As filed with the Securities and Exchange Commission on April 30, 1999


                                         Registration No. 333-01153


                                     SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON, D.C.  20549

                                                  FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
(X)
                             PRE-EFFECTIVE AMENDMENT NO.
(   )

                             POST-EFFECTIVE AMENDMENT NO.   4

(X)

                                                   and/or

                                 REGISTRATION STATEMENT UNDER THE INVESTMENT
                                             COMPANY ACT OF 1940
(X)


                                             Amendment No.   6

(X)
                                            (Check appropriate box or boxes)


                                      VARIABLE ANNUITY-1 SERIES ACCOUNT
                                         (Exact name of Registrant)
                                 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                             (Name of Depositor)
                                           8515 East Orchard Road
                                          Englewood, Colorado 80111
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                             Depositor's Telephone Number, including Area Code:
                                               (800) 537-2033


                                             William T. McCallum
                                    President and Chief Executive Officer
                                 Great-West Life & Annuity Insurance Company
                                           8515 East Orchard Road
                                         Englewood, Colorado  80111
                                   (Name and Address of Agent for Service)

                                                  Copy to:

                                            James F. Jorden, Esq.
                             Jorden Burt Boros Cicchetti Berenson & Johnson LLP 1025 Thomas Jefferson Street, N.W., Suite 400 East
                                        Washington, D.C.  20007-0805



Title of securities being registered: Flexible Premium Deferred Variable Annuity


 It is proposed that this filing will become effective (check appropriate space)


          X Immediately upon filing pursuant to paragraph (b) of Rule 485. On May 1, 1998 , pursuant to paragraph (b) of Rule 485. 60 days after filing pursuant to paragraph (a) of Rule 485. On , pursuant to paragraph (a)(i) of Rule 485. 75 days after filing pursuant to paragraph (a)(ii) of Rule 485. On , pursuant to paragraph (a)(ii) of Rule 485.


        If appropriate, check the following:

                      This post-effective  amendment  designates a new effective date for a previously filed post-effective amendment.

                                      VARIABLE ANNUITY-1 SERIES ACCOUNT
                                            Cross Reference Sheet
                                       Showing Location in Prospectus
                                   and Statement of Additional Information
                                           As Required by Form N-4

FORM N-4 ITEM                                             PROSPECTUS CAPTION

1.      Cover Page..........................                                    Cover Page

2.      Definitions.........................                                    Definitions

3.      Synopsis............................                          Variable Annuity Fee Table; Summary

4.      Condensed Financial Information.....                          Condensed    Financial
                                                                      Information;  Performance Data
5.      General Description of
          Registrant, Depositor and
          Portfolio Companies...............                      Great-West Life & Annuity
                                                                 Insurance   Company  and  the
                                                                 Series Account;
                                                                 Portfolios; Voting Rights

6.             Deductions and Expenses............               Charges and Deductions; Appendix A;
                                                                 Distribution of the Contracts

7.      General Description of
         Variable Annuity Contracts........                      Summary; The Portfolios; The Guarantee Period
                                                                 Fund; Application  and Contributions; Transfers
                                                                 Death    Benefits,  Payout Options; Rights
                                                                 Benefit;   Payment   Options; Rights
                                                                 Reserved   by  the   Company;
                                                                 Statement of Additional Information

8.      Annuity Period......................                     Payout Options

9.      Death Benefit.......................                      Death Benefit

10.     Purchases and Contract Value........                     Application and Contributions; Annuity
                                                                 Account Value

11.     Redemptions.........................                     Cash Withdrawals; Payout Options;
                                                                 Summary

12.     Taxes...............................                     Federal    Tax
        Matters

13.     Legal Proceedings...................                     Legal Proceedings

14.     Table of Contents of
          Statement of Additional
          Information.......................                      Available Information





                                                          STATEMENT OF ADDITIONAL
FORM N-4 ITEM                                             INFORMATION CAPTION

15.     Cover Page..........................                       Cover Page

16.     Table of Contents...................                       Table of Contents

17.     General Information and
          History...........................
                                                                 General Information; Great-West
                                                                 Life  &   Annuity   Insurance
                                                                 Company
                                                                 and    Variable     Annuity-1
                                                                 Series      Account

18.     Services............................                     Services

19.     Purchase of Securities
          Being Offered.....................                     Not Applicable

20.     Underwriters........................                     Services - Principal Underwriter

21.     Calculation of
          Performance Data..................                     Calculation of Performance Data

22.     Annuity Payments....................                     Calculation of Annuity Payments

23.     Financial Statements................                     Financial Statements


                                                   PART A

                                    INFORMATION REQUIRED IN A PROSPECTUS

                                    Schwab Select Annuity(TM)
                    A flexible premium deferred fixed and variable annuity

                                        Distributed by
                                  Charles Schwab & Co., Inc.
                        ---------------------------------------------
                                          Issued by
                         Great-West Life & Annuity Insurance Company

                           Prospectus Supplement dated May 1, 1999
                             to the Prospectus dated May 1, 1999


This Prospectus  supplement describes eight (8) Sub-Accounts that will be closed
to   Contributions   and  Transfers   effective   June  1,  1999  (the  "Deleted
Sub-Accounts").

Any Contract owner attempting to make Contributions or effect Transfers (including those utilizing an Automatic Contribution Plan or one of the custom transfer features: Dollar Cost Averaging or Rebalancer Option, involving the Deleted Portfolios should contact the Schwab Insurance & Annuity Service Center at 1-800-838-0650 or P.O. Box 7666, San Francisco, California 94120-7666
immediately to make alternate arrangements. If you fail to make alternate arrangements, Schwab will try to contact you immediately to request alternative allocation instructions. If Schwab is unable to contact you immediately, Contributions allocated to the Deleted Sub-Accounts will be returned to you with a request that you provide alternate allocation instructions and Transfer Requests, including those utilizing a customer transfer feature, will not be processed.

Great-West Life & Annuity Insurance Company ("Great-West") is seeking an order from the Securities and Exchange Commission ("SEC") to permit a substitution of the shares of the Portfolios held in the Deleted Sub-Accounts. If the substitution transactions are approved, your Annuity Account Value, if any, held in the Deleted Sub-Accounts will be transferred to the following Sub-Accounts (the "Substituted Sub-Accounts") on the date designated by Great-West upon receipt of the SEC order:




      ---------------------------------------------- -------------------------------------------

                  Deleted Sub-Accounts                        Substituted Sub-Accounts

      ---------------------------------------------- -------------------------------------------
      ---------------------------------------------- -------------------------------------------

                   Van Eck Hard Assets                         Janus Worldwide Growth

      ---------------------------------------------- -------------------------------------------
      ---------------------------------------------- -------------------------------------------

               Lexington Emerging Markets                    Janus International Growth

      ---------------------------------------------- -------------------------------------------
      ---------------------------------------------- -------------------------------------------

                Stein Roe Special Venture                         SAFECO RST Growth

      ---------------------------------------------- -------------------------------------------
      ---------------------------------------------- -------------------------------------------

                INVESCO VIF Total Return                     INVESCO VIF Equity Income

      ---------------------------------------------- -------------------------------------------
      ---------------------------------------------- -------------------------------------------

         Janus Aggressive Growth, Alger American
        Small Capitalization, Strong Discovery II              Alger American Growth
      and American Century VP Capital Appreciation

      ---------------------------------------------- -------------------------------------------


At any time prior to the proposed substitution, you may transfer your account balance from the Deleted Sub-Accounts to any of the remaining Sub-Accounts available under your Contract without incurring any charges and such transfer will not be counted as one of the twelve free transfers permitted in a calendar year. If the substitution is approved by the SEC, Contract owners affected by the substitution will be permitted to make one transfer of all amounts in the Substituted Sub-Accounts without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the substitution, it will not be counted as one of the twelve free transfers permitted in a calendar year.

Following is a description of each of the Portfolios which correspond to the Deleted Sub-Accounts:


Alger American Small Capitalization Portfolio

Seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly.


American Century VP Capital Appreciation Portfolio
Seeks  capital  growth by  investing  in  common  stocks  (including  securities convertible into common stocks and other equity equivalents) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, better-than-average potential for appreciation.


INVESCO VIF - Total Return Fund

Seeks a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

Janus Aspen Series Aggressive Growth Portfolio

Seeks long-term growth of capital by investing in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in securities issued by medium-sized companies.



Lexington Emerging Markets Fund
Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.


SteinRoe Special Venture Fund Variable Series

Seeks capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth.


The Strong Discovery Fund II, Inc.
Seeks long-term growth by normally investing at least 65% of its assets in common stocks of companies with small market capitalizations.


Van Eck Worldwide Insurance Trust: Van Eck Worldwide Hard Assets Fund Seeks long-term capital appreciation by investing in hard asset securities, such as commodities or securities of firms involved to a significant extent (directly or indirectly) primarily in the following areas: precious metals, ferrous and non-ferrous metals, energy, forest products, real estate, and other non-agricultural commodities.


For more information about the Schwab Select Annuity, please see the Prospectus and Statement of Additional Information.


                                  Portfolio Annual Expenses1
                          (as a percentage of Portfolio net assets)


              Portfolio                Management  Other     12b-1        Total    Total     Total
                                          fees     expenses    fees     Portfolio  Fee       Portfolio
                                                                        expenses   Waivers++  expenses
                                                                        before               after
                                                                        fee                  fee
                                                                         waivers             waivers
Alger American Small Capitalization     0.85%      0.04%       0.00%      0.89%     0.00%     0.89%
American Century VP Capital             1.00%      0.00%       0.00%      1.00%     0.00%     1.00%
Appreciation
INVESCO VIF-Total Return                0.75%      0.49%       0.00%      1.24%     0.07%     1.17%
Janus Aspen Series Aggressive Growth    0.72%      0.03%       0.00%      0.75%     0.00%     0.75%
Lexington Emerging Markets              0.85%      1.23%       0.00%      2.08%     0.00%     2.08%
Lexington Emerging Markets
Stein Roe Special Venture               0.65%      0.10%       0.00%      0.75%     0.00%     0.75%
Strong Discovery Fund II                1.00%      0.23%       0.00%      1.23%     0.00%     1.23%
Strong Discovery Fund II
Van Eck Worldwide Hard Assets           1.00%      0.20%       0.00%      1.20%     0.04%     1.16%



++ For the INVESCO VIF-Total Return Fund, certain expenses are being voluntarily absorbed by INVESCO. For the Van Eck Worldwide Hard Assets Fund, `Other Expenses' are reduced to 1.16% pursuant to the directed brokerage and custodian fee arrangement the Fund has in place.

Examples1


If you retain, annuitize or surrender the Contract at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% return on assets. These examples assume that no Premium Taxes have been assessed.


              Portfolio                 1 year2          3 years        5 years       10 years
Alger American Small Capitalization          $ 9            $30           $56            $139
American Century VP Capital                  $11            $34           $62            $155
Appreciation
INVESCO-VIF Total Return                     $12            $40           $73            $180
Janus Aspen Series Aggressive Growth         $ 8            $26           $47            $118
Lexington Emerging Markets                   $22            $70           $126           $306
SteinRoe Special Venture                     $ 8            $26           $47            $118
Strong Discovery Fund II                     $13            $42           $76            $189
Van Eck Worldwide Hard Assets                $12            $40           $72            $167

These examples, including the assumed rate of return, should not be considered representations of future performance or past or future expenses. Actual expenses paid or performance achieved may be greater or less than that shown, subject to the guarantees in the Contract.

Performance  Data
From time to time, we may advertise average annual total returns for the Sub-Accounts. These figures will be based on historical information and are not intended to indicate future performance.


The table on the following page reflects standardized and non-standardized average annual total return for one-, three-, five- and ten-year periods (or since inception, if less than ten years) ended December 31, 1998 for the Deleted Portfolios. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.

Both the standardized and non-standardized data reflect the deduction of all fees and charges under the Contract. The standardized data is calculated from the inception date of the Sub-Account and the non-standardized data is calculated for periods preceding the inception date of the Sub-Account. For additional information regarding yields and total returns calculated using the standard methodologies briefly described herein, please refer to the Statement of Additional Information.


Performance information and calculations for any Sub-Account are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to an Sub-Account during a particular time period. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests and the market conditions during the given time period. It should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:

o the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and

o the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

We may from time to time also disclose cumulative (non-annualized) total returns, yield and standard total returns for the Sub-Accounts.

We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Series Account commenced operations.

For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.


              Sub-Account           1 year 3 years 5 years 10 years         Since          Inception         Since       Inception
                                                                         Inception of        Date of      Inception of     Date of
                                                                        Sub-Account        Sub-Account      Portfolio     Portfolio

                                                                                                          (if less than
                                                                                                            10 years)

Alger American Small Capitalization 14.55%  9.32%  12.13%    18.82%      11.91%              11/1/96          N/A           9/21/88
American Century VP Capital
Appreciation                       -2.99%   -4.08%   2.39%    7.78%      -5.05%              11/1/96          N/A          11/20/87
INVESCO VIF-Total Return            8.67%   13.78%   N/A      N/A        15.26%              11/1/96         13.84%          6/2/94
Janus Aspen Aggressive Growth      33.12%   16.76%  18.34%    N/A        19.47%              11/1/96         20.89%         9/13/93
Lexington Emerging Markets        -28.82%  -12.72%   N/A      N/A       -18.62%              11/1/96         -8.87%         3/30/94
SteinRoe Special Venture          -18.01%    3.32%   4.16%    N/A        -4.74%              11/1/96         11.61%          1/3/89
Strong Discovery Fund II            6.35%    5.49%   8.11%    N/A         9.86%              11/1/96         10.44%          5/8/92
Van Eck Worldwide Hard Assets     -31.49%   -7.90%  -4.08%    N/A       -15.88%              11/1/96          1.38%          9/1/89




                                    Schwab Select Annuity(TM)
                    A flexible premium deferred variable and fixed annuity

                                        Distributed by
                                  Charles Schwab & Co., Inc.
                                          Issued by
                         Great-West Life & Annuity Insurance Company

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by Great-West to give information or to make any representation, other than those contained in this Prospectus, in connection with the offers contained in this Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.


                         The date of this Prospectus is May 1, 1999.


                                              2

-------------------------------------------------------------------------------
Overview

This Prospectus describes the Schwab Select Annuity--a flexible premium deferred annuity contract which allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Contract is issued either on a group basis or as individual contracts by Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A). Both will be referred to as the "Contract" throughout this prospectus.


How to Invest
The minimum initial investment (a "Contribution") is:
o       $5,000
o       $2,000 if an IRA
o   $1,000 if subsequent Contributions are made via Automatic Contribution Plan

The minimum subsequent Contribution is:
o       $500 per Contribution
o       $100 per Contribution if made via Automatic Contribution Plan

Allocating Your Money

When you contribute money to the Schwab Select Annuity, you can allocate it among the Sub-Accounts of the Variable Annuity-1 Series Account which invest in the following Portfolios: o Alger American Growth Portfolio o American Century VP International Portfolio o BT Funds Trust EAFE Equity Index Portfolio o BT Funds Trust Small Cap Index Portfolio o Baron Capital Asset Fund o Berger IPT-Small Company Growth Fund o Dreyfus Variable Investment Fund Capital Appreciation Portfolio o Dreyfus Variable Investment Fund Growth and Income
Portfolio o Federated American Leaders Fund II o Federated Fund for U.S. Government Securities II o Federated Utility Fund II o INVESCO VIF-High Yield Fund o INVESCO VIF-Equity Income Fund o Janus Aspen Series Growth Portfolio o Janus Aspen Series Worldwide Growth Portfolio o Janus Aspen Flexible Income Portfolio o Janus Aspen International Growth Portfolio o Montgomery Variable Series Growth Fund o Prudential Series Fund Equity Portfolio o SAFECO Resource Series Trust Equity Portfolio o SAFECO Resource Series Trust Growth Portfolio o Schwab MarketTrack Growth Portfolio II o Schwab Money Market Portfolio o Schwab S&P 500 Portfolio o Scudder Variable Life Investment Fund:
       Capital Growth Portfolio
o       Scudder Variable Life Investment Fund:
        Growth & Income Portfolio
o       The Strong Schafer Value Fund II
o Van Kampen Life Investment Trust-Morgan Stanley Real Estate Securities Portfolio You can also allocate some or all of the money you contribute to the Guarantee Period Fund. The Guarantee Period Fund allows you to select one or more Guarantee Periods that offer specific interest rates for a specific period. Please note that the Guarantee Period Fund may not be available in all states.


Sales and Surrender Charges

There are no sales, redemption, surrender or withdrawal charges under the Schwab Select Annuity.


Free Look Period
After you receive your Contract, you can look it over free of obligation for at least 10 days or longer if required by your state law (up to 35 days for replacement policies), during which you may cancel your Contract.

Payout Options

The Schwab Select Annuity offers a variety of annuity payout and periodic withdrawal options. Depending on the option you select, income can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time.


The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal.

For account information, please contact:
    Schwab Insurance & Annuity Service Center
    P.O. Box 7666
    San Francisco, California 94120-7666
    800-838-0650


This prospectus presents important information you should review before purchasing the Schwab Select Annuity. Please read it carefully and keep it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated May 1, 1999 (as may be amended from time to time), and filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus. The table of contents for the Statement of Additional Information may be found on page - of this Prospectus. You may obtain a copy without charge by contacting the Schwab Insurance & Annuity Service Center at the above address or phone number. Or, you can obtain it by visiting the Securities and Exchange Commission's web site at www.sec.gov. This web site also contains other information about us that has been filed electronically.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

                         The contract is not available in all states.

                                              3

--------------------------------------------------------------------------------
Table of Contents

3
Definitions....................................4
Summary........................................6
  How to contact Schwab........................6
Variable Annuity Fee Table.....................7
Portfolio Annual Expenses......................8
Fee Examples...................................9
Condensed Financial Information...............10
Great-West Life & Annuity Insurance
Company.......................................10
The Series Account............................10
The Portfolios................................10
  Meeting Investment Objectives...............12
Where to Find More Information About the Portfolios       12
  Addition, Deletion or Substitution..........12
The Guarantee Period Fund.....................12
  Investments of the Guarantee Period Fund....13
  Subsequent Guarantee Periods................13
  Breaking a Guarantee Period.................14
  Interest Rates..............................14
  Market Value Adjustment.....................14

Application and Initial Contributions.........14
Free Look Period..............................15
Subsequent Contributions......................15
Annuity Account Value.........................15
Transfers.....................................16

  Possible Restrictions.......................16
  Automatic Custom Transfers..................16

Cash Withdrawals..............................18

  Withdrawals to Pay Investment Manager or
  Financial Advisor Fees......................18
  Tax Consequences of Withdrawals.............18

Telephone Transactions........................18
Death Benefit.................................19

  Beneficiary.................................19
  Distribution of Death Benefit...............19

Charges and Deductions........................20
  Mortality and Expense Risk Charge...........21
  Contract Maintenance Charge.................21
  Transfer Fees...............................21
  Expenses of the Portfolios..................21
  Premium Tax.................................21
  Other Taxes..................................22

Payout Options................................22
  Periodic Withdrawals........................22
  Annuity Payouts.............................23

Seek Tax Advice...............................24
Federal Tax Matters...........................24

  Taxation of Annuities.......................25
  Individual Retirement Annuities.............26

Assignments or Pledges........................27
Performance Data..............................27

  Money Market Yield..........................27
  Average Annual Total Return.................27
Distribution of the Contracts.................29
Selected Financial Data.......................29
Management's Discussion and Analysis of
Financial Condition and Results of Operations 31
Voting Rights..................................44
Rights Reserved by Great-West.................44
Legal Proceedings.............................44
Legal Matters.................................44
Experts.......................................44
Available Information.........................45
Appendix A--Condensed Financial
Information...................................46
Appendix B--Market Value Adjustments...........48
Appendix C--Net Investment Factor..............50
Consolidated Financial Statements and
Independent Auditors' Report                   51

Definitions
1035 Exchange--A provision of the Internal Revenue Code that allows for the tax-free exchange of assets among certain types of insurance contracts.

Accumulation Period--The time period between the Effective Date and the Annuity Commencement Date. During this period, you're contributing to the annuity.

Annuitant--The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. If a Contingent Annuitant is named, the Annuitant will be considered the Primary Annuitant. Annuity Account--An account established by us in your name that reflects all account activity under your Contract. Annuity Account Value--The sum of all the investment options credited to your Annuity Account--less partial withdrawals, amounts applied to an annuity payout option, periodic withdrawals, charges deducted under the Contract, and Premium Tax, if any.

Annuity Commencement Date--The date annuity payouts begin.

Annuity Individual Retirement Account (or Annuity IRA)--An annuity contract used in a retirement savings program that is intended to satisfy the requirements of
Section 408 of the Internal Revenue Code of 1986, as amended.

Annuity Payout Period--The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit--An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Contribution Plan--A feature which allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary--The person(s) designated to receive any Death Benefit under the terms of the Contract.

Contingent Annuitant--The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant.

Contributions--The amount of money you invest or deposit into your annuity.

Death Benefit--The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Distribution Period--The period starting with your Payout Commencement Date.

---------------------------------------------------------------------------

Schwab Select Annuity Structure

---------------------------------------------------------------------------
Your total Annuity Account can be made up of a variable and a fixed account.


[object omitted]


Effective Date--The date on which the first Contribution is credited to your Annuity Account.

Fixed Account Value--The value of the fixed investment option credited to you under the Annuity Account.

Guarantee Period--The number of years available in the Guarantee Period Fund during which Great-West will credit a stated rate of interest. Great-West may discontinue offering a period at any time for new Contributions. Amounts allocated to one or more guaranteed periods may be subject to a Market Value Adjustment.

Guarantee Period Fund--A fixed investment option which pays a stated rate of interest for a specified time period.

Guarantee Period Maturity Date--The last day of any Guarantee Period.

Guaranteed Interest Rate--The minimum annual interest rate in effect that applies to each Guarantee Period at the time the Contribution is made.

Market Value Adjustment (or MVA)--An amount added to or subtracted from certain transactions involving the Guarantee Period Fund to reflect the impact of changing interest rates.

Non-Qualified Annuity Contract--An annuity contract funded with money outside a tax qualified retirement plan.

Owner (Joint Owner) or You--The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased in an IRA, the Owner and the Annuitant must be the same individual and a Joint Owner is not allowed.

Payout Commencement Date--The date on which annuity payouts or periodic withdrawals begin under a payout option. The Payout Commencement Date must be at least one year after the Effective Date of the Contract. If you do not indicate a Payout Commencement Date on your application, annuity payouts will begin on the first day of the month of the Annuitant's 91st birthday.

Portfolio--A registered management investment company, or portfolio, in which the assets of the Annuity Account may be invested.

Premium Tax--A tax charged by a state or other governmental authority. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be assessed at the time you make a Contribution or when annuity payments begin.

Request--Any written, telephoned, or computerized instruction in a form satisfactory to Great-West and Schwab received at the Schwab Insurance & Annuity Service Center (or other annuity service center subsequently named) from you, your designee (as specified in a form acceptable to Great-West and Schwab) or the Beneficiary (as applicable) as required by any provision of the Contract.

Series Account--The segregated account established by Great-West under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.


Sub-Account--A division of the Series Account containing the shares of a Portfolio. There is a Sub-Account for each Portfolio.


Surrender Value--The value of your annuity account with any applicable Market Value Adjustment on the Effective Date of the surrender, less Premium Tax, if any.

Transaction Date--The date on which any Contribution or Request from you will be processed. Contributions and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next business day. Requests will be processed and the variable account value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer--Moving money from and among the Sub-Account(s) and the Guaranteed Period Fund.


Variable Account Value--The value of the Sub-Accounts credited to you under the Annuity Account.

-------------------------------------------------------------------------
Summary

The Schwab Select Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts) and a fixed investment option (the Guarantee Period Fund). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

The Schwab Select Annuity can be purchased on a non-qualified basis or purchased and used in connection with an IRA. You can also purchase it through a 1035 Exchange from another insurance contract.

-------------------------------------------------------------------------
How to contact Schwab:

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Schwab Insurance & Annuity Service Center
-------------------------------------------------------------------------
P.O. Box 7666
San Francisco, CA 94120-7666
-------------------------------------------------------------------------
800-838-0650
-------------------------------------------------------------------------

Your initial Contribution must be at least $5,000; $2,000 if an IRA; $1,000 if you are setting up an Automatic Contribution Plan. Subsequent Contributions must be either $500; or $100 if made through an Automatic Contribution Plan.


The money you contribute to the annuity will be invested at your direction, except that during your "free look period" which, depending on your state law, is generally 10 days after you receive your Contract. During this period your payment will be allocated to the Schwab Money Market Sub-Account.


Prior to the Payout Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals may be subject to federal income tax as well as a federal penalty tax.

When you're ready to start taking money out of your annuity, you can select from a variety of payout options, including variable and fixed annuity payouts as well as periodic payouts.


If the Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary you select. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the "Death Benefit" section on page 19.

For accounts under $50,000, we deduct a $25 annual Contract Maintenance Charge from the Annuity Account Value on each Contract anniversary date. There is no annual Contract Maintenance Charge for accounts of more than $50,000. We also deduct a Mortality and Expense Risk Charge from your Sub-Accounts at the end of each daily valuation period equal to an effective annual rate of 0.85% of the value of the net assets in your Sub-Accounts. Each Portfolio assesses a charge for management fees and other expenses. These fees and expenses are detailed in this prospectus.


You may cancel your Contract during the free look period by sending it to the Schwab Insurance & Annuity Service Center. If you are replacing an existing insurance contract with the Contract, the free look period may be extended based on your state of residence. We will refund the greater of: o Contributions received, less surrenders, withdrawals and distributions, or
o       The Annuity Account Value


This summary highlights some of the more significant aspects of the Schwab Select Annuity. You'll find more detailed information about these topics throughout the prospectus and in your Contract. Please keep them both for future reference.

-------------------------------------------------------------------------
Variable Annuity Fee Table

The purpose of the tables and the examples that follow is to help you understand the various costs and expenses that you will bear directly or indirectly when investing in the annuity. The tables and examples reflect expenses related to the Sub-Accounts as well as of the Portfolios. In addition to the expenses listed below, Premium Tax may be applicable.


Contract Owner transaction expenses1
Sales load                                     None
Surrender fee                                  None
Transfer fee (first 12 per year)2              None
Annual Contract Maintenance Charge3            $25.00

Annual expenses1
(as a percentage of average Variable Account assets) Mortality and expense risk charge 0.85% Administrative expense charge 0.00% Other fees and expenses of the variable account 0.00% Total annual expenses 0.85%
-------------------------------------------------------------------------

1The Contract Owner Transaction Expenses apply to each Contract, regardless of how the Annuity Account Value is allocated. The Sub-Account Annual Expenses do not apply to the Guarantee Period Fund. 2There is a $10 fee for each Transfer in excess of twelve in any calendar year. 3The Contract Maintenance Charge is currently waived for Contracts with an Annuity Account Value of at least $50,000. If your Annuity Account Value falls below $50,000 due to a withdrawal, the Contract Maintenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $50,000.


Portfolio Annual Expenses

                                      Portfolio Annual Expenses
 (as a percentage of Portfolio net assets, before and after fee waivers and expense reimbursements)
             Portfolio               Management  Other      12b-1        Total    Total      Total
                                        fees     expenses     fees     Portfolio  Fee        Portfolio
                                                                       Expenses   Waivers1   expenses
                                                                       before                after
                                                                       fee                   fee
                                                                        waivers              waivers

                   Portfolio                      Management    Other       12b-1      Total Portfolio
                                                     fees        expenses     fee          expenses
                                                                            expensess
Alger American Growth                 0.75%       0.04%       0.00%      0.79%      0.00%     0.79%
Portfolio
American Century VP International     1.47%       0.00%       0.00%      1.47%      0.00%     1.47%
BT Funds Insurance Trust
     EAFE Equity Index                0.45%       1.21%       0.00%      1.66%      1.01%     0.65%
BT Funds Insurance Trust
     Small Cap Index                  0.35%       1.23%       0.00%      1.58%      1.13%     0.45%
Baron Capital Asset                   1.00%       0.25%       0.25%      1.50%      0.00%     1.50%
Berger IPT-Small Company Growth       0.90%       1.29%       0.00%      2.19%      1.04%     1.15%
Dreyfus Variable Investment Fund      0.75%       0.06%       0.00%      0.81%      0.00%     0.81%
Capital Appreciation
Dreyfus Variable Investment Fund      0.75%       0.03%       0.00%      0.78%      0.00%     0.78%
Growth & Income
Federated American Leaders II         0.75%       0.14%       0.00%      0.89%      0.01%     0.88%
Federated U.S. Government             0.60%       0.33%       0.00%      0.93%      0.08%     0.85%
Securities II
Federated Utility II                  0.75%       0.25%       0.00%      1.00%      0.07%     0.93%
INVESCO VIF-High Yield                0.60%       0.47%       0.00%      1.07%      0.00%     1.07%
INVESCO VIF-Equity Income             0.75%       0.42%       0.00%      1.17%      0.24%     0.93%
Janus Aspen Growth                    0.72%       0.03%       0.00%      0.75%      0.07%     0.68%
Janus Aspen Worldwide Growth          0.67%       0.07%       0.00%      0.74%      0.02%     0.72%
Janus Aspen Flexible Income           0.65%       0.08%       0.00%      0.73%      0.00%     0.73%
Janus Aspen International Growth      0.75%       0.20%       0.00%      0.95%      0.09%     0.86%
Montgomery Variable Series: Growth    1.00%       0.40%       0.00%      1.40%      0.15%     1.25%
Prudential Series Fund Equity         0.45%       0.16%       0.25%      0.86%      0.00%     0.86%
SAFECO RST Equity                     0.74%       0.04%       0.00%      0.78%      0.00%     0.78%
SAFECO RST Growth                     0.74%       0.06%       0.00%      0.80%      0.00%     0.80%
Schwab MarketTrack Growth II          0.54%       0.55%       0.00%      1.09%      0.49%     0.60%
Schwab Money Market                   0.38%       0.15%       0.00%      0.53%      0.03%     0.50%
Schwab S&P 500                        0.20%       0.19%       0.00%      0.39%      0.11%     0.28%
Scudder Variable Life Investment      0.47%       0.04%       0.00%      0.51%      0.00%     0.51%
Fund: Capital Growth
Scudder Variable Life Investment      0.47%       0.09%       0.00%      0.56%      0.00%     0.56%
Fund:
Growth & Income
Strong Schafer Value II               1.00%       0.39%       0.00%      1.39%      0.00%     1.39%
Van Kampen Life Investment Trust -
Morgan Stanley Real Estate            1.00%       0.08%       0.00%      1.08%      0.00%     1.08%
Securities

1 For the BT Insurance Funds Trust EAFE Equity Index and Small Cap Index , the Advisor has voluntarily undertaken to waive its fee and reimburse each Fund for certain expenses so that the EAFE Equity Index Fund's total operating expense will not exceed 0.65% and the Small Cap Index Fund's total operating expense will not exceed 0.45%. For the Berger IPT-Small Company Growth Portfolio, under a written contract, the Portfolio's investment advisor waives its fees and reimburses the Portfolio to the extent that, at any time during the life of the Portfolio, the Portfolio's annual operating expenses will not exceed 1.15%. The contract may not be terminated or amended except by a vote of the Portfolio's Board of Trustees. For the Federated American Leaders II, Federated U.S. Government Securities II and Federated Utility Funds, the management fee has been reduced to reflect the voluntary waiver of a portion of the fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. For the INVESCO VIF-Equity Income Fund, certain expenses are being voluntarily absorbed by INVESCO. For the Janus Aspen Growth, Janus Aspen International Growth and Janus Aspen Worldwide Growth Portfolios, the investment adviser has agreed, until at least the next annual renewal of the advisory agreement, to reduce the management fee to the level of the corresponding Janus retail fund. For the Montgomery Variable Series: Growth Fund, the Advisor has voluntarily undertaken to waive its fee and reimburse the Fund for certain expenses so that the Fund's total operating expense will not exceed 1.25%.For the Prudential Series Fund Equity Portfolio, "Other Expenses" are estimated for 1999. For the Schwab MarketTrack Growth, Money Market and S&P 500 Portfolios, the total Portfolio expenses after fee waivers are guaranteed by Schwab and the investment adviser through April 30, 2000.


---------------------------------------------------------------------------

Fee Examples4
If you retain, annuitize or surrender the Contract at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets. These examples assume that no Premium Taxes have been assessed.

                   PORTFOLIO                      1 year5       3 years       5 years        10 years
Alger American Growth                               $8           $27           $49           $124
 Portfolio
American Century VP International                   $15          $50           $90           $223
BT Insurance Funds Trust EAFE Equity Index          $7           $22           $41           $102
BT Insurance Funds Trust Small Cap Index            $5           $16           $28           $72
Baron Capital Asset                                 $16          $51           $92           $227
Berger IPT-Small Company Growth                     $12          $39           $71           $177
Dreyfus Variable Investment Fund Capital            $9           $28           $51           $127
Appreciation
Dreyfus Variable Investment Fund Growth & Income    $8           $27           $49           $122
Federated American Leaders II                       $9           $30           $55           $137
Federated U.S. Government Securities II             $9           $29           $53           $133
Federated Utility II                                $10          $32           $58           $145
INVESCO VIF-High Yield                              $11          $37           $66           $165
INVESCO VIF-Equity Income                           $10          $32           $58           $145
Janus Aspen Growth                                  $7           $23           $43           $107
Janus Aspen Worldwide Growth                        $8           $25           $45           $113
Janus Aspen Flexible Income                         $7           $22           $41           $102
Janus Aspen International Growth                    $9           $29           $54           $134
Montgomery Variable Series: Growth                  $13          $43           $77           $191
 Fund
Prudential Series Fund Equity                       $9           $29           $54           $134
SAFECO RST Equity                                   $8           $27           $49           $122
SAFECO RST Growth                                   $8           $27           $50          $$125
Schwab MarketTrack Growth II                        $6           $21           $38           $95
Schwab Money Market                                 $5           $17           $32           $79
Schwab S&P 500                                      $3           $10           $18           $45
Scudder Variable Life Investment Fund: Capital      $5           $18           $32           $81
Growth
Scudder Variable Life Investment Fund: Growth       $6           $19           $35           $89
and Income
Strong Schafer Value II                             $15          $47           $86           $212
Van Kampen                                          $11          $37           $67           $167
 American Life Investment Trust-Morgan Stanley
Real Estate Securities
Portfolio

These examples, including the assumed rate of return, should not be considered representations of future performance or past or future expenses. Actual expenses paid or performance achieved may be greater or less than those shown, subject to the guarantees in the Contract.



4 The Portfolio Annual Expenses and these examples are based on data provided by the Portfolios. Great-West has no reason to doubt the accuracy or completeness of that data, but Great-West has not verified the Portfolios' figures. In preparing the Portfolio Expense table and the Examples above, Great-West has relied on the figures provided by the Portfolios. 5 These examples are based on total Portfolio expenses after taking fee waivers and reimbursements into account.

------------------------------------------------
Condensed Financial Information Attached as Appendix A is a table showing selected information concerning accumulation units for each Sub-Account for 1996, 1997 and 1998. An accumulation unit is the unit of measure that we use to calculate the value of your interest in a Sub-Account. The accumulation unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the Contract Maintenance Charge. The information in the table is included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a more complete picture of each Sub-Account's finances and performance, you should also review the Series Account's financial statements, which are in the Series Account's Annual Report dated December 31,1998 and contained in the Statement of Additional Information.

------------------------------------------------
Great-West Life & Annuity Insurance Company Great-West is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the state of Colorado.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S.Virgin Islands and Guam.

------------------------------------------------
The Series Account
We established the Variable Annuity-1 Series Account in accordance with Colorado laws on July 24, 1995.

The Series Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"), as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those Contracts are, however, our general corporate obligations.


The Series Account is divided into 28 Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will at all times be fully invested in Portfolio shares.


We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

------------------------------------------------
The Portfolios

The Contract offers a number of Portfolios, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the "Portfolio Prospectuses"). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by request.


Each Portfolio:
o       holds its assets separate from the  assets of the other Portfolios,
o       has its own distinct investment objective and policy, and
o       operates as a separate investment fund

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Portfolios may differ substantially.

The investment objectives of the Portfolios are briefly described below:

The Alger American Fund--advised by Fred Alger
Management, Inc. of New York, New York.


Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

American Century Variable Portfolios,
Inc.--advised by American Century Investment
Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.


American Century VP International seeks capital growth by investing primarily in equity securities of foreign companies. The Fund invests primarily in securities of issuers in developed countries.


The BT Insurance Funds Trust--advised by Bankers Trust Company of New York, New York.

BT Insurance Funds Trust Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index. The Russell 2000 Index emphasizes stocks of small U.S. companies and is a widely accepted benchmark of small-company stock performance.

BT Insurance Funds Trust EAFE Equity Index Fund seeks to match, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International EAFE(R) Index. The EAFE Index emphasizes stocks of companies in major markets in Europe, Australia, and the Far East and is a widely accepted benchmark of international stock performance.

Baron Capital Asset Fund--advised by BAMCO, Inc.
of New York, New York.

Baron Capital Asset Fund seeks capital appreciation through investments in small and medium sized companies with undervalued assets or favorable growth prospects. The Fund invests primarily in small sized companies with market capitalizations of approximately $100 million to $1.5 billion and medium sized companies with market values of $1.5 billion to $5 billion.


Berger Institutional Products Trust--advised by
Berger Associates of Denver, Colorado.


Berger IPT-Small Company Growth Fund seeks capital appreciation by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

Dreyfus Variable Investment Fund--advised by The
Dreyfus Corporation of New York, New York.

Dreyfus Variable Investment Fund Capital Appreciation Portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. The Fund generally invests at least 80% of net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion.

Dreyfus Variable Investment Fund Growth & Income Portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, it invests in stocks, bonds and money market instruments of domestic and foreign issuers.


Federated Insurance Series--advised by Federated
Advisers of Pittsburgh, Pennsylvania.

Federated American Leaders Fund II seeks to achieve long-term growth of capital as a primary objective and seeks to provide income as a secondary objective through investment of at least 65 % of its total assets (under normal circumstances) in common stocks of "blue chip" companies.

Federated Fund for U.S. Government Securities II seeks to provide current income through investment of at least 65% of its total assets in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed as to principal and interest by the U.S. government, its agencies, or instrumentalities and in certain collateralized mortgage obligations, and repurchase agreements.

Federated Utility Fund II seeks to provide high current income and moderate capital appreciation by investing in a professionally-managed, diversified portfolio of utility company equity and debt securities.


INVESCO Variable Investment Funds, Inc.--advised by INVESCO Funds Group, Denver, Colorado. INVESCO Trust Company is the sub-adviser for the INVESCO VIF-Equity Income Portfolio.

INVESCO VIF-Equity Income Fund is a diversified fund that seeks the highest possible current income, with the added potential for capital appreciation. The Fund normally invests at least 65% of its total assets in dividend paying common stocks. The Fund's equity investments are limited to stocks that can be easily traded in the U.S.; it may, however, invest in foreign securities in the form of American Depository Receipts. The rest of the Fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The Fund may also invest up to 15% of its assets in lower-grade debt securities commonly known as "junk bonds," which generally offer higher interest rates, but are riskier investments than investment grade securities.

INVESCO VIF-High Yield Fund seeks a high level of current income. It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds," and preferred stock, including securities issued by foreign companies. Although these securities carry with them higher risks, they generally provide higher yields - and therefore higher income than higher-rated debt securities.


Janus Aspen Series--advised by Janus Capital
Corporation of Denver, Colorado.


Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks selected for their growth potential.

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the U.S.

Janus Aspen International Growth Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the U.S.

Janus Aspen Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio invests in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. The Portfolio will invest at least 80% of its assets in income-producing securities and may own an unlimited amount of high-yield/high-risk fixed income securities and these securities may be a big part of the Portfolio.


Montgomery Variable Series--advised by
Montgomery Asset Management, LLC of San
Francisco, California

Montgomery Growth Fund seeks long-term capital appreciation by investing in growth-oriented U.S. companies. The Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion. The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firm's growth potential.


Prudential Series Fund--advised by the
Prudential Insurance Company of America of
Newark, New Jersey

Prudential Series Fund Equity Portfolio seeks capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indexes. Current income, if any , is incidental.


SAFECO Resource Series Trust--advised by SAFECO Asset Management Company of Seattle, Washington.


SAFECO RST Equity Portfolio seeks growth of capital and the increased income that ordinarily follows from such growth. The Portfolio invests primarily in common stocks selected for appreciation potential.

SAFECO RST Growth Portfolio seeks growth of capital and the increased income that ordinarily follows from such growth. The Portfolio invests primarily in common stocks selected for appreciation potential.


Schwab Insurance & Annuity Portfolios--advised by Charles Schwab Investment Management, Inc.
of San Francisco, California.

Schwab Money Market Portfolio seeks maximum current income consistent with liquidity and stability of capital. This Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

Schwab MarketTrack Growth Portfolio II seeks to provide high capital growth with less volatility than an all stock portfolio by investing in a mix of stocks, bonds, and cash equivalents either directly or through investment in other mutual funds. Schwab S&P 500 Portfolio seeks to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented in the Standard & Poor's Composite Index of 500 stocks.


Scudder Variable Life Investment Trust--advised by Scudder Kemper Investments, Inc. of Boston,
Massachusetts

Scudder Variable Life Investment Fund: Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests principally in common stocks and preferred stocks in all sectors of the market, including companies that generate or apply new technologies, companies that own or develop natural resources, companies that may benefit from changing consumer demands and lifestyles and foreign companies.

Scudder Variable Life Investment Fund: Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The Portfolio pursues its goal by investing primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income.

The Strong Schafer Value Fund II --advised by
Strong Schafer Capital Management, L.L.C.
(SSCM) of Princeton, New Jersey

The Strong Schafer Value Fund II seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in common stocks of medium-and large-size companies.

Van Kampen Life Investment Trust--advised by Van
Kampen Asset Management Inc. of Oakbrook
Terrace, Illinois.

Van Kampen LIT-Morgan Stanley Real Estate Securities Portfolio seeks as a primary objective, long-term growth of capital by investing in securities of companies operating in the real estate industry, primarily equity securities of real estate investment trusts. Current income is a secondary investment objective.


Meeting Investment Objectives Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.


Where to Find More Information About the Portfolios Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio Prospectuses, which can be obtained from the Schwab Insurance & Annuity Service Center.


The Portfolios' Prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments. Currently, Schwab must approve certain changes.

Great-West and Schwab reserve the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio's shares. Any share substitution will comply with the requirements of the 1940 Act.


If you are  contributing to a Sub-Account  corresponding  to a Portfolio that is
being  discontinued,   you  will  be  given  notice  prior  to  the  Portfolio's
elimination.


Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. If a Sub-Account is eliminated, we will notify you and request that you to re-allocate the amounts invested in the eliminated Sub-Account.

------------------------------------------------
The Guarantee Period Fund The Guaranteed Period Fund is not part of the Series Account. Amounts allocated to the Guarantee Period Fund will be deposited to, and accounted for, in a non-unitized market value separate account. As a result, you do not participate in the performance of the assets through unit values.

Because your Contributions do not receive a unit ownership of assets accounted for in the separate account, the assets accrue solely to the benefit of Great-West and any gain or loss in the separate account is borne entirely by Great-West. You will receive the Contract guarantees made by Great-West for amounts you contribute to the Guarantee Period Fund.

When you contribute or Transfer amounts to the Guarantee Period Fund, you select a new Guarantee Period from those available. All Guarantee Periods will have a term of at least one year. Contributions allocated to the Guarantee Period Fund will be credited on the Transaction Date we receive them.

Each Guarantee Period will have its own stated rate of interest and maturity date determined by the date the Guarantee Period is established and the term you choose.

Currently, Guarantee Periods with annual terms of 1 to 10 years are offered only in those states where the Guarantee Period Fund is available. The Guarantee Periods may change in the future, but this will not have an impact on any Guarantee Period already in effect.


The value of amounts in each Guarantee Period equals Contributions plus interest earned, less any Premium Tax, amounts distributed, withdrawn (in whole or in part), amounts Transferred or applied to an annuity option, periodic withdrawals and charges deducted under the Contract. If a Guarantee Period is broken, a Market Value Adjustment may be assessed (please see "Breaking a Guarantee Period" on page 14). Any amount withdrawn or Transferred prior to the Guarantee Period Maturity Date will be paid in accordance with the Market Value Adjustment formula. You can read more about Market Value Adjustments on page 14.


Investments of the Guarantee Period Fund We use various techniques to invest in assets that have similar characteristics to our general account assets--especially cash flow patterns. We will primarily invest in investment-grade fixed income securities including: o Securities issued by the U.S.
    Government or its agencies or instrumentalities, which may or may not be guaranteed by the U.S. Government.
o Debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investment Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service.
o Other debt instruments, including, but not limited to, issues of banks or bank holding companies and of corporations, which obligations--although not rated by Moody's, Standard & Poor's, or other nationally recognized rating firms--are deemed by us to have an investment quality comparable to securities which may be purchased as stated above.
o Commercial paper, cash or cash equivalents and other short-term investments having a maturity of less than one year which are considered by us to have investment quality comparable to securities which may be purchased as stated above.


In addition, we may invest in futures and options solely for non-speculative hedging purposes. We may sell a futures contract or purchase a put option on futures or securities to protect the value of securities held in or to be sold for the general account or the non-unitized separate account if the securities prices are anticipated to decline. Similarly, if securities prices are expected to rise, we may purchase a futures contract or a call option against anticipated positive cash flow or may purchase options on securities.


The above information generally describes the investment strategy for the Guarantee Period Fund. However, we are not obligated to invest the assets in the Guarantee Period Fund according to any particular strategy, except as may be required by Colorado and other state insurance laws. And, the stated rate of interest that we establish will not necessarily relate to the performance of the non-unitized market value separate account.


Subsequent Guarantee Periods Before annuity payouts begin, you may reinvest the value of amounts in a maturing Guarantee Period in a new Guarantee Period of any length we offer at that time. On the quarterly statement you receive prior to the end of any Guarantee Period, we will notify you of the upcoming maturity of a Guarantee Period. The Guarantee Period available for new Contributions may be changed at any time, including between the date we notify you of a maturing Guarantee Period and the date a new Guarantee Period begins.


If you do not tell us where you would like the amounts in a maturing Guarantee Period allocated by the maturity date, we will automatically allocate the amount to a Guarantee Period of the same length as the maturing period. If the term previously chosen is no longer available, the amount will be allocated to the next shortest available Guarantee Period term. If none of the above are available, the value of matured Guarantee Periods will be allocated to the Schwab Money Market Sub-Account.

No Guarantee Period may mature later than six months after your Payout Commencement Date. For example, if a 3-year Guarantee Period matures and the Payout Commencement Date begins 1 3/4 years from the Guarantee Period maturity date, the matured value will be transferred to a 2-year Guarantee Period.

Breaking a Guarantee Period If you begin annuity payouts, Transfer or withdraw prior to the Guarantee Period maturity date, you are breaking a Guarantee Period. When we receive a request to break a Guarantee Period and you have another Guarantee Period that is closer to its maturity date, we will break that Guarantee Period first.

If you break a Guarantee Period, you may be assessed an interest rate adjustment called a Market Value Adjustment.

Interest Rates
The declared annual rates of interest are guaranteed throughout the Guarantee Period. For Guarantee Periods not yet in effect, Great-West may declare interest rates different than those currently in effect. When a subsequent Guarantee Period begins, the rate applied will be equal to or more than the rate currently in effect for new Contracts with the same Guarantee Period.


The stated rate of interest must be at least equal to the Guaranteed Interest Rate, but Great-West may declare higher rates. The Guaranteed Interest Rate is based on the applicable state standard non-forfeiture law. The standard non-forfeiture rate in all states is 3%, except in Florida, Mississippi and Oklahoma, it's 0%.


The determination of the stated interest rate is influenced by, but does not necessarily correspond to, interest rates available on fixed income investments which Great-West may acquire using funds deposited into the Guarantee Period Fund. In addition, Great-West considers regulatory and tax requirements, sales and administrative expenses, general economic trends and competitive factors in determining the stated interest rate.

Market Value Adjustment
Amounts you allocate to the Guarantee Period Fund may be subject to an interest rate adjustment called a Market Value Adjustment if, six months or more before the fund's maturity date, you: o surrender your investment in the fund, o transfer money from the fund, o partially withdraw money from the fund, o apply amounts from the fund to purchase an annuity to receive payouts from your
    account, or
o       take a distribution from the fund upon
    the death of the Owner or the Annuitant.

The Market Value Adjustment will not apply to any Guarantee Period having fewer than six months prior to the Guarantee Period maturity date in each of the following situations: o Transfer to a Sub-Account offered under this Contract
o       Surrenders, partial withdrawals,
    annuitization or periodic withdrawals
o       A single sum payout upon death of the
    Owner or Annuitant

A Market Value Adjustment may increase or decrease the amount payable on the above-described distributions. The formula for calculating Market Value Adjustments is detailed in Appendix B. Appendix B also includes examples of how Market Value Adjustments work.

-------------------------------------------------------------------------------
Application and Initial Contributions

The first step to purchasing the Schwab Select Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $5,000; $2,000 if an IRA; or $1,000 if you are setting up an Automatic Contribution Plan. Initial Contributions can be made by check (payable to GWL&A) or transferred from a Schwab brokerage account.


If your application is complete, your Contract will be issued and your Contribution will be credited within two business days after receipt at the Schwab Insurance & Annuity Service Center. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, the Schwab Insurance & Annuity Service Center will complete the application from information Schwab has on file or contact you by telephone to obtain the required information. If the information necessary to complete your application is not received within five business days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

-------------------------------------------------------------------------------
Free Look Period
During the ten-day free look period (or longer where required by law), you may cancel your Contract. During the free look period, all Contributions will be processed as follows: o Amounts you specify to be allocated to one or more of the available Guarantee Periods will be allocated as directed, effective upon the Transaction Date.
o Amounts you specify to be allocated to one or more of the Sub-Accounts will first be allocated to the Schwab Money Market Sub-Account until the end of the free look period. After the free look period is over, the Variable Account Value held in the Schwab Money Market Sub-Account will be allocated to the Sub-Accounts you selected on the application.

During the free look period, you may change the Sub-Accounts in which you'd like to invest as well as your allocation percentages. Any changes you make during the free look period will take effect after the free look period has expired.

Any returned Contracts will be void from the date we issued the Contract and the greater of the following will be refunded:
o       Contributions less withdrawals and distributions, or
o       The Annuity Account Value.

If you exercise the free look privilege, you must return the Contract to Great-West or to the Schwab Insurance & Annuity Service Center.

--------------------------------------------------------------------------------
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or $100 if made via an Automatic
Contribution Plan. Total Contributions may exceed $1,000,000 with our prior approval.

Subsequent Contributions can be made by check or via an Automatic Contribution plan directly from your bank or savings account. You can designate the date you'd like your subsequent Contributions deducted from your account each month. If you make subsequent Contributions by check, your check should be payable to GWL&A.

You'll receive a confirmation of each Contribution you make upon its acceptance.

Great-West reserves the right to modify the limitations set forth in this section.

--------------------------------------------------------------------------------
Annuity Account Value
Before the date annuity payouts begin, your Annuity Account Value is the sum of your Variable and Fixed Accounts established under your Contract.

Before your Annuity Commencement Date, the Variable Account Value is the total dollar amount of all accumulation units credited to you for each Sub-Account. Initially, the value of each accumulation unit was set at $10.00. Each Sub-Account's value prior to the Payout Commencement Date is equal to: o net Contributions allocated to the corresponding Sub-Account, o plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
o       minus the daily mortality and expense risk charge,
o minus reductions for the Contract Maintenance Charge deducted on the contract anniversary
o       minus any applicable Transfer fees and
o       minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account's assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The  Variable  Account  Value is  expected to change  from  valuation  period to
valuation  period,   reflecting  the  investment   experience  of  the  selected
Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Variable Account Values to a Sub-Account you will be credited with variable accumulation units in that Sub-Account. The number of accumulation units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an accumulation unit. The value of the accumulation unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account's accumulation unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account's Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix C.

Unlike a brokerage account, amounts held under a Contract are not covered by the Securities Investor Protection Corporation ("SIPC").

-------------------------------------------------------------------------------
Transfers
Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts and the available Guarantee Periods by telephone, by sending a Request to the Schwab Insurance & Annuity Service Center or by calling our touch-tone account and trading service.

Your Request must specify:
o       the amounts being Transferred,

o the Sub-Account(s) and/or Guarantee Period(s) from which the Transfer is to be made, and

o the Sub-Account(s) and/or Guarantee Period(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts and the Guarantee Period Fund during any calendar year. However, we reserve the right to limit the number of Transfers you make.

There is no charge for the first twelve Transfers each calendar year, but there will be a charge of $10 for each additional Transfer made. The charge will be deducted from the amount Transferred. All Transfers made on a single Transaction Date will count as only one Transfer toward the twelve free Transfers. However, if a one-time rebalancing Transfer also occurs on the Transaction Date, it will be counted as a separate and additional Transfer.

A Transfer generally will be effective on the date the Request for Transfer is received by the Schwab Insurance & Annuity Service Center if received before 4:00 p.m. Eastern time. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of accumulation units having a total value equal to the dollar amount being Transferred. The purchase and/or cancellation of such units is made using the Variable Account Value as of the end of the valuation date on which the Transfer is effective.


When you make a Transfer from amounts in a Guarantee Period before the Guarantee Period maturity date, the amount Transferred may be subject to a Market Value Adjustment as discussed on page 14. If you request in advance to Transfer amounts from a maturing Guarantee Period upon maturity, your Transfer will not count toward the 12 free Transfers and no Transfer fees will be charged.


Possible Restrictions
We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time.

For example, Transfer restrictions may be necessary to protect you from the negative effect large and/or numerous Transfers can have on portfolio management. Moving significant amounts from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of long-term investment opportunities because the Portfolio must maintain enough cash to cover the cancellation of accumulation units that results from a Transfer out of a Sub-Account. Moving large amounts of money may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by you.

As a result, we reserve the right to require that all Transfer requests be made by you and not by your designee and to require that each Transfer request be made by a separate communication to us. We also reserve the right to require that each Transfer request be submitted in writing and be signed by you. Transfers among the Sub-Accounts may also be subject to such terms and conditions as may be imposed by the Portfolios.

Automatic Custom Transfers
Dollar Cost Averaging

Dollar  cost  averaging  allows  you  to  make  systematic  Transfers  from  one
Sub-Account to any other of the Sub-Accounts. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market.


You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the annuity. Dollar cost averaging Transfers are not included in the twelve free Transfers allowed in a calendar year.

Dollar cost averaging Transfers must meet the following conditions:

     o [OBJECT OMITTED] The minimum amount that can be Transferred out of the selected Sub-Account is $100.

     o You must: (1) specify the dollar amount to be Transferred, (2) designate the

    Sub-Account(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The accumulation unit values will be determined on the Transfer date.


-------------------------------------------------------------------------------
Here's how dollar cost averaging works:

 -------- --------- -------- --------
 [OBJECT OContributiUnits    Price
  Month             Purchasedper
                              unit
 -------- --------- -------- --------
 -------- --------- -------- --------
 Jan.      $250       10      $25.00
 -------- --------- -------- --------
 -------- --------- -------- --------
 Feb.       250       12       20.83
 -------- --------- -------- --------
 -------- --------- -------- --------
 Mar.       250       20       12.50
 -------- --------- -------- --------
 -------- --------- -------- --------
 Apr.       250       20       12.50
 -------- --------- -------- --------
 -------- --------- -------- --------
 May        250       15       16.67
 -------- --------- -------- --------
 -------- --------- -------- --------
 June       250       12       20.83
 -------- --------- -------- --------
    Average market value per unit
               $18.06
  Investor's average cost per unit
               $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

-------------------------------------------------------------------------------

You may not participate in dollar cost averaging and rebalancer at the same time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time.

Rebalancer
Over time, variations in each Sub-Account's investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request. One-time rebalancer Transfers count toward the twelve free Transfers allowed in a calendar year.


If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. Quarterly, semi-annual and annual Transfers will not count toward the 12 free Transfers.

-------------------------------------------------------------------------------

Here's how rebalancer works:
-------------------------------------------------------------------------------

Suppose you purchased your annuity and you decided to allocate 60% of your initial contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:


[object omitted]

Now assume that stock portfolios outperform bond portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:




[object omitted]


Rebalancer automatically reallocates your Variable Account Value to maintain your desired asset allocation. In this example, the portfolio would be re-allocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

-------------------------------------------------------------------------------

On the Transaction Date for the specified request, assets will be automatically reallocated to the Sub-Accounts you selected. The rebalancer option will terminate automatically when you start taking payouts from the annuity.

Rebalancer Transfers must meet the following conditions:
o       Your entire Variable Account Value must be included.
o You must specify the percentage of your Variable Account Value you'd like allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the rebalancer option at any time.

o You may not participate in dollar cost averaging and rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time.

-------------------------------------------------------------------------------
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payouts begin by submitting a written withdrawal request to the Schwab Insurance & Annuity Service Center. Withdrawals are subject to the rules below and federal or state laws, rules or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, with any applicable Market Value Adjustment on the Effective Date of the surrender, less any applicable Premium Tax. No withdrawals may be made after the date annuity payouts begin.


If you request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount withdrawn. A Market Value Adjustment may apply. Market Value Adjustments are discussed on page 14.


Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) or Guarantee Period(s) from which the withdrawal is to be made. After any partial withdrawal, if your remaining Annuity Account Value is less than $2,000, then a full surrender may be required. The minimum partial withdrawal (before application of the MVA) is $500.

The following terms apply to withdrawals:
o Partial withdrawals or surrenders are not permitted after the date annuity payouts begin.

o A partial  withdrawal or a surrender  will be effective  upon the  Transaction
Date.

o A partial withdrawal or a surrender from amounts in a Guarantee Period may be subject to the Market Value Adjustment provisions, and the Guarantee Period Fund provisions of the Contract.

Withdrawal requests must be in writing with your original signature. If your instructions are not clear, your request will be denied and no withdrawal or partial withdrawal will be processed.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Withdrawals to Pay Investment Manager or Financial Advisor Fees
You may request partial withdrawals from your Annuity Account Value and direct us to remit the amount withdrawn directly to your designated Investment Manager or Financial Advisor (collectively "Consultant"). A withdrawal request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account to pay Consultant fees.

Tax Consequences of Withdrawals
Withdrawals made for any purpose may be taxable--including payments made by us directly to your Consultant.

In addition, the Internal Revenue Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the IRS. If you request partial withdrawals to pay Consultant fees, your Annuity Account Value will be reduced by the sum of the fees paid to the Consultant and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1/2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and is subject to an additional federal penalty tax of 10%.


Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. For details about withholding, please see "Federal Tax Matters" on page 24.


If you are interested in this Contract as an IRA, please refer to Section 408 of the Internal Revenue Code of 1986, as amended, for limitations and restrictions on cash withdrawals.

-------------------------------------------------------------------------------
Telephone Transactions
You may make Transfer requests by telephone. Telephone Transfer requests received before 4:00 p.m. Eastern time will be made on that day at that day's unit value. Calls completed after 4:00 p.m. Eastern time will be made on the next business day we and the NYSE are open for business, at that day's unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone are genuine, such as: o requiring some form of personal identification prior to acting on instructions, o providing written confirmation of the transaction and/or o tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone transaction privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

-------------------------------------------------------------------------------
Death Benefit
Before the date when annuity payouts begin, the Death Benefit, if any, will be equal to the greater of:

o the Annuity Account Value with an MVA, if applicable, as of the date the request for payout is received, less any Premium Tax, or
o   the  sum  of  Contributions,   less  partial   withdrawals  and/or  periodic
    withdrawals, less any Premium Tax.

The Death Benefit will become payable following our receipt of the Beneficiary's claim in good order. When an Owner or the Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until new allocation instructions are requested by the Beneficiary or until the Death Benefit is actually paid to the Beneficiary.


The amount of the Death Benefit will be determined as of the date payouts begin. However, on the date a payout option is processed, the Variable Account Value will be Transferred to the Schwab Money Market Sub-Account unless the Beneficiary elects otherwise.


Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

Variable Account Value
o       payout in a single sum, or
o payout under any of the variable annuity options provided under this Contract.

Fixed Account Value
o payout in a single sum that may be subject to a Market Value Adjustment, or o payout under any of the annuity options provided under this Contract that may be subject to a Market Value Adjustment

Any payment within 6 months of the Guarantee Period Maturity Date will not be subject to a Market Value Adjustment.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations.


Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant's death.

A change of Beneficiary will take effect as of the date the request is processed by the Schwab Insurance & Annuity Service Center, unless a certain date is specified by the Owner. If the Owner dies before the request is processed, the change will take effect as of the date the request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner's estate.

If the Beneficiary is not the Owner's surviving spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single sum or payout under any of the variable or fixed annuity options available under the Contract, provided that:

o such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary and

o such distributions begin not later than one year after the Owner's date of death. If an election is not received by Great-West from a non-spouse Beneficiary and substantially equal installments begin no later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death.


Distribution of Death Benefit
Death of Annuitant
Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary unless there is a Contingent Annuitant.

If a Contingent Annuitant was named by the Owner(s) prior to the Annuitant's death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant's date of death.

If the deceased Annuitant is an Owner, or if a corporation or other non-individual is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

--------------------------------------------------------------------------------
Contingent Annuitant
                        designate or change a Contingent
 Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed at the Schwab Insurance & Annuity Service Center, unless a certain date is specified by the Owner(s). Please note, you are not required to designate a Contingent Annuitant.
 ---------------------------------


 Death of Owner Who Is Not the Annuitant If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Death Benefit will be paid to the Joint Owner or the Joint Owner may elect to take the Death Benefit or to



If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

Death of Owner Who Is the Annuitant If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

-------------------------------------------------------
Charges and Deductions
No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) are invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

o       Premium Tax, if applicable,
o       Certain Transfers,
o       a Contract Maintenance Charge, and
o charges against your Variable Account Value for our assumption of mortality and expense risks.

Mortality and Expense Risk Charge We deduct a Mortality and Expense Risk Charge from your Variable Account Value at the end of each valuation period to compensate us for bearing certain mortality and expense risks under the Contract. This is a daily charge equal to an effective annual rate of 0.85%. The approximate portion of this charge attributable to mortality risks is 0.68%. The approximate portion of this charge estimated to be attributable to expense risk is 0.17%. We guarantee that this charge will never increase beyond 0.85%.


The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or the periodic withdrawal option.


Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract. This means that you can be sure that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract.

We bear substantial risk in connection with the Death Benefit before the Annuity Commencement Date.


The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.


If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Contract Maintenance Charge
We currently deduct a $25 annual Contract Maintenance Charge from the Annuity Account Value on each Contract anniversary date for accounts under $50,000. This charge partially covers our costs for administering the Contracts and the Series Account. Once you have started receiving payouts from the annuity, this charge will stop unless you choose the periodic withdrawal option.

The Contract Maintenance Charge is deducted from the portion of your Annuity Account Value allocated to the Schwab Money Market Sub-Account. If the portion of your Annuity Account Value in this Sub-Account is not sufficient to cover the Contract Maintenance Charge, then the charge or any portion of it will be deducted on a pro rata basis from all your Sub-Accounts with current value. If the entire Annuity Account is held in the Guarantee Period Fund or there are not enough funds in any Sub-Account to pay the entire charge, then the Contract Maintenance Charge will be deducted on a pro rata basis from amounts held in all Guarantee Periods. There is no MVA on amounts deducted from a Guarantee Period for the Contract Maintenance Charge.

The Contract Maintenance Charge is currently waived for Contracts with an Annuity Account Value of at least $50,000. If your Annuity Account Value falls below $50,000, the Contract Maintenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $50,000. We do not expect a profit from amounts received from the Contract Maintenance Charge.


Transfer Fees
There will be a $10 charge for each Transfer in excess of 12 Transfers in any calendar year. We do not expect a profit from the Transfer fees.


Expenses of the Portfolios

The value of the assets in the Sub-Accounts reflect the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios is included in this Prospectus under the Variable Annuity Fee Table and Portfolio Annual Expenses on page - and --.


Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.


Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

-------------------------------------------------------
Payout Options
During the Distribution Period, you can choose to receive payouts in four ways--through periodic withdrawals, variable annuity payouts, fixed annuity payouts or in a single, lump-sum payment.

You may change the Payout Commencement Date within 60 days prior to commencement of payouts or your Beneficiary may change it upon the death of the Owner.

If this is an IRA, payouts which satisfy the minimum distribution requirements of the Internal Revenue Code must begin no later than when you become age 70 1/2.

Periodic Withdrawals
You may request that all or part of the Annuity Account Value be applied to a periodic withdrawal option. The amount applied to a periodic withdrawal is the Annuity Account Value with any applicable MVA, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:
o The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals
o       A minimum withdrawal amount of at least $100
o       The calendar day of the month on which
    withdrawals will be made
o One of the periodic withdrawal payout options discussed below-- you may change the withdrawal option and/or the frequency once each calendar year

Your withdrawals may be prorated across the Guarantee Period Fund (if applicable) and the Sub-Accounts in proportion to their assets. Or, they can be made specifically from the Guarantee Period Fund and specific Sub-Account(s) until they are depleted. Then, we will automatically prorate the remaining withdrawals against any remaining Guarantee Period Fund and Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:
o You may continue to exercise all contractual rights, except that no Contributions may be made.
o A Market Value Adjustment, if applicable, will be assessed for periodic withdrawals from Guarantee Periods six or more months prior to its Guarantee Period maturity date.

o You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.

o Charges and fees under the Contract continue to apply.
o Maturing Guarantee Periods renew into the shortest Guarantee Period then available.


Periodic withdrawals will cease on the earlier of the date:
o The amount elected to be paid under the option selected has been reduced to zero.
o       The Annuity Account Value is zero.
o       You request that withdrawals stop.
o       The Owner or the Annuitant dies.


If periodic withdrawals stop, you may resume making Contributions. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1/2. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes.

-----------------------------------------------------
If you choose to receive payouts from your annuity
through periodic withdrawals, you may select from
the following payout options: Income for a specified period (at least 36 months)--You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
-----------------------------------------------------
Income of a specified amount (at least 36 months)--You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary. Interest only--Your withdrawals will be based on the amount of interest credited to the Guarantee Period Fund between withdrawals. Available only if 100% of your Account Value is invested in the Guarantee Period Fund. Minimum distribution--If you are using this Contract as an IRA, you may request minimum distributions as specified under Internal Revenue Code Section 401(a)(9). Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.


In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Investment Manager or Financial Advisor. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see "Cash Withdrawals" on page 18.

Annuity Payouts

You can choose the date you'd like annuity payouts to start either when you purchase the Contract or at a later date. The date you choose must be at least one year after your initial Contribution. If you do not select a payout start date, payouts will begin on the first day of the month of the Annuitant's 91st birthday. You can change your selection at any time up to 30 days before the annuity date you selected.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in your Fixed Account will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years.

The  amount  to be  paid  out is  the  Annuity  Account  Value  on  the  Annuity
Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payout option is $2,000 with a Market Value Adjustment, if applicable. If after the Market Value Adjustment, your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

-----------------------------------------------------

If you choose to receive variable annuity payouts from your annuity, you may select from the following payout options: Variable life annuity with guaranteed period--This option provides for monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. Variable life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the
Annuitant   died   before  the  date  on  which  the   second   payout  is  due.
-----------------------------------------------------

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50.


If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout The first payout under a variable annuity payout option will be based on the value of the amounts held in each Sub-Account you have selected on the 5th valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option.


For annuity options involving life income, the actual age and/or gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payouts until satisfactory proof is received. Since payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout. This interest is at an annual effective rate which will not be less than the Guaranteed Interest Rate.

Variable Annuity Units
The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payout by its Annuity Unit value on the 5th valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.


Amount of Variable Payouts After the First Payout Payouts after the first will vary depending upon the investment performance of the Sub-Accounts. The subsequent amount paid from each Sub-Account is determined by multiplying (a) by
(b) where (a) is the number of Sub-Account Annuity Units to be paid and (b) is the Sub-Account Annuity Unit value on the 5th valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account you have selected. We guarantee that the dollar amount of each payout after the first will not be affected by variations in expenses or mortality experience.

Transfers After the Variable Annuity Commencement Date Once annuity payouts have begun, no Transfers may be made from a fixed annuity payout option to a variable annuity payout option, or vice versa. However, for variable annuity payout options, Transfers may be made within the variable annuity payout option among the available Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.


Other restrictions
Once payouts start under the annuity payout option you select:
o       no changes can be made in the payout option,
o no additional Contributions will be accepted under the Contract and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

-----------------------------------------------------

If you choose to receive fixed annuity payouts from your annuity, you may select from the following payout options: Income of specified amount--The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months. Income for a specified period--Payouts are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months. Fixed life annuity with guaranteed period--This option provides monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. Fixed life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity ends with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due. Any other form of a fixed annuity acceptable to us.
-------------------------------------------------------


A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Qualified Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" below for details.





Annuity IRAs
The  annuity  date  and  options   available  for  IRAs  may  be  controlled  by
endorsements, the plan documents, or applicable law.

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account or with certain other plans qualifying for special federal income tax treatment is subject to complex "minimum distribution" requirements. Under a minimum distribution plan, distributions must begin by a specific date and the entire interest of the plan participant must be distributed within a certain specified period of time. The application of the minimum distribution requirements vary according to your age and other circumstances.

-------------------------------------------------------
Seek Tax Advice
The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. A tax adviser should be consulted for further information.

-------------------------------------------------------
Federal Tax Matters
The following discussion is a general description of federal income tax considerations relating to the Contracts and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about these tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

-------------------------------------------------------
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
-------------------------------------------------------

The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the Annuitant, or the Beneficiary may depend on the type of Contract, and on the tax status of the individual concerned.

Certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should

-------------------------------------------------------

Because tax laws, rules and regulations are constantly
changing, we do not make any guarantees about the
Contract's tax status.
-------------------------------------------------------


seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

Section 72 of the Internal Revenue Code governs taxation of annuities. You, as a "natural person" will not generally be taxed on increases, if any, in the value of your Annuity Account Value until a distribution occurs by withdrawing all or part of the Annuity Account Value (for example, withdrawals or annuity payouts under the annuity payout option elected). However, under certain circumstances, you currently may be subject to taxation. In addition, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income. An IRA Contract may not be assigned as collateral.


If the Contract is not owned by a natural person (for example, a corporation or certain trusts), you generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the stated Owner of a Contract and the beneficial Owner is a natural person.

The rule also does not apply where:
o       The annuity Contract is acquired by the estate

    of a decedent.

o       The Contract is held under an IRA.
o The Contract is a qualified funding asset for a structured settlement.
o The Contract is purchased on behalf of an employee upon termination of a qualified plan.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under an IRA, including withdrawals under the periodic withdrawal option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's total accrued benefit under the plan. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual. Special tax rules may be available for certain distributions from an IRA.

With respect to Non-Qualified Contracts, partial withdrawals, including periodic withdrawals, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the Contract" at that time. If a partial withdrawal is made from a Guarantee Period which is subject to a Market Value Adjustment, then the Annuity Account Value immediately before the withdrawal will not be altered to take into account the Market Value Adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Annuity Account Value will not reflect the amount, if any, deducted from or added to the Guarantee Period due to the Market Value Adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payout is taxed at ordinary income tax rates.


Annuity Payouts
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that represents the amount by which the Annuity Account Value exceeds the investment in the Contract will be taxed. After the investment in the Contract is recovered, the full amount of any additional annuity payouts is taxable. For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the investment in the Contract bears to the total expected value of the annuity payouts for the term of the payouts. However, the remainder of each annuity payout is taxable. Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payouts is taxable.

Penalty Tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: o Made on or after the date on which the Owner reaches age 59 1/2.
o Made as a result of death or disability of the Owner.
o Received in substantially equal periodic payouts (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.

Other   exemptions  or  tax  penalties  may  apply  to   distributions   from  a
Non-Qualified Contract or certain distributions from an IRA. For more details regarding these exemptions or penalties consult a competent tax adviser.

Taxation of Death Benefit proceeds Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows: o If distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above.
o If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.


Distribution at Death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:
o If the Owner dies before the date annuity payouts start, your entire interest must generally be distributed within five years after the date of your death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in the name of the spouse as Owner.
o If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner is not an individual, then for purposes of the distribution at death rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the Primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner's death from an IRA must be made pursuant to the rules in Section 401(a)(9) of the Internal Revenue Code.


Transfers, Assignments or Exchanges A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus.


Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount.

Withholding
Annuity distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Certain distributions from IRAs are subject to mandatory federal income tax withholding.

Section 1035 Exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one insurance contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new for purposes of the penalty and distribution at death rules.


Individual Retirement Annuities The Contract may be used with IRAs as described in Section 408 of the Internal Revenue Code which permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" following the rules set out in the Internal Revenue Code. If you purchase this Contract for use with an IRA, you will be provided with supplemental information. And, you have the right to revoke your purchase within seven days of purchase of the IRA Contract.


If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, if a Contract is purchased to fund an IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest money qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution under the Contract. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.


If a Contract is issued in connection with an employer's Simplified Employee Pension plan, Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any of the benefits under the Contract will be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contract.


-------------------------------------------------------
Assignments or Pledges
Generally, rights in the Contract may be assigned or pledged for loans at any time during the life of the Annuitant. However, if the Contract is an IRA, you may not assign the Contract as collateral.

If a non-IRA Contract is assigned, the interest of the assignee has priority over your interest and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to the Schwab Insurance & Annuity Service Center. All assignments are subject to any action taken or payout made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it may be treated as a distribution. Please consult a competent tax adviser for further information.

-------------------------------------------------------
Performance Data
From time to time, we may advertise yields and average annual total returns for the Sub-Accounts. In addition, we may advertise the effective yield of the Schwab Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.

Money Market Yield
The yield of the Schwab Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified 7-day period. It is calculated by assuming that the income generated for that seven-day period is generated each 7-day period over a period of 52 weeks and is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


Average Annual Total Return The table on the following page illustrates standardized and non-standardized average annual total return for one-, three-, five- and ten-year periods (or since inception, if less than ten years) ended December 31, 1998. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.

Both the standardized and non-standardized data reflect the deduction of all fees and charges under the Contract. The standardized data is calculated from the inception date of the Sub-Account and the non-standardized data is calculated for periods preceding the inception date of the Sub-Account. Some of the Sub-Accounts do not have standardized performance information. For additional information regarding yields and total returns calculated using the standard methodologies briefly described herein, please refer to the Statement of Additional Information.


                                Performance Data

Sub-Account                                 1 year   3 years  5 years  10           Since        Inception         Since   Inception
                                                                        years   Inception of      Date of        Inception     Date
                                                                                    Sub-        Sub-Account         of           of
                                                                                 Sub-Account                   Underlying Underlying
                                                                                                               Portfolio   Portfolio
                                                                                                              (if less
                                                                                                             than 10 years)

Alger American Growth Portfolio             46.83%   27.16%   22.84%     N/A       33.63%         11/1/96         21.04%    1/9/89
American Century VP International           17.75%   16.13%     N/A      N/A       18.87%         11/1/96         11.27%    5/1/94
BT Insurance Funds Trust EAFE Equity Index  20.57%     N/A      N/A      N/A        N/A            5/3/99         12.61%    8/22/97
BT Insurance Funds Trust Small Cap Index    -3.01%     N/A      N/A      N/A        N/A            5/3/99          1.93%    8/25/97
Baron Capital Asset                          N/A       N/A      N/A      N/A        N/A            5/3/99         31.38%    10/1/98
Berger IPT-Small Company Growth              0.99%     N/A      N/A      N/A       21.73%          5/1/97          7.13%     5/1/96
Dreyfus Variable Investment Fund Capital    29.12%   26.83%    22.47%    N/A        N/A            5/3/99         20.53%     4/5/93
Appreciation
Dreyfus Variable Investment Fund Growth     10.86%   15.20%     N/A      N/A        N/A            5/3/99         20.70%     5/2/94
and Income
Federated American Leaders II               16.63%   22.53%     N/A      N/A       24.03%         11/1/96         19.54%    2/1/94
Federated U.S. Government Securities II      6.76%    5.65%     N/A      N/A        6.36%         11/1/96          5.61%    3/29/94
Federated Utility                           12.99%   16.21%     N/A      N/A       22.66%          5/1/97         15.02%    4/14/94
Fund II
INVESCO VIF-High Yield                       0.32%   10.50%     N/A      N/A        9.30%         11/1/96         10.81%    5/27/94
Portfolio
INVESCO VIF-Equity Income                   14.36%   20.78%     N/A      N/A       21.22%         11/1/96         20.62%    8/10/94
Janus Aspen Growth                          34.52%   24.25%   20.33%     N/A       27.03%         11/1/96         19.80%    9/13/93
Janus Aspen Worldwide Growth                27.84%   25.56%   20.27%     N/A       24.68%         11/1/96         22.96%    9/13/93
 Portfolio
Janus Aspen Flexible Income                  8.19%    9.06%    9.35%     N/A        N/A            5/3/99          8.89%    9/13/93
Janus Aspen International Growth            16.24%   22.17%     N/A      N/A        N/A            5/3/99         17.82%     5/2/94
Montgomery Variable Series: Growth           2.05%     N/A      N/A      N/A       14.72%         11/1/96         18.73%    2/9/96
Prudential Series Fund Equity                 N/A      N/A      N/A      N/A         N/A           5/3/99           N/A     5/3/99
SAFECO RST Equity                           23.84%   23.78%   21.18%     18.13%    25.69%         4/30/97           N/A     4/3/87
SAFECO RST Growth                            0.97%   23.72%   24.03%     N/A       N/A             5/3/99         25.97%    1/7/93
Schwab MarketTrack Growth II                12.11%     N/A      N/A      N/A       18.10%         11/1/96         18.10%    11/1/96
Schwab S&P 500                              26.99%     N/A      N/A      N/A       29.64$         11/1/96         29.63%    11/1/96
Scudder Variable Life Investment Fund:
Capital Growth                              22.19%    25.10%   17.45%    15.81%     N/A            5/3/99            N/A    7/16/85
Scudder Variable Life Investment Fund:
Growth and Income                            6.27%    18.51%     N/A     N/A        N/A            5/3/99            N/A    5/2/94
Strong Schafer Value II                      1.32%      N/A      N/A     N/A        N/A            5/3/99           0.23%   10/1/97
Van Kampen LIT-Morgan Stanley Real          -12.35%  13.73%      N/A     N/A       -5.85%         9/15/97         14.13%    7/3/95
Estate Securities


Performance information and calculations for any Sub-Account are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to a Sub-Account during a particular time period. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests and the market conditions during the given time period. It should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:
o       the ranking of or asset

    allocation/investment strategy of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and

o the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

We may from time to time also advertise cumulative (non-annualized) total returns, yield and standard total returns for the Sub-Accounts.

We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Series Account commenced operations.

For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

-------------------------------------
Distribution of the Contracts Charles Schwab & Co., Inc. (Schwab) is the principal underwriter and distributor of the Contracts. Schwab is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 101 Montgomery, San Francisco, California 94104, telephone 800-838-0650.

Certain administrative services are provided by Schwab to assist Great-West in processing the Contracts. These services are described in written agreements between Schwab and Great-West. Great-West has agreed to indemnify Schwab (and its agents, employees, and controlling persons) for certain damages arising out of the sale of the Contracts, including those arising under the securities laws.

--------------------------------------------------------------------------------
Selected Financial Data

On the following pages is a summary of certain financial data of Great-West. This summary has been derived in part from, and should be read in conjunction with, the financial statements of Great-West included at the end this Prospectus.


Selected financial data
(in millions)                                         Years ended December 31
                                         1998       1997         1996         1995         1994

Income statement data-
Premiums                            $     995   $    833     $    829     $    732     $    706
Fee income                                516        420          347          335          294
Net investment income                     897        882          835          835          768
Realized investment gains (losses)         38         10         (21)            8         (72)

                                    ----------- -----------  -----------  -----------  -----------

Total Revenues                      $   2,446      2,145        1,990        1,910        1,696

Policyholder benefits               $   1,462   $  1,385     $  1,356     $  1,269     $  1,184
Operating expenses                        688        552          469          464          409

                                    ----------- -----------  -----------  -----------  -----------

Total benefits and expenses             2,150      1,937        1,825        1,733        1,593
Income tax expense                         99         49           30           49           29

                                    ----------- -----------  -----------  -----------  -----------

Net Income                          $     197   $    159     $    135     $    128     $     74

Deposits for investment-type        $   1,344   $    658     $    815     $    868     $  1,006
contracts
Deposits to separate accounts           2,208      2,145        1,438        1,165        1,013
Self-funded Premium equivalents         2,606      2,039        1,940        2,140        1,907

Balance sheet data-
Investment assets                   $  13,671   $ 13,206     $ 12,717     $ 12,473     $ 11,791
Separate account assets                10,100      7,847        5,485        3,999        2,555
Total assets                           25,123     22,078       19,351       17,682       15,616
Total policyholder liabilities         12,583     11,706       11,600       11,408       10,859
Total long-term obligations1               35        118          120          122          124
Total stockholder's equity              1,199      1,186        1,034          993          777


Management's Discussion and Analysis of Financial Condition and Results of Operations The Company Great-West Life & Annuity Insurance Company ("GWL&A") is a stock life insurance company originally organized in 1907. GWL&A is domiciled in Colorado.

GWL&A is an indirect wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-West Life"), a Canadian life insurance company. Great-West Life is a subsidiary of Great-West Lifeco Inc. ("Great-West Lifeco"), a Canadian holding company. Great-West Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation.

GWL&A is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. GWL&A conducts business in New York through its subsidiary, First Great-West Life & Annuity Insurance Company. GWL&A is also a licensed reinsurer in the State of New York. As of December 31, 1997, GWL&A ranked among the top 25 of all U.S. life insurance companies in terms of total admitted assets.

GWL&A operates in the following
two business segments:
o       Employee Benefits--life,
    health and 401(k) products for
    group clients
o   Financial   Services--savings   products  for  both  public  and  non-profit
    employers and individuals, and life insurance products for individuals and businesses

The following discussion contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent GWL&A's beliefs concerning future or projected levels of sales of GWL&A's products, investment spreads or yields, or the earnings or profitability of GWL&A's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond GWL&A's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, GWL&A. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to GWL&A specifically, such as credit, volatility and other risks associated with GWL&A's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by GWL&A and certain of its subsidiaries with the Securities and Exchange Commission.

Management's discussion and analysis of financial condition and results of operations of GWL&A for the three years ended December 31, 1998 follows.

Company Results of Operations Consolidated Results GWL&A's consolidated net income increased $38.1 million or 24% in 1998 when compared to the year ended December 31, 1997, reflecting improved results in both the Employee Benefits segment and the Financial Services segment. The Employee Benefits segment contributed $8.8 million or 23% to the improved consolidated results compared to the Financial Services segment which contributed $29.3 million or 77% to the overall improvement. Of total consolidated net income in 1998 and 1997, the Employee Benefits segment contributed 54% and 62%, respectively, while the Financial Services segment contributed 46% and 38%, respectively.

GWL&A's consolidated net income increased $24.2 million or 18% in 1997 when compared to the year ended December 31, 1996. In 1997, the Employee Benefits segment contributed $3.0 million or 12% to the overall growth and the Financial Services segment contributed $21.2 million or 88% to the overall growth.

GWL&A's 1997 and 1996  consolidated  net income  increased by $21.1  million and
25.6 million, respectively, due to changes in income tax provisions for these years. The current income tax provisions were decreased by $42.2 million and $31.2 million for 1997 and 1996, respectively, due to the release of a contingent liability relating to taxes of Great-West Life's U.S. branch associated with the blocks of business that had been transferred from Great-West Life's U.S. branch to GWL&A, as discussed below.

Of the amount released in 1997, $15.1 million was attributable to participating policyholders and, therefore, had no effect on the net income of GWL&A.

In 1989, Great-West Life began a series of transactions to transfer its U.S. business from its U.S. Branch to GWL&A; this process was essentially completed in 1993. The objective of these transactions was to transfer to GWL&A all of the risks and rewards of Great-West Life's U.S.-related business. The transfers of insurance contracts and related assets were accomplished through several reinsurance agreements executed by GWL&A and Great-West Life's U.S. Branch during these years. As part of this transfer of Great-West Life's U.S. business, GWL&A in 1993 entered into a tax agreement with Great-West Life in order to transfer the tax liabilities associated with the insurance contracts and related assets that had been transferred.

In addition to the contingent tax liability release described above, GWL&A's income tax provisions for 1997 and 1996 also reflect increases for additional contingent items related to open tax years where it was determined to be probable that additional tax liabilities could be owed based on changes in facts and circumstances. The increase in 1997 was $16.0 million, of which $10.1 million was attributable to participating policyholders and, therefore, had no effect on the net income of GWL&A. The increase in 1996 was $5.6 million.

Certain reclassifications,
primarily related to the
classification of the release of
the contingent liability described above (see Note 10 to the Consolidated Financial Statements), have been made to the 1997 and 1996 financial statements.

In 1998 total revenues increased $301.1 million or 14% to $2.4 billion when compared to the year ended December 31, 1997. The growth in revenues in 1998 was comprised of increased premium income of $161.7 million, increased fee income of $95.3 million, increased net investment income of $15.7 million and increased realized gains on investments of $28.4 million. In 1997 total revenues increased $154.8 million or 8% to $2.1 billion when compared to the year ended December 31, 1996. The growth in revenues in 1997 was comprised of increased premium income of $3.7 million, increased fee income of $73.2 million, increased net investment income of $47.0 million and realized gains on investments of $9.8 million in 1997 versus realized losses in 1996 of $21.1 million.

The increased premium income in 1998 was comprised of growth in Employee Benefits premium income of $281.8 million, offset by a decrease in Financial Services premium income of $120.1 million. The growth in premium income in the Employee Benefits segment primarily reflected $209.5 million of premium income derived from the acquisition of Anthem Health & Life Insurance Company ("AH&L") in July 1998 (see Other Matters below). The decrease of $120.1 million in Financial Services premium income was due primarily to reinsurance transactions in 1997 of $155.8 million versus only $46.2 million in premiums due to reinsurance transactions in 1998. The increased premium income in 1997 was comprised of a decrease in Employee Benefits premium income of $21.4 million, offset by growth in Financial Services premium income of $25.1 million. The decrease in Employee Benefits was attributable to terminations in 1996 which impacted 1997 premiums. The increase in Financial Services premium income was attributable to participating individual insurance.

The increased fee income in 1998 was comprised of growth in Employee Benefits fee income and Financial Services fee income of $86.6 million and $8.7 million, respectively. The growth in Employee Benefits fee income reflected $31.6 million of fee income derived from the acquisition of AH&L. The remaining increase was the result of new sales and increased fees on variable funds related to growth in equity markets. The increase in fee income in 1997 was comprised of Employee Benefits fee income and Financial Services fee income of $36.9 million and $36.3 million, respectively. The increase in both segments was attributable to new sales and increased fees on variable funds related to growth in equity markets.

Realized investment gains increased in recent years from a realized investment loss of $21.1 million in 1996 to realized investment gains of $9.8 million and $38.2 million in 1997 and 1998, respectively. The decrease in interest rates in 1998 and 1997 resulted in gains on sales of fixed maturities totaling $38.4 million and $16.0 million in 1998 and 1997, respectively, while higher interest rates contributed to $11.6 million of fixed maturity losses in 1996. Increases in the provision for asset losses of $0.6 million and $7.6 million, respectively, were recognized in 1998 and 1997.

Total benefits and expenses increased $213.9 million or 11% in 1998 when compared to the year ended December 31, 1997. The increase in 1998 was due to a combination of the acquisition of AH&L which resulted in benefits and expenses of $258.3 million and overall growth in the group health business, partially offset by a decrease in policyholder benefits related to reinsurance transactions of $109.4 million. Excluding these items, benefits and expenses would have increased $64.6 million or 3% in 1998. The increase from 1996 to 1997 was the result of increased operating expenses associated with the cost of developing HMOs and FASCorp's business, and system enhancements.

In October 1996, GWL&A recaptured certain pieces of an individual participating block of business previously reinsured to Great-West Life. In June 1997, GWL&A recaptured all remaining pieces of that block of business. GWL&A recorded various assets and liabilities related to the recaptures as discussed in Note 3 to the Consolidated Financial Statements. In recording the recaptures, both life insurance premiums and benefits were increased by the amounts recaptured ($155.8 million and $164.8 million in 1997 and 1996, respectively). Consequently, the net income of GWL&A was not impacted by the reinsurance transactions.

Income tax expense increased $49.0 million or 98% in 1998 when compared to the year ended December 31, 1997. Income tax expense increased $19.5 million or 64% in 1997 when compared to the year ended December 31, 1996. The increase in income tax expense in 1998 reflects higher earnings in 1998, as well as the fact that the 1997 income tax provision includes a net $26.2 million release of contingent tax liabilities relating to prior open tax years, as discussed above. The increase in income tax expense from 1996 to 1997 was partially attributable to a growth in earnings in 1997, but also reflects net releases in 1997 and 1996 of $26.2 million and $25.6 million of contingent tax liabilities relating to prior open tax years, as discussed above. Excluding these contingent tax releases, GWL&A's income tax expense increased 30% and 27% in 1998 and 1997. See
Note 10 to the Consolidated Financial Statements for a discussion of GWL&A's effective tax rates.

In evaluating its results of operations, GWL&A also considers net changes in deposits received for investment-type contracts, deposits to separate accounts and self-funded equivalents. Self-funded equivalents represent paid claims under minimum premium and administrative services only contracts, which amounts approximate the additional premiums that would have been earned under such contracts if they had been written as traditional indemnity or HMO programs.

Deposits for investment-type contracts increased $686.0 million or 104% in 1998 when compared to the year ended December 31, 1997. Deposits for investment-type contracts decreased $157.4 million or 19% in 1997 when compared to the year ended December 31, 1996. The increase in 1998 was primarily due to two indemnity reinsurance agreements with Great-West Life whereby GWL&A reinsured by coinsurance certain Great-West Life individual non-participating life insurance policies. This transaction increased deposits by $519.6 million in 1998 and accounted for 78% of the growth. The 19% decrease in 1997 was the result of decreased deposits related to COLI sales.

Deposits for separate accounts increased $63.7 million or 3% in 1998 when compared to the year ended December 31, 1997. The increase in 1998 reflected a continuing movement toward variable funds and away from fixed options. Deposits for separate accounts increased $706.9 million or 49% in 1997 when compared to the year ended December 31, 1996. The increase in 1997 was primarily due to increased deposits in the Financial Services segment.

Self-funded premium equivalents increased $567.1 million or 28% in 1998 when compared to the year ended December 31, 1997. Self-funded premium equivalents increased $98.6 million or 5% in 1997 when compared to the year ended December 31, 1996. Approximately half of the 1998 increase ($281.3 million) was due to the acquisition of AH&L, with the remainder coming from the growth in business.

Total assets increased $3.0 billion or 14% in 1998 when compared to the year ended December 31, 1997. Separate account assets increased $2.3 billion primarily due to the strength of the equity markets in the United States. Invested assets increased $464.5 million, of which $258.6 million was attributable to AH&L. The remaining growth of $205.9 million represents a 2% increase in invested assets over 1997, which was primarily attributable to the consideration received in connection with the reinsurance agreements discussed previously.

Other Matters On July 8, 1998, GWL&A acquired the outstanding common stock of AH&L, a subsidiary of Anthem, Inc. (the Blue Cross and Blue Shield licensee for Indiana, Kentucky, Ohio, and Connecticut). This acquisition strengthened the Employee Benefits segment by providing nearly $975.0 million of annualized health and life premium income and self-funded premium equivalents, and approximately 450,000 additional health care members and approximately 75 group sales representatives.

The cost of the acquisition was $82.7 million. The purchase price was based on adjusted book value and is subject to further minor adjustments. The acquisition was accounted for as a purchase and was financed through internally generated funds. The fair value of tangible assets acquired and liabilities assumed was $379.9 million and $317.4 million, respectively. Goodwill of $20.2 million was recorded at the time of the acquisition.

The majority of AH&L's customers are in GWL&A's target market of small to mid-size employers who prefer to self-fund their benefit plans. As of November 1, 1998, GWL&A began integrating the AH&L business to a common systems platform with a scheduled completion date of July 1999. New and existing customers are being migrated to GWL&A's One Health Plan network, which will provide substantial new growth for the One Health Plan subsidiary organization.

Life and health premium and fee income for AH&L since the date of acquisition totaled $241.1 million, while self-funded premium equivalents were $281.3 million. GWL&A recorded a small loss associated with AH&L operations in 1998. The results of AH&L since the date of acquisition are included in the Employee Benefits segment.

Employee Benefits Results of Operations The following is a summary of certain financial data of the Employee Benefits segment:

(Millions)                                             Years Ended December 31,
INCOME STATEMENT DATA                             1998           1997            1996
Premiums                                  $        747    $       465     $       486
Fee income                                         445            358             321
Net investment income                               95            100              88
Realized investment gains (losses)                   8              3              (3)

                                             -------------   -------------  --------------

Total Revenues                                   1,295            926             892

Policyholder benefits                              590            371             406
Operating expenses                                 547            428             368

                                             -------------   -------------  --------------
                                             -------------   -------------  --------------

Total benefits and expenses                      1,137            799             774

                                             -------------   -------------  --------------

Income from operations                             158            127             118
Income tax expense                                  51             29              22

                                             =============   =============  ==============

Net Income                                $        107    $        98     $        96

                                             =============   =============  ==============


Deposits for investment-type contracts    $         37    $        25     $        34
Deposits to separate accounts                    1,568          1,403           1,109
Self-funded premium equivalents                  2,606          2,039           1,940

During 1998, the Employee Benefits segment experienced:
o       significant growth in 401(k) assets under administration,

o    increased sales and improved customer retention in group life and health,

o       favorable mortality results, and
o license approval for four HMO subsidiaries, for a total of 14 fully operational HMOs.

Net income for Employee Benefits increased 9% in 1998 and 2% in 1997. The improvement in earnings in 1998 and 1997 reflects increased fee income from the variable 401(k) assets and improved group life mortality experience which more than offset unfavorable morbidity experience and the increased level of operating expenses associated with building the HMO network in 1998 and 1997. The changes in income tax provisions discussed above under "Company Results of Operations" resulted in increases in net income for the Employee Benefits segment of $17.6 million and $18.2 million in 1997 and 1996, respectively.

401(k) premiums and deposits for 1998 and 1997 increased 14% and 25%, respectively, as the result of higher recurring deposits from existing customers and sales in 1997. Assets under administration (including third-party administration) in 401(k) increased 26% over 1997 to $6.7 billion and 38% from 1996 to 1997, primarily due to strong equity markets.

Equivalent premium revenue and fee income for group life and health increased 32% from 1997 levels as the result of a combination of increased sales (41%) and the AH&L acquisition (59%). From 1996 to 1997, equivalent premium revenue and fee income had increased 4% as growth was constrained by competitive pressures.

Group Life and Health
The Employee Benefits segment experienced strong sales growth during 1998 with a net increase of 593 group health care customers (versus 440 in 1997), which added 143,699 new individual health care members, excluding the AH&L acquisition. Much of the health care growth can be attributed to the introduction of new HMOs in markets with high sales potential, and GWL&A's ability to offer a choice of managed care products.

To position itself for the future, the Employee Benefits segment is focused on putting in place the products, strategies and processes that will strengthen its competitive position in the evolving managed care environment.

With a heightened sensitivity to price comes the demand for more tightly managed health plans, which is why HMO development remains Employee Benefits' most important product development initiative. In 1998, GWL&A licensed HMOs in Arizona, Florida, Indiana and New Jersey and applied for licenses in North Carolina and Pennsylvania. GWL&A also entered into agreements with another insurance carrier which will exclusively market the HMO product in various states. This type of arrangement will augment growth in GWL&A's HMO programs in the future.

GWL&A experienced a 35% increase in total health care membership, including the AH&L acquisition, from 1,675,800 at the end of 1997 to 2,266,700 at year-end 1998. Excluding the AH&L acquisition, which added 450,000 members, total health care membership increased 8%. Gatekeeper (i.e., POS and HMO) members grew 34% from 414,500 in 1997 to 556,800 in 1998 including 61,800 AH&L members. Excluding the AH&L acquisition, gatekeeper members increased 19%. GWL&A expects this segment of the business to grow as additional HMO licenses are obtained.

Total health care membership increased from 1996 to 1997 by 8% (1996 was the first year GWL&A offered HMO plans). Gatekeeper members grew 18% from 1996 to 1997.

401(k)
The number of new 401(k) case sales (employer groups), including third-party administration business generated through GWL&A's marketing and administration arrangement with New England, decreased 33% to 800 in 1998 from 1,200 in 1997 (1,200 in 1996). The decrease in 1998 was the result of a shift in emphasis to group life and health sales. The 401(k) block of business under administration total 6,100 employer groups and more than 475,000 individual participants, compared to 5,700 employer groups and 430,000 individual participants in 1997, and 4,900 employer groups and 355,000 individual participants in 1996.

During 1998, the in-force block of 401(k) business continued to perform well, with customer retention of 93% versus 94% in 1997. This, combined with strong equity markets, resulted in a 26% and 39% increase in assets under management during 1998 and 1997, respectively.

In addition to GWL&A's internally-managed funds, GWL&A offers externally-managed funds from recognized mutual funds companies such as AIM, Fidelity, Putnam, American Century, Founders and T. Rowe Price. This strategy, supported by participant education efforts, is validated by the fact that 99% of assets contributed in 1998 were allocated to variable funds.

To promote long-term asset retention, GWL&A enhanced a number of products and services including prepackaged "lifestyle" funds (The Profile Series), expense reductions for high-balance accounts, a rollover IRA product, more effective enrollment communications, one-on-one retirement planning assistance and personal plan illustrations.

Outlook
In 1999,  GWL&A will  continue to enhance  managed care  programs and  services, further HMO development, seek National Committee for Quality Assurance accreditation for its HMOs, refine quality assurance programs and introduce member communications directed at health improvements. Management intends to enhance the health claims payment system in 1999 to provide medical auto-adjudication capabilities to reduce administrative expenses and improve claims processing time. GWL&A will enhance the 401(k) product for large cases by adding additional investment fund options, reviewing and replacing current funds, as well as offering funds outside the annuity contract. GWL&A plans to add the 401(k) product to AH&L's product portfolio in the latter part of 1999.


Financial Services Results of Operations
The following is a summary of certain financial data of the Financial Services segment:

 (Millions)                                           Years Ended December 31,
 INCOME STATEMENT DATA                            1998           1997          1996
  Premiums                                 $       248    $       368    $      343
  Fee income                                        71             62            26
  Net investment income                            802            782           747
  Realized investment gains (losses)                30              7           (18)

                                              ------------   ------------  -------------

  Total Revenues                                 1,151          1,219         1,098

  Policyholder benefits                            872          1,014           950
  Operating expenses                               141            124           101

                                              ------------   ------------  -------------

  Total benefits and expenses                    1,013          1,138         1,051

                                              ------------   ------------  -------------

  Income from operations                           138             81            47
  Income tax expense                                48             20             8

                                              ============   ============  =============

  Net Income                               $        90    $        61    $       39

                                              ============   ============  =============


  Deposits for investment-type contracts   $     1,307    $       633    $      781
  Deposits to separate accounts                    640            742           329

During 1998, the Financial Services segment experienced:

o significant growth in participants and separate account funds primarily attributable to the public/non-profit business,

o       very good persistency in all lines of business, and
o       strong sales of BOLI.

Net income for Financial Services increased 48% in 1998 and 56% in 1997. The improvement in earnings in 1998 reflects higher earnings from an increased asset base, an increase in investment margins, and larger capital gains on fixed maturities. The 1997 earnings improvement was the result of a reduction of the mortgage provision for asset impairments, increased fee income on a larger asset base, capital gains on fixed maturities and an increase in investment margins. The changes in income tax provisions discussed above under "Company Results of Operations" resulted in increases in net income for the Financial Services segment of $3.6 million and $7.4 million in 1997 and 1996, respectively.

Savings
Premiums decreased $5.9 million or 26%, from $22.6 million in 1997 to $16.8 million in 1998. Premiums decreased $4.0 million or 15%, from $26.7 million in 1996 to $22.6 million in 1997. The decrease in both years is attributable to the continuing trend of policyholders selecting variable annuity options (separate accounts) as opposed to the more traditional fixed annuity products.

Fee income increased $8.6 million or 14%, from $62.4 million in 1997 to $71.0 million in 1998. Fee income increased $36.1 million or 137%, from $26.3 million in 1996 to $62.4 million in 1997. The growth in fee income in 1998 and 1997 was the result of new sales and increased fees on variable funds related to growth in equity markets.

Deposits for investment-type contracts increased $20.4 million or 9%, from $218.6 million in 1997 to $239.0 million in 1998. Deposits for investment-type contracts increased $4.3 million or 2%, from $214.3 million in 1996 to $218.6 million in 1997.

Deposits to separate accounts decreased $101.5 million or 14%, from $742.1 million in 1997 to $640.6 million in 1998. Deposits to separate accounts increased $413.6 million or 126% from $328.5 million in 1996 to $742.1 million in 1997. The decrease in 1998 was the result of 1997 being inflated by the receipt of a large single deposit in the amount of $120.0 million. The increase in 1997 was due to a combination of the $120.0 million deposit and the commencement of marketing a new fixed and variable qualified and non-qualified annuity product through Charles Schwab & Co., Inc., which resulted in $239.9 million in deposits to separate accounts (the amount of such deposits from Schwab in 1998 was $204.7 million).

The Financial Services segment's core savings business is in the public/non-profit pension market. The assets of the public/non-profit business, including separate accounts but excluding Guaranteed Investment Contracts ("GICs"), increased 9% and 8% during 1998 and 1997 to $7.8 billion and $7.2 billion, respectively. Much of the growth came from the variable annuity business, which was driven by premiums and deposits and strong investment returns in the equity markets.

The Financial Services segment's savings business experienced strong growth in 1998. The number of new participants in 1998 was 151,300 compared to 129,200 in 1997 (51,900 in 1996), bringing the total lives under administration to 643,200 in 1998 and 536,200 in 1997. BenefitsCorp sold 21 new large employer cases compared to 13 in 1997 and increased the penetration of existing cases by enrolling new employees.

The Financial Services segment again experienced a very high retention rate in public/non-profit contract renewals in 1998, renewing 100% of its own large case state contracts. Part of this customer loyalty comes from initiatives to provide high-quality service while controlling expenses.

GWL&A continued to limit sales of GICs and to allow this block of business to contract in response to the highly competitive GIC market. As a result, GIC assets decreased 33% in 1998, to $274.8 million. In 1997, GIC assets decreased 22% from 1996, to $409.1 million.

Customer demand for investment diversification continued to grow during 1998. New contributions to variable business represented 63% of the total 1998 premiums versus 69% in 1997. GWL&A continues to expand the investment products available through Maxim Series Fund, Inc., and through partnership arrangements with external fund managers. Externally-managed funds offered to participants in 1998 included American Century, Ariel, Fidelity, Founders, INVESCO, Janus, Loomis Sayles, Templeton, T. Rowe Price and Vista.

Customer participation in guaranteed separate accounts increased, as many customers prefer the security of fixed income securities and separate account assets. Assets under management for guaranteed separate account funds were $562.3 million in 1998, compared to $466.2 million in 1997 and $392.8 million in 1996.

FASCorp administered records for approximately 1,304,000 participants in 1998 versus 1,000,000 in 1997.

Life Insurance
GWL&A continued its conservative approach to the manufacture and distribution of traditional life insurance products, while focusing on customer retention and expense management.

Individual life insurance revenue premiums and deposits of $1.3 billion in 1998 increased 71% from 1997 primarily due to reinsurance transactions with Great-West Life, which resulted in $565.8 million of premiums and deposits in 1998 versus $155.8 million in 1997. Excluding these reinsurance transactions, individual life insurance revenue premiums and deposits increased 14% from 1997 to 1998. GWL&A also experienced strong BOLI sales in 1998 which more than offset reductions in COLI premiums. Individual life insurance premiums and deposits decreased 14% from 1996 to 1997 due to the reduction of COLI premiums associated with 1996 legislative changes.

During 1996, the U.S. Congress enacted legislation to phase out during 1997 and 1998 the tax deductibility of interest on policy loans on COLI products. Since then, renewal premiums and deposits for COLI products have decreased to $179.8 million in 1998 from $299.8 million in 1997 and $384.2 million in 1996, and GWL&A expects this decline to continue. As a result of these legislative changes, GWL&A has shifted its emphasis from COLI to new sales in the BOLI market. This product provides long-term benefits for bank employees and was not affected by the 1996 legislative changes. BOLI premiums and deposits were $430.7 million during 1998, compared to $179.3 million in 1997. GWL&A continues working closely with existing COLI customers to determine the options available to them and is confident that the effect of the legislative changes will not be material to GWL&A's operations.

Outlook
During 1999, GWL&A expects to continue its growth in the third party administration area through FASCorp. Emphasis will also be placed on developing the institutional insurance and annuity markets. During 1997, communications were provided to policyholders in the public/non-profit market through the use of the internet. Increased emphasis will be placed on improving internet functionality during the upcoming year to improve this service for our customers.


Investment Operations

GWL&A's primary investment objective is to acquire assets whose durations and cash flows reflect the characteristics of GWL&A's liabilities, while meeting industry, size, issuer and geographic diversification standards. Formal liquidity and credit quality parameters have also been established.

GWL&A follows rigorous procedures to control interest rate risk and observes strict asset and liability matching guidelines. These guidelines ensure that even under changing market conditions, GWL&A's assets will meet the cash flow and income requirements of its liabilities. Through dynamic modeling, using state-of-the-art software to analyze the effects of a wide range of possible market changes upon investments and policyholder benefits, GWL&A ensures that its investment portfolio is appropriately structured to fulfill financial obligations to its policyholders.

A summary of GWL&A's general account invested assets follows:

 (Millions)                                      1998           1997
 Fixed maturities, available for sale, at  $    6,937    $     6,698
 fair value
 Fixed maturities, held-to-maturity, at         2,200          2,083
 amortized cost
 Mortgage loans                                 1,133          1,236
 Real estate and common stock                     122            133
 Short-term investments                           420            399
 Policy loans                                   2,859          2,657

                                              -----------   ------------

 Total invested assets                     $   13,671    $    13,206

     Fixed Maturities
     Fixed maturity investments include public and privately placed corporate bonds, public and privately placed structured assets and government bonds. This latter category contains both asset-backed and mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). GWL&A's strategy related to structured assets is to focus on those with lower volatility and minimal credit risk. GWL&A does not invest in higher risk CMOs such as interest-only and principal-only strips, and currently has no plans to invest in such securities.

     Private placement investments, which are primarily in the held-to-maturity category, are generally less marketable than publicly traded assets, yet they typically offer covenant protection which allows GWL&A, if necessary, to take appropriate action to protect its investment. GWL&A believes that the cost of the additional monitoring and analysis required by private placements is more than offset by their enhanced yield.

     One of GWL&A's primary objectives is to ensure that its fixed maturity portfolio is maintained at a high average quality, so as to limit credit risk. If not externally rated, the securities are rated by GWL&A on a basis intended to be similar to that of the rating agencies.


     The distribution of the fixed maturity portfolio (both available for sale and held to maturity) by credit rating is summarized as:


 Credit Rating                        1998                1997
 AAA                                  45.6        %       45.7        %
 AA                                    9.4                 8.8
 A                                    23.8                23.8
 BBB                                  20.7                20.7
 BB and Below (non-investment          0.5                 1.0
 grade)

                                 ----------------    ----------------

 TOTAL                               100.0        %      100.0        %

At December 31, 1998 and 1997, GWL&A owned no bonds in default.


Mortgage Loans During 1998, the mortgage portfolio declined 8% to $1.1 billion, net of impairment reserves. GWL&A has not actively sought new loan opportunities since 1989 and, as such, has experienced an ongoing reduction in this portfolio's balance.

GWL&A follows a comprehensive approach to the management of mortgage loans which includes ongoing analysis of key mortgage characteristics such as debt service coverage, net collateral cash flow, property condition, loan to value ratios and market conditions. Collateral valuations are performed for those mortgages which, after review, are determined by management to present possible risks and exposures. These valuations are then incorporated into the determination of GWL&A's allowance for credit losses.

The average balance of impaired loans continued to remain low at $31.2 million in 1998, compared with $37.9 million in 1997, and foreclosures totaled $3.0 million and $14.1 million in 1998 and 1997, respectively. The low levels of problematic mortgages relative to GWL&A's overall balance sheet are due to the ongoing decrease in the size of the mortgage portfolio, GWL&A's active loan management program and overall strength in market conditions.

Occasionally, GWL&A elects to restructure certain loans if the economic benefits to GWL&A are believed to be more advantageous than those achieved by acquiring the collateral through foreclosure. At December 31, 1998 and 1997, GWL&A's loan portfolio included $52.9 million and $64.4 million, respectively, of non-impaired restructured loans.

Real Estate and Common Stock GWL&A's real estate portfolio is composed primarily of the Head Office property ($54.2 million) and properties acquired through the foreclosure of troubled mortgages ($16.3 million). GWL&A operates a wholly-owned real estate subsidiary, which attempts to maximize the value of these properties through rehabilitation, leasing and sale. GWL&A is currently adding a third tower to its Head Office complex, which it anticipates completing in the year 2000.

The common stock portfolio is composed of mutual fund seed money and some private equity investments. GWL&A anticipates a limited participation in the stock markets in 1999.

Derivatives
GWL&A uses certain
derivatives, such as
futures, options and swaps, for purposes of hedging interest rate and foreign exchange risk. These derivatives, when taken alone, may subject GWL&A to varying degrees of market and credit risk; however, when used for hedging, these instruments typically reduce risk. GWL&A controls the credit risk of its financial contracts through credit approvals, limits and monitoring procedures. GWL&A has also developed controls within its operations to ensure that only Board authorized transactions are executed. Note 6 to the Consolidated Financial Statements contains a summary of GWL&A's outstanding financial hedging derivatives.

Outlook General economic conditions continued to remain strong during 1998. GWL&A does not expect to recognize any asset writedowns or restructurings in 1999 that would result in a material adverse effect upon GWL&A's financial condition.

Liquidity and Capital Resources GWL&A's operations have liquidity requirements that vary among the principal product lines. Life insurance and pension plan reserves are primarily long-term liabilities. Accident and health reserves, including long-term disability, consist of both short-term and long-term liabilities. Life insurance and pension plan reserve requirements are usually stable and predictable, and are supported primarily by long-term, fixed income investments. Accident and health claim demands are stable and predictable but generally shorter term, requiring greater liquidity.


GWL&A has a commitment to fund an addition to its Head Office complex over the next 18 months, totaling approximately $30.0 million.

Generally, GWL&A has met its operating requirements by maintaining appropriate levels of liquidity in its investment portfolio and utilizing positive cash flows from operations. Liquidity for GWL&A has remained strong, as evidenced by significant amounts of short-term investments and cash, which totaled $596.3 million and $525.4 million as of December 31, 1998 and 1997, respectively.

Funds provided from premiums and fees, investment income and maturities of investment assets are reasonably predictable and normally exceed liquidity requirements for payment of claims, benefits and expenses. However, since the timing of available funds cannot always be matched precisely to commitments, imbalances may arise when demands for funds exceed those on hand. Also, a demand for funds may arise as a result of GWL&A taking advantage of current investment opportunities. GWL&A's capital resources represent funds available for long-term business commitments and primarily consist of retained earnings and proceeds from the issuance of commercial paper and equity securities. Capital resources provide protection for policyholders and the financial strength to support the underwriting of insurance risks, and allow for continued business growth. The amount of capital resources that may be needed is determined by GWL&A's senior management and Board of Directors as well as by regulatory requirements. The allocation of resources to new long-term business commitments is designed to achieve an attractive return, tempered by considerations of risk and the need to support GWL&A's existing business.

GWL&A's financial strength provides the capacity and flexibility to enable it to raise funds in the capital markets through the issuance of commercial paper. GWL&A continues to be well capitalized, with sufficient borrowing capacity to meet the anticipated needs of its business. GWL&A had $39.7 million of commercial paper outstanding at December 31, 1998, compared with $54.1 million at December 31, 1997. The commercial paper has been given a rating of A-1+ by Standard & Poor's Corporation and a rating of P-1 by Moody's Investors Service, each being the highest rating available.


Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and for Hedging Activities". This Statement provides a comprehensive and consistent standard for the recognition and measurement of derivatives and hedging activities. This Statement is effective for GWL&A beginning January 1, 2000, and earlier adoption is encouraged. GWL&A has not adopted this Statement as of December 31, 1998. Management has not determined the impact of the Statement on GWL&A's financial position or results of operations.

See the Note 1 to the Consolidated Financial Statements for additional information regarding accounting pronouncements.

Year 2000 Issue The Year 2000 ("Y2K") problem arises when a computer performing date-based computations or operations produces erroneous results due to the historical practice of using two digit years within computer hardware and software. This causes errors or misinterpretations of the century in date calculations. Virtually all businesses, including GWL&A, are required to determine the extent of their Y2K problems. Systems that have a Y2K problem must then be converted or replaced by systems that will operate correctly with respect to the year 2000 and beyond.

GWL&A has a written plan that encompasses all computer hardware, software, networks, facilities (embedded systems) and telephone systems. The plan also includes provisions for identifying and verifying that major vendors and business partners are Y2K compliant. GWL&A is developing contingency plans to address the possibility of both internal and external failures as well. The plan calls for full Y2K compliance for core systems by June 30, 1999 and full Y2K compliance for all Company systems by October 31, 1999.

GWL&A's plan establishes five phases for becoming Y2K compliant. Phase 1 is "impact analysis" which includes initial inventory and preliminary assessment of Y2K impact. Phase 2 is "solution planning" which includes system by system planning to outline the approach and timing for reaching compliance. Phase 3 is "conversion/renovation" which means the actual process of replacing or repairing non-compliant systems. Phase 4 is "testing" to ensure that the systems function correctly under a variety of different date scenarios including current dates, year 2000 and leap year dates. Phase 5 is "implementation" which means putting Y2K compliant systems back into production.

As of March 31, 1999, GWL&A had completed impact analysis (phase 1) and solution planning (phase 2) for all of its core systems and was 99% complete for phases 1 and 2 with respect to its systems as a whole. In addition, GWL&A was approximately 95% complete with respect to conversion and renovation (phase 3), 88% complete with respect to testing (phase 4), and 86% complete with respect to implementation (phase 5).

In addition to ensuring that GWL&A's own systems are Y2K compliant, GWL&A has identified third parties with which GWL&A has significant business relationships in order to assess the potential impact on GWL&A of the third parties' Y2K issues and plans. As of March 31, 1999, GWL&A had completed most of this assessment process. GWL&A will continue investigating third party readiness and will conduct system testing with selected third parties throughout 1999. GWL&A does not have control over these third parties and cannot make any representations as to what extent GWL&A's future operating results may be adversely affected by the failure of any third party to address successfully its own Y2K issues.

On the basis of currently available information, the expense incurred by GWL&A, including anticipated future expenses, related to the Y2K issue has not and is not expected to be material to GWL&A's financial condition or results of operations. GWL&A has spent approximately $11.3 million on its Y2K project through the end of March 1999 and expects to spend up to approximately $15.3 million on its Y2K project. All of these funds will come from GWL&A's cash flow from operations. GWL&A has continued other scheduled non-Y2K information systems changes and upgrades. Although work on Y2K issues may have resulted in minor delays on the other projects, the delays are not expected to have a material adverse effect on GWL&A's consolidated financial condition or results of operations.

The most reasonably likely worst case Y2K scenario is that GWL&A will experience isolated internal or third party computer failures and will be temporarily unable to process insurance and annuity benefit transactions. All of GWL&A's Y2K efforts have been designed to prevent such an occurrence. However, if GWL&A identifies internal or third party Y2K issues which cannot be timely corrected, there can be no assurance that GWL&A can avoid Y2K problems or that the cost of curing the problem will not be material.

In an effort to mitigate risks associated with Y2K failures, GWL&A is in the process of developing contingency plans to address core functions, including relations with third parties. It is GWL&A's expectation that contingency plans will address possible failures generated internally, by vendors or business partners, and by customers. Possible general approaches include manual processing, payments on an estimated basis and use of disaster recovery facilities.

Regulation
Insurance Regulation The business of GWL&A is subject to comprehensive state and federal regulation and supervision throughout the United States, which primarily provides safeguards for policyholders rather than investors. The laws of the various state jurisdictions establish supervisory agencies with broad administrative powers with respect to such matters as admittance of assets, premium rating methodology, policy forms, establishing reserve requirements and solvency standards, maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, the type, amounts and valuation of investments permitted and HMO operations.

GWL&A's operations and accounts are subject to examination by the Colorado Insurance Division and other regulators at specified intervals. The latest financial examination by the Colorado Insurance Division was completed in 1997, and covered the five year period ending December 31, 1995. This examination produced no significant adverse findings regarding GWL&A.

The National Association of Insurance Commissioners has adopted risk-based capital rules and other financial ratios for life insurance companies. Based on GWL&A's December 31, 1998 statutory financial reports, GWL&A has risk-based capital well in excess of that required and was within the usual ranges of all ratios.

Insurance Holding Company Regulations GWL&A is subject to and complies with insurance holding company regulations in Colorado. These regulations contain certain restrictions and reporting requirements for transactions between an insurer and its affiliates, including the payments of dividends. They also regulate changes in control of an insurance company.

Securities Laws GWL&A is subject to various levels of regulation under federal securities laws. GWL&A's broker-dealer subsidiaries are regulated by the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. GWL&A's investment advisor subsidiary and transfer agent subsidiary are regulated by the SEC. Certain of GWL&A's separate accounts, mutual funds and variable insurance and annuity products are registered under the Investment Company Act of 1940 and the Securities Act of 1933.

Guaranty Funds Under insurance guaranty fund laws existing in all states, insurers doing business in those states can be assessed (up to prescribed limits) for certain obligations of insolvent insurance companies. GWL&A has established a reserve of $6.6 million as of December 31, 1998 to cover future assessments of known insolvencies. GWL&A has historically recovered more than half of the guaranty fund assessments through statutorily permitted premium tax offsets. GWL&A has a prepaid asset associated with guaranty fund assessments of $4.5 million at December 31, 1998.

Canadian Regulation
Because GWL&A is a subsidiary of Great-West Life, which is a Canadian company, the Office of the Superintendent of Financial Institutions Canada conducts periodic examinations of GWL&A and approves certain investments in subsidiary companies.

Potential Legislation United States legislation and administrative developments in various areas, including pension regulation, financial services regulation, health care legislation and the insurance industry could significantly and adversely affect GWL&A in the future. For example, Congress is currently considering legislation relating to health care reform and managed care issues (including patients' rights, privacy of medical records and managed care plan or enterprise liability), and legislation relating to the taxation of policyholder surplus accounts and the capitalization of deferred acquisition costs. Congress has from time to time also considered the deferral of taxation on the accretion of value within certain annuities and life insurance products, financial services reform legislation establishing frameworks for banks engaging in the insurance business, changes in regulation for the Employee Retirement Income Security Act of 1974 and the availability of Section 401(k) for individual retirement accounts.

It is not possible to predict whether future legislation or regulation adversely affecting the business of GWL&A will be enacted and, if enacted, the extent to which such legislation or regulation will have an effect on GWL&A and its competitors.

Ratings GWL&A is rated by a number of nationally recognized rating agencies. The ratings represent the opinion of the rating agencies on the financial strength of GWL&A and its ability to meet the obligations of its insurance policies.

 Rating Agency                   Measurement                              Rating
 A.M. Best Company               Financial Condition and Operating        A++*
                                 Performance
 Duff & Phelps Corporation       Claims Paying Ability                    AAA*
 Standard & Poor's               Claims Paying Ability                    AA+**
 Corporation
 Moody's Investors Service       Insurance Financial Strength             Aa2***

*Highest ratings available.
**Second highest rating out of 19 rating categories.
***Third highest rating out of 19 rating categories.



Miscellaneous

No customer accounted for 10% or more of GWL&A's consolidated revenues in 1998. In addition, no segment of GWL&A's business is dependent on a single customer or a few customers, the loss of which would have a significant effect on GWL&A or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on GWL&A or any of its business segments.

GWL&A had approximately 6,500 employees at December 31, 1998.

The Head Office of GWL&A consists of a 517,633 square foot office complex located in Englewood, Colorado. The office complex is owned by a subsidiary of GWL&A.



Directors and Executive Officers
Following is information concerning GWL&A's directors and executive officers, together with their principal occupation for the past five years. Unless otherwise indicated, all of the directors and executive officers have been engaged for not less than five years in their present principal occupations or in another executive capacity with the companies or firms identified.

Directors are elected annually to serve until the following annual meeting of shareholders.

The appointments of executive officers are confirmed annually.

 Director                              Served as       Principal Occupation(s) For Last Five
                                       Director        Years
                                       From
 James Balog (1)(2)                    1993            Company Director
 James W. Burns, O.C. (1)(2)(4)        1991            Chairman of the Boards of Great-West
                                                       Lifeco, Great-West Life, London
                                                       Insurance Group Inc. and London Life
                                                       Insurance Company; Deputy Chairman,
                                                       Power Corporation
 Orest T. Dackow (1)(2)(4)            1991            President and Chief Executive Officer,
                                                       Great-West Lifeco
 Andre Desmarais (1)(2)(4)(5)          1997            President and Co-Chief Executive
                                                       Officer, Power Corporation; Deputy
                                                       Chairman, Power Financial
 Paul Desmarais, Jr. (1)(2)(4)(5)      1991            Chairman and Co-Chief Executive
                                                       Officer, Power Corporation; Chairman,
                                                       Power Financial
 Robert G. Graham (1)(2)(4)            1991            Company Director since January 1996;
                                                       previously Chairman and Chief
                                                       Executive Officer, Inter-City Products
                                                       Corporation (a company engaged in the
                                                       manufacture and distribution of air
                                                       conditioning, heating and related
                                                       products)
  Robert Gratton (1)(2)(4)             1991            Chairman of the Board of GWL&A;
                                                       President and Chief Executive Officer,
                                                       Power Financial
 N. Berne Hart (1)(2)(3)               1991            Company Director
 Kevin P. Kavanagh (1)(3)(4)           1986            Company Director; Chancellor, Brandon
                                                       University
 William Mackness (1)(2)               1991            Company Director since July 1995;
                                                       previously Dean, Faculty of
                                                       Management, University of Manitoba
 William T. McCallum (1)(2)(4)         1990            President and Chief Executive Officer
                                                       of GWL&A; President and Chief
                                                       Executive Officer, United States
                                                       Operations, Great-West Life
 Jerry E.A. Nickerson (3)(4)           1994            Chairman of the Board, H.B. Nickerson
                                                       & Sons Limited (a management and
                                                       holding company)
 The Honourable P. Michael             1991            Vice-Chairman, Power Corporation;
 Pitfield, P.C., Q.C. (1)(2)(4)                        Member of the Senate of Canada
 Michel Plessis-Belair, F.C.A.         1991            Vice-Chairman and Chief Financial
 (1)(2)(3)(4)                                          Officer, Power Corporation; Executive
                                                       Vice-President and Chief Financial
                                                       Officer, Power Financial
 Brian E. Walsh (1)(2)           1995                  Co-Founder and Managing Partner,
                                                       Veritas Capital Management, LLC (a
                                                       merchant banking company) since
                                                       September 1997; previously Partner,
                                                       Trinity L.P. (an investment company)
                                                       from January 1996; previously Managing
                                                       Director and Co-Head, Global
                                                       Investment Bank, Bankers Trust Company
                                                       (an investment/commercial bank)

(1)     Member of the Executive Committee
(2)     Member of the Investment and Credit Committee
(3)     Member of the Audit Committee
(4)     Also a director of Great-West Life
(5)     Mr. Andre Desmarais and Mr. Paul Desmarais, Jr. are brothers.


Executive Officers

 Executive Officer              Served as           Principal Occupation(s) For Last Five Years
                                Executive
                                Officer From
 William T. McCallum            1984                President and Chief Executive Officer of
 President and Chief                                GWL&A; President and Chief Executive
  Executive Officer                                 Officer, United States Operations,
                                                    Great-West Life
 Mitchell T.G. Graye            1997                Executive Vice President and Chief
 Executive Vice President and                       Financial Officer of GWL&A; Executive Vice
 Chief Financial Officer                            President and Chief Financial Officer,
                                                    United States, Great-West Life
 James D. Motz                  1992                Executive Vice President, Employee Benefits
 Executive Vice President,                          of GWL&A and Great-West Life
 Employee Benefits
 Douglas L. Wooden              1991                Executive Vice President, Financial
 Executive Vice President,                          Services of GWL&A and Great-West Life
 Financial Services
 John A. Brown  1992                                Senior Vice President, Sales, Financial
 Senior Vice President,                             Services of GWL&A and Great-West Life
 Sales, Financial Services
 Donna A. Goldin           1996                     Executive Vice President and Chief
 Executive Vice President and                       Operating Officer, One Corporation since
 Chief Operating Officer,                           June 1996; previously Executive Vice
 One Corporation                                    President and Chief Operating Officer,
                                                    Harris Methodist Health Plan (a health
                                                    maintenance organization) from March 1995;
                                                    previously Executive Vice President and
                                                    Chief Operating Officer, Private Healthcare
                                                    Systems, Inc. (a managed care company)
 John T. Hughes                 1989                Senior Vice President, Chief Investment
 Senior Vice President,                             Officer of GWL&A; Senior Vice President,
 Chief Investment Officer                           Chief Investment Officer, United States,
                                                    Great-West Life
 D. Craig Lennox           1984                     Senior Vice President, General Counsel and
 Senior Vice President,                             Secretary of GWL&A; Senior Vice President
 General Counsel and Secretary                      and Chief U.S. Legal Officer, Great-West
                                                    Life

 Steve H. Miller                1997                Senior Vice President, Employee Benefits
 Senior Vice President,                             Sales of GWL&A and Great-West Life
 Employee Benefits Sales
 Charles P. Nelson              1998                Senior Vice President,
 Senior Vice President,                             Public Non-Profit Markets of GWL&A and
 Public Non-Profit Markets                          Great-West Life
 Martin Rosenbaum               1997                Senior Vice President, Employee Benefits
 Senior Vice President,                             Operations of GWL&A and Great-West Life
 Employee Benefits Operations
 Gregory E. Selle               1999                Senior Vice President, Major Accounts of
 Senior Vice President, Major                       GWL&A and Great-West Life
 Accounts
 Robert K. Shaw                 1998                Senior Vice President, Individual Markets
 Senior Vice President,                             of GWL&A and Great-West Life
 Individual Markets


Executive Compensation The following table sets out all compensation paid to the individuals who were, at December 31, 1998, the Chief Executive Officer and the other four most highly compensated executive officers of GWL&A (collectively the "Named Executive Officers") for services rendered to GWL&A and its subsidiaries, and Great-West Life, in all capacities for fiscal years ended
1996, 1997 and 1998, respectively


-------------------------------------------------------------------------------------------------

                           Summary Compensation Table

-------------------------------------------------------------------------------------------------

Name and principal position           Annual compensation            Long-term compensation
                                                                     awards
nnual                           Year        Salary        Bonus              Options (1)
                                             ($)           ($)                   (#)

---------------------------- ----------- ------------- ------------- ----------------------------

W.T. McCallum                   1998       651,667       432,250                  -
President and                   1997       608,708       406,250              600,000 (3)
Chief Executive Officer         1996       561,818       370,500              600,000 (2)

---------------------------- ----------- ------------- ------------- ----------------------------

D.L. Wooden                     1998       330,000       198,000                  -
Executive Vice President,       1997       300,000       150,000              300,000 (3)
Financial Services              1996       287,000       143,500              200,000 (2)

---------------------------- ----------- ------------- ------------- ----------------------------

J.T. Hughes                     1998       338,000       185,900                  -
Senior Vice President,          1997       324,000       162,000                  -
Chief Investment Officer        1996       312,000       136,968              160,000 (2)

---------------------------- ----------- ------------- ------------- ----------------------------

J.D. Motz                       1998       350,000       157,500                  -
Executive Vice President,       1997       300,000       151,300              100,000 (2)
Employee Benefits                                                             300,000 (3)
                                1996       250,000        89,750              200,000 (2)

---------------------------- ----------- ------------- ------------- ----------------------------

M.T.G. Graye                    1998       275,000       151,250               18,000 (2)
Executive Vice President                                                       18,000 (3)
and Chief Financial Officer     1997       219,469       117,958              132,000 (3)
                                1996       183,824        73,810              132,000 (2)

---------------------------- ----------- ------------- ------------- ----------------------------


(1)The options set out are options for common shares of Great-West Lifeco which are granted by Great-West Lifeco pursuant to the Great-West Lifeco Stock Option Plan ("Lifeco Options").
(2)These Lifeco Options become exercisable 20% per year commencing on the first anniversary of the grant and expire ten years after the date of the grant.
(3)All or portions of these Lifeco Options become exercisable if certain financial targets are attained. If exercisable, the exercise period runs from April 1, 2002 to June 26, 2007.

Options
The following table describes options granted to the Named Executive Officers during the most recently completed fiscal year. All options are Lifeco Options granted pursuant to the Great-West Lifeco Stock Option Plan. Lifeco Options are issued with an exercise price in Canadian dollars. Canadian dollar amounts have been translated to U.S. dollars at a rate of 1/1.53.


----------------------------------------------------------------------------------------------------

                        Option Grants in Last Fiscal Year

----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- -------------------------
                            Individual grants                              Potential realizable
                                                                           value at assumed annual
                                                                           rates of stock price
                                                                           appreciation for option
                                                                           term
-------------------------------------------------------------------------- -------------------------
----------------- ----------- -------------- ----------- ----------------- ------------ ------------

Name              Options      Percent of    Exercise    Expiration date       5%           10%
                   granted        total      or base                           ($)          ($)
                                 options       price
                   granted     granted to    ($/share)
                     (#)      employees in
                               fiscal year

----------------- ----------- -------------- ----------- ----------------- ------------ ------------

      Name        Options      Percent of    Exercise    Expiration date    5% ($)         10% ($)
                   granted        total        or bas
                     (#)         options     pricee
                               granted to      price
                              employees in   ($/share)
                               fiscal year

                  ----------- -------------- ----------- ---------------- ------------
----------------- ----------- -------------- ----------- ----------------- ------------ ------------

M.T.G. Graye        18,000         .85         13.23     January 27, 2008   150,028       378,642

----------------- ----------- -------------- ----------- ----------------- ------------ ------------
----------------- ----------- -------------- ----------- ----------------- ------------ ------------

M.T.G. Graye        18,000         .85         13.23      June 26, 2007     138,121       350,066

----------------- ----------- -------------- ----------- ----------------- ------------ ------------


Prior to April 24,1996, the Named Executive Officers participated in the Power Financial Employee Share Option Plan pursuant to which options to acquire common shares of Power Financial ("PFC Options") were granted. The following table describes all PFC Options exercised in 1998, and all unexercised PFC Options held as of December 31, 1998, by the Named Executive Officers. PFC Options are issued with an exercise price in Canadian dollars. Canadian dollar amounts have been translated to U.S. dollars at a rate of 1/1.53.




                                      AGGREGATED PFC OPTION EXERCISES IN
                              LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------- --------------------------- ============================
                                                      Unexercised options at       Value of unexercised
                                                         fiscal year-end          in-the-money options at
                                                               (#)                    fiscal year-end
                                                                                            ($)
--------------------------------------------------- --------------------------- ============================
                         Shares
                        acquired         Value
Name                   on exercise      realized           Exercisable                  Exercisable
                           (#)            ($)             Unexercisable                Unexercisable
==================== ---------------- ------------- ------------- ------------- ------------- ==============
W.T. McCallum            80,000        1,064,134         -             -             -              -
                                                                  -------------               ==============
==================== ---------------- ------------- ------------- ------------- ------------- ==============
D.L. Wooden                 -              -          176,000          -         3,232,239          -
                                                                  -------------               ==============
-------------------- ---------------- ------------- ------------- ------------- ------------- ==============
J.T. Hughes              240,000       3,115,195         -             -             -              -
-------------------- ---------------- ------------- ------------- ------------- ------------- ==============
==================== ================ ============= ============= ============= ============= ==============
M.T.G. Graye                -              -          140,000          -         2,573,243          -
==================== ================ ============= ============= ============= ============= ==============

Commencing April 24,1996, the Named Executive Officers began participating in the Great-West Lifeco Stock Option Plan. The following table describes all Lifeco Options exercised in 1998, and all unexercised Lifeco Options held as of December 31, 1998, by the Named Executive Officers. Lifeco Options are issued with an exercise price in Canadian dollars. Canadian dollar amounts have been translated to U.S. dollars at a rate of 1/1.53.

                                     AGGREGATED LIFECO OPTION EXERCISES IN
                              LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------- --------------------------- ============================
                                                      Unexercised options at       Value of unexercised
                                                         fiscal year-end          in-the-money options at
                                                               (#)                    fiscal year-end
                                                                                            ($)
--------------------------------------------------- --------------------------- ============================
                         Shares
                        acquired         Value
Name                   on exercise      realized           Exercisable                  Exercisable
                           (#)            ($)             Unexercisable                Unexercisable
==================== ---------------- ------------- ------------- ------------- ------------- ==============
W.T. McCallum               -              -        240,000       960,000       2,748,543     7,952,872
                                                    -------------                             ==============
==================== ---------------- ------------- ------------- ------------- ------------- ==============
D.L. Wooden                 -              -        80,000        420,000       916,181       3,289,300
                                                    -------------                             ==============
==================== ---------------- ------------- ------------- ------------- ------------- ==============
J.T. Hughes                 -              -        64,000        96,000        732,945       1,099,417
                                                    -------------                             ==============
-------------------- ---------------- ------------- ------------- ------------- ------------- ==============
J.D. Motz                   -              -        100,000       500,000       1,108,898     4,060,166
-------------------- ---------------- ------------- ------------- ------------- ------------- ==============
==================== ================ ============= ============= ============= ============= ==============
M.T.G. Graye                -              -        56,400        243,600       618,226       1,871,554
==================== ================ ============= ============= ============= ============= ==============

PENSION PLAN TABLE

The following table sets out the pension benefits payable to the Named Executive
Officers by Great-West Life or the Company.

                                              PENSION PLAN TABLE
========================= =============================================================
                                                Years of service
                          =============================================================
Remuneration
($)
                             15              20          25            30        35
========================= =============================================================

400,000                    120,000        160,000      200,000      240,000      240,000
========================= =============================================================
500,000                    150,000        200,000      250,000      300,000      300,000
========================= =============================================================
600,000                    180,000        240,000      300,000      360,000      360,000
========================= =============================================================
700,000                    210,000        280,000      350,000      420,000      420,000
------------------------- =============================================================
800,000                    240,000        320,000        400,000      480,000    480,000
------------------------- =============================================================
------------------------- =============================================================
900,000                   270,000         360,000        450,000      540,000   540,000
------------------------- =============================================================
========================= =============================================================
1,000,000                 300,000         400,000        500,000      600,000   600,000
========================= =============================================================

The Named Executive Officers have the following years of service.

Name                  Years of Service

W.T. McCallum         33
D.L. Wooden           8
J.T. Hughes           9
J.D. Motz             28
M.T.G. Graye          5

For W.T. McCallum, the benefits shown are payable commencing December 31, 2000, and remuneration is the average of the highest 36 consecutive months of compensation during the last 84 months of employment. For M.T.G. Graye, J.T. Hughes, J.D. Motz and D.L. Wooden, the benefits shown are payable upon the attainment of age 62, and remuneration is the average of the highest 60 consecutive months of compensation during the last 84 months of employment. Compensation includes salary and bonuses prior to any deferrals. The normal form of pension is a life only annuity. Other optional forms of pension payment are available on an actuarially equivalent basis. The benefits listed in the table are subject to deduction for social security and other retirement benefits.

--------

1 Represents long-term portion of "Due to Parent Corporation" amounts disclosed in the Consolidated Financial Statements.




Compensation of Directors
For each director of GWL&A who is not also a director of Great-West Life, GWL&A pays an annual fee of $17,500, and a meeting fee of $1,000 for each meeting of the Board of Directors or a committee thereof attended. For each director of GWL&A who is also a director of Great-West Life, GWL&A pays a meeting fee of $1,000 for each meeting of the Board of Directors or a committee thereof attended which is not coincident with a Great-West Life meeting. In addition, all directors are reimbursed for incidental expenses.


The above amounts are paid in the currency of the country of residence of the director.

Compensation Committee Interlocks and Insider Participation


Executive compensation is determined by GWL&A's Board of Directors. W.T. McCallum, President and Chief Executive Officer of GWL&A, is a member of the Board of Directors. Mr. McCallum participated in executive compensation matters generally but was not present when his own compensation was discussed or determined.

Security Ownership of Certain Beneficial Owners and Management
Set forth below is certain information, as of February 1, 1999, concerning beneficial ownership of the voting securities of GWL&A by entities and persons who beneficially own more than 5% of the voting securities of GWL&A. The determinations of "beneficial ownership" of voting securities are based upon Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This rule provides that securities will be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, (1) the power to vote or to direct the voting of securities and/or the power to dispose or to direct the disposition of, the securities or (2) the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined.

(1) 100% of GWL&A's 7,032,000 outstanding common shares are owned by GWL&A Financial Inc., 8515 East Orchard Road, Englewood, Colorado 80111. (2) 100% of the outstanding common shares of GWL&A Financial Inc. are owned by GWL&A Financial (Nova Scotia) Co., Suite 800, 1959 Upper Water Street, Halifax, Nova Scotia, Canada B3J 2X2. (3) 100% of the outstanding common shares of GWL&A Financial (Nova Scotia) Co. are owned by The Great-West Life Assurance Company, 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5. (4) 99.6% of the outstanding common shares of The Great-West Life Assurance Company are owned by Great-West Lifeco Inc., 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5. (5) 81.1% of the outstanding common shares of Great-West Lifeco Inc. are controlled by Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3. (6) 67.5% of the outstanding common shares of Power Financial Corporation are owned by 171263 Canada Inc., 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3. (7) 100% of the outstanding common shares of 171263 Canada Inc. are owned by 2795957 Canada Inc., 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3. (8) 100% of the outstanding common shares of 2795957 Canada Inc. are owned by Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3. (9) Mr. Paul Desmarais, 751 Victoria
Square, Montreal, Quebec, Canada H2Y 2J3, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

As a result of the chain of ownership  described in  paragraphs  (1) through (9)
above, each of the entities and persons listed in paragraphs (1) through (9) would be considered under Rule 13d-3 of the Exchange Act to be a "beneficial owner" of 100% of the outstanding voting securities of GWL&A.



Security Ownership of Management

The following table sets out the number of equity securities, and exercisable options (including options which will become exercisable within 60 days) for equity securities, of GWL&A or any of its parents or subsidiaries, beneficially owned, as of February 1, 1999, by (i) the directors of GWL&A; (ii) the Named Executive Officers; and (iii) the directors and executive officers of GWL&A as a group.


------------------------ ------------------------------------------------------------------------
                                                         Company
                         ------------------------------------------------------------------------
                         ----------------- ---------------- ----------------- -------------------

                         The Great-West    Great-West       Power Financial   Power Corporation
                         Life Assurance    Lifeco Inc.      Corporation       of Canada
                         Company
                         (1)               (2)              (3)               (4)

                         ----------------- ---------------- ----------------- -------------------
Directors
-------------------------------------------------------------------------------------------------
------------------------ ----------------- ---------------- ----------------- -------------------

J. Balog                        -                 -                -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

J. W. Burns                     50             112,000           8,000             400,640
                                                                               200,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

101,750O.T. Dackow              16             72,837              -                  -
                                 200,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

A. Desmarais                    50             40,000            21,600             40,800
                                                                              1,100,500 options

------------------------ ----------------- ---------------- ----------------- -------------------

          0

------------------------ ----------------- ---------------- ----------------- -------------------

P. Desmarais, Jr.               50             32,000              -           890,500 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

306,750R.G. Graham              -                 -                -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

R. Gratton                      -              330,000          310,000             5,000
                                                               5,280,000       300,000 options
                                                                options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

N.B. Hart                       -                 -                -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

K. P. Kavanagh                  -              20,000              -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

W. Mackness                     -                 -                -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

W.T. McCallum                   17             71,362            80,000               -
                                 240,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

J.E.A. Nickerson                -                 -                -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

P.M. Pitfield                   -              100,000           80,000            100,000
                                                                               309,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

121,750M.                       -              20,000            2,000              15,800
Plessis-Belair                                                                  53,300 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

B.E. Walsh                      -                 -                -                  -

------------------------ ----------------- ---------------- ----------------- -------------------
-------------------------------------------------------------------------------------------------

Named Executive Officers

-------------------------------------------------------------------------------------------------
------------------------ ----------------- ---------------- ----------------- -------------------

W.T. McCallum                   17             71,362            80,000               -
                                 240,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

D.L. Wooden                     -          80,000 options   176,000 options           -

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

J.T. Hughes                     -               9,989              -                  -
                                 64,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

J.D. Motz                       -              14,033              -                  -
                                 100,000 options

------------------------ ----------------- ---------------- ----------------- -------------------
------------------------ ----------------- ---------------- ----------------- -------------------

M.T.G. Graye                    -                506        140,000 options           -
                                 56,400 options

------------------------ ----------------- ---------------- ----------------- -------------------
-------------------------------------------------------------------------------------------------

Directors and Executive Officers as a Group

-------------------------------------------------------------------------------------------------
------------------------ ----------------- ---------------- ----------------- -------------------

                               183             862,822          622,546            563,040
                                           998,000 options     5,635,054      2,853,300 options
                                                                options

------------------------ ----------------- ---------------- ----------------- -------------------


(1) All holdings are common shares of The Great-West Life Assurance Company. (2) All holdings are common shares, or where indicated, exercisable options for common shares, of Great-West Lifeco Inc. (3) All holdings are common shares, or where indicated, exercisable options for common shares, of Power Financial Corporation. (4) All holdings are subordinate voting shares, or where indicated, exercisable options for subordinate voting shares, of Power Corporation of Canada.

The number of common shares and exercisable options for common shares of Power Financial Corporation held by R. Gratton represents 1.6% of the total number of common shares and exercisable options for common shares of Power Financial Corporation outstanding. The number of common shares and exercisable options for common shares of Power Financial Corporation held by the directors and executive officers as a group represents 1.8% of the total number of common shares and exercisable options for common shares of Power Financial Corporation outstanding. The number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada held by the directors and executive officers as a group represents 1.7% of the total number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada outstanding. None of the remaining holdings set out above exceed 1% of the total number of shares and exercisable options for shares of the class outstanding.


---------------------

Voting Rights In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or
entity having a
voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.

Please note,
generally the
Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Contract Owners have
no voting rights in
Great-West.

---------------------
Rights Reserved by Great-West We reserve the right to make certain changes we feel would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include: o To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

o To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts, or to a Guarantee Period; or to add, combine or remove Sub-Accounts of the Series Account.

     o To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law. o To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity. o To change the time or time of day at which a valuation date is deemed to have ended. o To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

---------------------
Legal Proceedings Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. And, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions or prospects of Great-West.

---------------------
Legal Matters Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP.

---------------------

Experts The consolidated financial statements of Great-West Life & Annuity Insurance Company as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.




---------------------
Available Information We have filed a registration statement ("Registration Statement") with the Commission under the 1933 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information contained in the Registration Statement and its exhibits. Additionally, statements in this Prospectus about the content of the Contract and other legal instruments are summaries. Please refer to the Registration Statement and its exhibits for further information. You can review the Registration Statement and its exhibits at the offices of the Commission located at 450 Fifth Street, N.W., Washington, D.C.

The Statement of
Additional
Information contains
more specific
information relating
to the Series
Account and
Great-West, such as:

o general information

o information about Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account

     o    the calculation of annuity payouts

     o    postponement of payouts

o       services

o       withholding

     o    calculation of performance data

Appendix A--Condensed Financial Information

                      Selected data for accumulation units
               Outstanding through each period ending December 31
                  Sub-Account                           1998              1997               1996
Alger American Growth
Value at beginning of period                         $12.76             $10.24             $10.00
Value at end of period                               $18.74             $12.76             $10.24
Number of accumulation units outstanding at end      1,306,503.46       417,162.09         1,166.64
of period
American Century VP International
Value at beginning of period                         $12.35             $10.49             $10.00
Value at end of period                               $14.54             $12.35             $10.49
Number of accumulation units outstanding at end      560,116.89         298,156.62         13,399.99
of period
Berger Small Company Growth
Value at beginning of period                         $13.75             $10.00
Value at end of period                               $13.89             $13.75
Number of accumulation units outstanding at end      428,982.88         124,653.31
of period

Federated American Leaders Fund II

Value at beginning of period                         $13.67             $10.42             $10.00
Value at end of period                               $15.95             $13.67             $10.42
Number of accumulation units outstanding at end      1,763,028.09       1,426,437.13       65,888.88
of period

Federated Utility Fund II

Value at beginning of period                         $12.45             $10.00
Value at end of period                               $14.07             $12.45
Number of accumulation units outstanding at end      416,024.23         168,289.28
of period

Federated Fund for U.S. Government Securities II

Value at beginning of period                         $10.71             $9.97              $10.00
Value at end of period                               $11.43             $10.71             $9.97
Number of accumulation units outstanding at end      2,136,709.11       815,966.27         9,330.15
of period
INVESCO VIF - High Yield
Value at beginning of period                         $12.09             $10.39             $10.00
Value at end of period                               $12.13             $12.09             $10.39
Number of accumulation units outstanding at end      1,867,861.60       1,360,680.67       52,043.52
of period
INVESCO VIF - Equity Income
Value at beginning of period                         $13.27             $10.44             $10.00
Value at end of period                               $15.18             $13.27             $10.44
Number of accumulation units outstanding at end      1,639,584.27       1,271,028.35       68,873.87
of period
Janus Aspen Growth
Value at beginning of period                         $12.49             $10.26             $10.00
Value at end of period                               $16.79             $12.49             $10.26
Number of accumulation units outstanding at end      1,979,274.19       1,335,813.25       93,598.79
of period
Janus Aspen Worldwide Growth
Value at beginning of period                         $12.62             $10.42             $10.00
Value at end of period                               $16.13             $12.62             $10.42
Number of accumulation units outstanding at end      3,616,796.56       2,208,663.79       51,982.38
of period
Montgomery Variable Series Growth Fund
Value at beginning of period                         $13.20             $10.35             $10.00
Value at end of period                               $13.47             $13.20             $10.35
Number of accumulation units outstanding at end      601,168.28         643,624.38         11,226.77
of period
SAFECO RST Equity
Value at beginning of period                         $11.83             $10.00
Value at end of period                               $14.65             $11.83
Number of accumulation units outstanding at end      1,168,093.71       357,176.26
of period
Schwab MarketTrack Growth
Value at beginning of period                         $12.79             $10.35             $10.00
Value at end of period                               $14.34             $12.79             $10.35
Number of accumulation units outstanding at end      447,514.11         284,530.36         16,525.39
of period
Schwab Money Market
Value at beginning of period                         $10.49             $10.07             $10.00
Value at end of period                               $10.93             $10.49             $10.07
Number of accumulation units outstanding at end      6,649,980.31       4,114,002.58       297,045.95
of period

Schwab S&P 500

Value at beginning of period                         $13.81             $10.52             $10.00
Value at end of period                               $17.54             $13.81             $10.52
Number of accumulation units outstanding at end      4,084,834.46       2,115,859.53       62,674.08
of period

Van Kampen American Capital LIT-Morgan Stanley
Real Estate Securities Portfolio

Value at beginning of period                         $10.56             $10.00
Value at end of period                               $ 9.25             $10.56
Number of accumulation units outstanding at end      308,475.29         176,075.27
of period


                    Condensed  financial   information   for  formerly   offered
                           Sub-Accounts  Outstanding  through each period ending
                           December 31
                  Sub-Account                           1998               1997               1996
Alger American Small-Cap
Value at beginning of period                              $11.14             $10.09            $10.00
Value at end of period                                    $12.76             $11.14            $10.09
Number of accumulation units outstanding at end       643,786.69         337,576.93          4,080.46
of period
American Century VP Capital Appreciation
Value at beginning of period                               $9.22              $9.61            $10.00
Value at end of period                                     $8.94              $9.22             $9.61
Number of accumulation units outstanding at end        99,034.37          82,255.58         30,139.13
of period





INVESCO VIF - Total Return

Value at beginning of period                              $12.52             $10.27            $10.00
Value at end of period                                    $13.61             $12.52            $10.27
Number of accumulation units outstanding at end                          996,949.40          3,927.31
of period                                            1,269,709.44





Janus Aspen Aggressive Growth

Value at beginning of period                              $11.05              $9.89            $10.00
Value at end of period                                    $14.71             $11.05             $9.89
Number of accumulation units outstanding at end       759,487.48         331,141.90          6,698.73
of period
Lexington Emerging Markets
Value at beginning of period                               $9.00             $10.26            $10.00
Value at end of period                                     $6.40              $9.00            $10.26
Number of accumulation units outstanding at end       260,704.11         309,521.91         18,281.42
of period
SteinRoe Special Venture
Value at beginning of period                              $10.98             $10.27            $10.00
Value at end of period                                    $ 9.00             $10.98            $10.27
Number of accumulation units outstanding at end       769,185.90         952,879.99         70,715.11
of period

Strong Discovery Fund II

Value at beginning of period                              $11.53             $10.44            $10.00
Value at end of period                                    $12.26             $11.53            $10.44
Number of accumulation units outstanding at end       199,701.97         211,488.12         24,613.07
of period
Van Eck Worldwide Hard Assets
Value at beginning of period                              $10.04             $10.31            $10.00
Value at end of period                                    $ 6.88             $10.04            $10.31
Number of accumulation units outstanding at end        80.398.85         132,622.35          2,220.85
of period


------------------------------------------------------------------------------

Appendix B--Market Value Adjustments
The amount available for a full surrender, partial withdrawal or Transfer equals the amount requested plus the Market Value Adjustment (MVA). The MVA is calculated by multiplying the amount requested by the Market Value Adjustment Factor (MVAF).

The MVA formula
The MVA is determined using the following formula:

MVA = (amount applied) X (Market Value Adjustment Factor) The Market Value Adjustment Factor is:

{[(1 + i)/(1 + j +.10%)] N/12} - 1

Where:

o i is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the date the stated rate of interest was established for the Guarantee Period. The term of i is measured in years and equals the term of the Guarantee Period.
o j is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the week the Guarantee Period is broken. The term of j equals the remaining term to maturity of the Guarantee Period, rounded up to the higher number of years.
o       N is the number of complete months remaining until maturity.


The MVA will equal 0 if:
o       i and j differ by less than .10%
o       N is less than 6

Examples
Following are four examples of Market Value Adjustments illustrating (1) increasing interest rates, (2) decreasing interest rates, (3) flat interest rates (i and j are within .10% of each other), and (4) less than 6 months to maturity.

Example 1--Increasing Interest Rates

-------------------- -------------------------------
Deposit              $25,000 on November 1, 1996
-------------------- -------------------------------
-------------------- -------------------------------
Maturity date        December 31, 2005
-------------------- -------------------------------
-------------------- -------------------------------
Interest Guarantee   10 years
Period
-------------------- -------------------------------
-------------------- -------------------------------
i                    assumed to be 6.15%
-------------------- -------------------------------
-------------------- -------------------------------
Surrender date       July 1, 2000
-------------------- -------------------------------
-------------------- -------------------------------
j                    7.00%
-------------------- -------------------------------
-------------------- -------------------------------
Amount surrendered   $10,000
-------------------- -------------------------------
-------------------- -------------------------------
N                    65
-------------------- -------------------------------

MVAF   =  {[(1 +  i)/(1  + j +  .10%)]N/12}  - 1 =  {[1.0615/1.071]65/12}  - 1 =
       .952885 - 1 = -.047115

MVA   = (amount  transferred  or  surrendered)  x MVAF = $10,000 x - .047115 = -
      $471.15

Surrender Value = (amount transferred or surrendered + MVA)
              = ($10,000 + - $471.15)
              = $9,528.85

Example 2--Decreasing Interest Rates
--------------------- ------------------------------
Deposit               $25,000 on November 1, 1996
--------------------- ------------------------------
--------------------- ------------------------------
Maturity date         December 31, 2005
--------------------- ------------------------------
--------------------- ------------------------------
Interest Guarantee    10 years
Period
--------------------- ------------------------------
--------------------- ------------------------------
i                     assumed to be 6.15%
--------------------- ------------------------------
--------------------- ------------------------------
Surrender date        July 1, 2000
--------------------- ------------------------------
--------------------- ------------------------------
j                     5.00%
--------------------- ------------------------------
--------------------- ------------------------------
Amount surrendered    $10,000
--------------------- ------------------------------
--------------------- ------------------------------
N                     65
--------------------- ------------------------------

MVAF   =  {[(1 +  i)/(1  + j +  .10%)]N/12}  - 1 =  {[1.0615/1.051]65/12}  - 1 =
       .055323

MVA = (amount transferred or surrendered) x MVAF
      = $10,000 x .0055323
      = $553.23

Surrender Value = (amount transferred or surrendered + MVA)
              = ($10,000 + $553.23)
              = $10,553.23
Example 3--Flat Interest Rates (i and j are within .10% of each other)
--------------------- ------------------------------
Deposit               $25,000 on November 1, 1996
--------------------- ------------------------------
--------------------- ------------------------------
Maturity date         December 31, 2005
--------------------- ------------------------------
--------------------- ------------------------------
Interest Guarantee    10 years
Period
--------------------- ------------------------------
--------------------- ------------------------------
i                     assumed to be 6.15%
--------------------- ------------------------------
--------------------- ------------------------------
Surrender date        July 1, 2000
--------------------- ------------------------------
--------------------- ------------------------------
j                     6.24%
--------------------- ------------------------------
--------------------- ------------------------------
Amount surrendered    $10,000
--------------------- ------------------------------
--------------------- ------------------------------
N                     65
--------------------- ------------------------------

MVAF   = {[(1 +  i)/(1  + j +  .10%)]N/12}  - 1 =  {[1.0615/1.0634]65/12}  - 1 =
       .99036 - 1 = -.00964
However, [i-j] less than .10%, so MVAF = 0

MVA = (amount transferred or surrendered) x MVAF
      = $10,000 x 0
      = $0

Surrender Value = (amount transferred or surrendered + MVA)
              = ($10,000 + $0)
              = $10,000
Example 4--N equals less than 6 months to maturity
--------------------- ------------------------------
Deposit               $25,000 on November 1, 1996
--------------------- ------------------------------
--------------------- ------------------------------
Maturity date         December 31, 2005
--------------------- ------------------------------
--------------------- ------------------------------
Interest Guarantee    10 years
Period
--------------------- ------------------------------
--------------------- ------------------------------
i                     assumed to be 6.15%
--------------------- ------------------------------
--------------------- ------------------------------
Surrender date        July 1, 2005
--------------------- ------------------------------
--------------------- ------------------------------
j                     7.00%
--------------------- ------------------------------
--------------------- ------------------------------
Amount surrendered    $10,000
--------------------- ------------------------------
--------------------- ------------------------------
N                     5
--------------------- ------------------------------

MVAF   = {[(1 + i)/(1 + j + .10%)]N/12} - 1 =  {[1.0615/1.071]5/12} - 1 = .99629
       - 1 = -.00371
However, N less than 6, so MVAF = 0

MVA = (amount transferred or surrendered) x MVAF
      = $10,000 x 0
      = $0

Surrender Value = (amount transferred or surrendered + MVA)
              = ($10,000 + $0)
              = $10,000
------------------------------------------------------------------------------

Appendix C--Net Investment Factor
The Net Investment  Factor is determined by dividing (a) by (b), and subtracting
(c) from the result where:

(a) is the net result of:

     1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

     3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Sub-Account, and

(b) is the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period, and


(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.85%.


The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflect the investment performance of the Portfolio as well as the payment of Portfolio expenses.

------------------------------------------------------------------------------

Consolidated Financial Statements and Independent Auditor's Report
On the following pages, you'll find the consolidated financial statement and the independent auditor's report for Great-West Life & Annuity Insurance Company for the years ending December 1998, 1997 and 1996.

                               GREAT-WEST LIFE & ANNUITY  INSURANCE  COMPANY (An
             indirect wholly-owned subsidiary of The Great-West Life Assurance Company)

                   Consolidated   Financial   Statements  for  the  Years  Ended
                          December 31, 1998, 1997, and 1996 and Independent Auditors' Report








 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (An indirect wholly-owned subsidiary of The Great-West Life Assurance Company)

       Consolidated Financial Statements for the Years Ended December 31,
              1998, 1997, and 1996 and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company (an indirect wholly-owned subsidiary of The Great-West Life Assurance Company) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Denver, Colorado
January 25, 1999

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1998 AND 1997
(Dollars in Thousands)

                                                              1998                  1997
                                                       --------------------   ------------------
ASSETS

INVESTMENTS:
  Fixed Maturities:
    Held-to-maturity, at amortized cost (fair value
      $2,298,936 and $2,151,476)                     $       2,199,818     $         2,082,716
    Available-for-sale, at fair value (amortized
cost
      $6,752,532 and $6,541,422)                             6,936,726               6,698,629
  Common stock, at fair value (cost $41,932 and                 48,640                  39,021
    $34,414)
  Mortgage loans on real estate, net                         1,133,468               1,235,594
  Real estate, net                                              73,042                  93,775
  Policy loans                                               2,858,673               2,657,116
  Short-term investments, available-for-sale (cost
    approximates fair value)                                   420,169                 399,131
                                                       --------------------   ------------------

        Total Investments                                   13,670,536              13,205,982

Cash                                                           176,119                 126,278
Reinsurance receivable
  Related party                                                  5,006                   1,950
  Other                                                        187,952                  82,414
Deferred policy acquisition costs                              238,901                 255,442
Investment income due and accrued                              157,587                 165,827
Other assets                                                   311,078                 121,543
Premiums in course of collection                                84,940                  77,008
Deferred income taxes                                          191,483                 193,820
Separate account assets                                     10,099,543               7,847,451
                                                       --------------------   ------------------




TOTAL ASSETS                                         $      25,123,145     $        22,077,715
                                                       ====================   ==================


See notes to consolidated financial statements.

                                                           1998         1997
                                                      ------------- ------------
LIABILITIES AND STOCKHOLDER'S EQUITY
POLICY BENEFIT LIABILITIES:
    Policy reserves
      Related party                                        555,300        17,774
      Other                                             11,284,414    11,084,945
    Policy and contract claims                             491,932       375,499
    Policyholders' funds                                   181,779       165,106
    Provision for policyholders' dividends                  69,530        62,937
GENERAL LIABILITIES:
    Due to Parent Corporation                               52,877       126,656
    Repurchase agreements                                  244,258       325,538
    Commercial paper                                        39,731        54,058
    Other liabilities                                      761,505       689,967
    Undistributed earnings on participating business       143,717       141,865
    Separate account liabilities                        10,099,543     7,847,451
                                                      ------------- ------------
        Total Liabilities                               23,924,586    20,891,796
                                                      ------------- ------------

COMMITMENTS AND CONTINGENCIES

                                                                       1998         1997
STOCKHOLDER'S EQUITY:                                             ------------- ------------
    Preferred stock, $1 par value, 50,000,000 shares authorized
        Series A, cumulative, 1,500 shares authorized,
          liquidation value of $100,000 per share,
          0 and 600 shares issued and outstanding                                  60,000
        Series B, cumulative, 1,500 shares authorized,
          liquidation value of $100,000 per share,
          0 and 200 shares issued and outstanding                                  20,000
        Series C, cumulative, 1,500 shares authorized,
          none outstanding
        Series D, cumulative, 1,500 shares authorized,
          none outstanding
        Series E, non-cumulative, 2,000,000 shares
          authorized, liquidation value of $20.90 per share,
          0 and 2,000,000 shares issued and outstanding                            41,800
    Common stock, $1 par value; 50,000,000 shares
      authorized; 7,032,000 shares issued and outstanding         7,032             7,032
    Additional paid-in capital                                  699,556           690,748
    Accumulated other comprehensive income                       61,560            52,807
    Retained earnings                                           430,411           313,532
                                                             -------------   --------------
        Total Stockholder's Equity                            1,198,559         1,185,919
                                                             -------------   --------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   25,123,145   $    22,077,715
                                                             =============   ==============


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
(Dollars in Thousands)

                                                        1998            1997           1996
                                                    -------------   -------------  -------------
REVENUES:
  Premiums
    Related party (net of premiums
       recaptured totaling $0,
      $155,798, and $164,839)                    $       46,191  $      155,798  $     164,839
    Other (net of premiums ceded
      totaling $86,409, $61,152, and $60,589)           948,672         677,381        664,610
  Fee income                                            516,052         420,730        347,519
  Net investment income
    Related party                                        (9,416)         (8,957)       (26,082)
    Other                                               906,776         890,630        860,719
  Net realized gains (losses) on investments             38,173           9,800        (21,078)
                                                    -------------   -------------  -------------
                                                      2,446,448       2,145,382      1,990,527
                                                    -------------   -------------  -------------
BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries totaling $81,205,
    $44,871 and $52,675)                                768,474         543,903        515,750
  Increase in reserves
    Related party                                        46,191         155,798        164,839
    Other                                                78,851          90,013         64,359
  Interest paid or credited to contractholders          491,616         527,784        561,786
  Provision for policyholders' share of earnings
    (losses) on participating business                    5,908           3,753             (7)
  Dividends to policyholders                             71,429          63,799         49,237
                                                    -------------   -------------  -------------
                                                      1,462,469       1,385,050      1,355,964
  Commissions                                           144,246         102,150        106,561
  Operating expenses (income):
    Related party                                        (4,542)         (6,292)       304,599
    Other                                               517,676         431,714         33,435
  Premium taxes                                          30,848          24,153         25,021
                                                    -------------   -------------  -------------
                                                      2,150,697       1,936,775      1,825,580
INCOME BEFORE INCOME TAXES                              295,751         208,607        164,947
                                                    -------------   -------------  -------------
PROVISION FOR INCOME TAXES:
  Current                                                81,770          61,644         45,934
  Deferred                                               17,066         (11,797)       (15,562)
                                                    -------------   -------------  -------------
                                                         98,836          49,847         30,372
                                                    -------------   -------------  -------------
NET INCOME                                       $      196,915  $      158,760  $     134,575
                                                    =============   =============  =============




See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
(Dollars in Thousands)

                                                                                                          Accumulated
                                                                                     Additional            Other
                                    Preferred Stock             Common Stock          Paid-in           Comprehensive     Retained
                               --------------------------  -----------------------
                                 Shares       Amount       Shares     Amount    Capital       Income       Earnings      Total
                               ------------ -----------  ----------- --------- ------------- ------------- ----------  ------------
BALANCE, JANUARY 1, 1996       2,000,800     121,800     7,032,000      7,032     657,265       58,763     148,261      993,121

   Net income                                                                                              134,575      134,575
   Other comprehensive loss                                                                    (43,812)                 (43,812)
                                                                                                                      ------------
Total comprehensive income                                                                                               90,763
                                                                                                                      ------------
Capital contributions                                                               7,000                                 7,000
Dividends                                                                                                  (56,670)     (56,670)
                               ------------ -----------  ----------- --------- -------------------------------------- ------------
BALANCE, DECEMBER 31, 1996     2,000,800     121,800     7,032,000      7,032     664,265       14,951     226,166    1,034,214




   Net income                                                                                              158,760      158,760
   Other comprehensive income                                                                   37,856                   37,856
                                                                                                                      ------------
Total comprehensive income                                                                                              196,616
                                                                                                                      ------------
Capital contributions                                                              26,483                                26,483
Dividends                                                                                                  (71,394)     (71,394)
                               ------------ -----------  ----------- --------- ------------- ------------- ----------  ------------
BALANCE, DECEMBER 31, 1997     2,000,800     121,800     7,032,000      7,032     690,748       52,807     313,532    1,185,919

   Net income                                                                                              196,915      196,915
   Other comprehensive income                                                                    8,753                    8,753
                                                                                                                      ------------
Total comprehensive income                                                                                              205,668
                                                                                                                      ------------
Capital contributions                                                               8,808                                 8,808
Dividends                                                                                                  (80,036)     (80,036)
Purchase of preferred shares   (2,000,800)  (121,800)                                                                  (121,800)
                               ------------ -----------  ----------- --------- ------------ -------------- ----------  ------------
BALANCE, DECEMBER 31, 1998             0           0     7,032,000      7,032     699,556       61,560     430,411    1,198,559
                               ============ ===========  =========== ========= =========== =============== ==========  ============








See notes to consolidated financial statements.

87

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
(Dollars in Thousands)

                                                         1998            1997          1996
                                                     -------------   -------------  ------------
OPERATING ACTIVITIES:
  Net income                                      $      196,915  $      158,760  $     134,575
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Gain (loss) allocated to participating
        policyholders                                      5,908           3,753             (7)
      Amortization of investments                        (15,068)            409         15,518
      Realized losses (gains) on disposal of
        investments and provisions for mortgage
        loans and real estate                            (38,173)         (9,800)        21,078
      Amortization                                        55,550          46,929         49,454
      Deferred income taxes                               17,066         (11,824)       (14,658)
  Changes in assets and liabilities:
      Policy benefit liabilities                         938,444         498,114        358,393
      Reinsurance receivable                             (43,643)        112,594        136,966
      Accrued interest and other receivables              28,467          30,299         24,778
      Other, net                                        (184,536)         64,465        (13,676)
                                                     -------------   -------------  ------------
        Net cash provided by operating activities        960,930         893,699        712,421
                                                     -------------   -------------  ------------
INVESTING ACTIVITIES:
  Proceeds from sales, maturities, and
    redemptions of investments:
    Fixed maturities
         Held-to maturity
        Sales                                              9,920
        Maturities and redemptions                       471,432         359,021        516,838
         Available-for-sale
        Sales                                          6,169,678       3,174,246      3,569,608
        Maturities and redemptions                     1,268,323         771,737        803,369
    Mortgage loans                                       211,026         248,170        235,907
    Real estate                                           16,456          36,624          2,607
    Common stock                                           3,814          17,211          1,888
  Purchases of investments:
    Fixed maturities
         Held-to-maturity                               (584,092)       (439,269)      (453,787)
         Available-for-sale                           (7,410,485)     (4,314,722)    (4,753,154)
    Mortgage loans                                      (100,240)         (2,532)       (23,237)
    Real estate                                           (4,581)        (64,205)       (15,588)
    Common stock                                         (10,020)        (29,608)       (12,113)
                                                     -------------   -------------  ------------
        Net cash provided by (used in)
          investing activities                    $       41,231  $     (243,327) $    (127,662)
                                                     =============   =============  ============


                                                                   (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
(Dollars in Thousands)

                                                       1998            1997            1996
                                                   --------------  --------------  -------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits         $     (507,237)  $    (577,538)  $    (413,568)
  Due to Parent Corporation                            (73,779)        (19,522)          1,457
  Dividends paid                                       (80,036)        (71,394)        (56,670)
  Net commercial paper repayments                      (14,327)        (30,624)           (172)
  Net repurchase agreements (repayments)
    borrowings                                         (81,280)         38,802         (88,563)
  Capital contributions                                  8,808          11,000           7,000
  Purchase of preferred shares                        (121,800)
  Acquisition of subsidiary                            (82,669)
                                                   --------------  --------------  -------------
                                                   --------------  --------------  -------------
        Net cash used in financing activities         (952,320)       (649,276)       (550,516)
                                                   --------------  --------------  -------------

NET INCREASE IN CASH                                    49,841           1,096          34,243

CASH, BEGINNING OF YEAR                                126,278         125,182          90,939
                                                   --------------  --------------  -------------

CASH, END OF YEAR                               $      176,119   $     126,278   $     125,182
                                                   ==============  ==============  =============

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:
    Income taxes                                $      111,493   $      86,829   $     103,700
    Interest                                            13,849          15,124          15,414
















See notes to consolidated financial statements.               (Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996 (Amounts in Thousands, except Share Amounts)

1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        Organization - Great-West Life & Annuity Insurance Company (the Company) is an indirect wholly-owned subsidiary of The Great-West Life Assurance Company (the Parent Corporation). The Company is an insurance company domiciled in the State of Colorado. The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States.

        Basis of Presentation - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

        Certain reclassifications, primarily related to the presentation of related party transactions and the classification of the release of a contingent liability (see Note 10) have been made to the 1997 and 1996 financial statements.

        Investments - Investments are reported as follows:

        1. Management determines the classification of fixed maturities at the time of purchase. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost unless fair value is less than cost and the decline is deemed to be other than temporary, in which case they are written down to fair value and a new cost basis is established.

               Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the net unrealized gains and losses reported as accumulated other comprehensive income in stockholder's equity. The net unrealized gains and losses on derivative financial instruments used to hedge available-for-sale securities are also included in other comprehensive income.

               The amortized cost of fixed maturities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts using the effective interest method over the estimated life of the related bonds. Such amortization is included in net investment income. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments.

        2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any valuation reserves. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

               The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb possible credit losses on its impaired loans and to provide adequate provision for any possible losses inherent in the loan portfolio. Management's judgment is based on past loss experience, current and projected economic conditions, and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

        3. Real estate is carried at cost. The carrying value of real estate is subject to periodic evaluation of recoverability.

        4. Investments in common stock are carried at fair value.

        5. Policy loans are carried at their unpaid balances.

        6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

        7.     Gains  and  losses   realized  on  disposal  of  investments  are
               determined on a specific identification basis.

        Cash - Cash includes only amounts in demand deposit accounts.

        Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions related to the production of new and renewal business, have been deferred to the extent recoverable. Other costs capitalized include expenses associated with the Company's group sales representatives. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $51,724, $44,298, and $47,089 in 1998, 1997, and 1996, respectively.

        Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, Inc., both diversified, open-end management investment companies which are affiliates of the Company, shares of other external mutual funds, or government or corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees, and mortality and expense risk charges.

        Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $6,866,478 and $5,741,596 at December 31, 1998 and 1997, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $4,908,964 and $5,346,516 at December 31, 1998 and 1997, respectively, are established at the contractholder's account value.

        Reinsurance - Policy reserves ceded to other insurance companies are carried as a reinsurance receivable on the balance sheet (see Note 3). The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

        Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.


        Participating Fund Account - Participating life and annuity policy reserves are $4,108,314 and $3,901,297 at December 31, 1998 and 1997,
        respectively. Participating business approximates 32.7% and 50.5% of the Company's ordinary life insurance in force and 71.9% and 91.1% of ordinary life insurance premium income at December 31, 1998 and 1997, respectively.

        The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Amounts allocable to participating policyholders are consistent with established Company practice.

        The Company has established a Participating Policyholder Experience Account (PPEA) for the benefit of all participating policyholders which is included in the accompanying consolidated balance sheet. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

        The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from the Parent under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA net of a management fee paid to the Company accrue solely for the benefit of the acquired participating policyholders.

        Recognition of Premium and Fee Income and Benefits and Expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period. Fee income is derived primarily from contracts for claim processing or other administrative services and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk changes, are recognized when due. Benefits and expenses on policies with life contingencies impact premium income by means of the provision for future policy benefit reserves, resulting in recognition of profits over the life of the contracts. The average crediting rate on annuity products was approximately 6.3%, 6.6%, and 6.8% in 1998, 1997, and 1996.

        Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset, net of a valuation allowance, will be realized.

        Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker/dealers in which the Company sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee received or paid is amortized over the term of the related agreement and recognized as an adjustment to investment income.

        The Company requires collateral in an amount greater than or equal to 102% of the borrowing for all securities lending transactions.

        The Company  implemented  Statement  of Financial  Accounting  Standards
        (SFAS) No. 125 "Accounting for Transfer and Servicing of Financial Assets and Extinguishments of Liabilities" in 1998 as it relates to repurchase agreements and securities lending arrangements. The implementation of this statement had no material effect on the Company's financial statements.

        Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk. Such hedging activity consists of interest rate swap agreements, interest rate floors and caps, foreign currency exchange contracts and equity swaps. The differential paid or received under the terms of these contracts is recognized as an adjustment to net investment income on the accrual method. Gains and losses on foreign exchange contracts are deferred and recognized in net investment income when the hedged transactions are realized.

        Interest rate swap agreements are used to convert the interest rate on certain fixed maturities from a floating rate to a fixed rate. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter-party to the Company of an interest rate differential. The differential represents the difference between current interest rates and an agreed-upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Equity swap transactions generally involve the exchange of variable market performance of a basket of securities for a fixed interest rate.

        Although derivative financial instruments taken alone may expose the Company to varying degrees of market and credit risk when used solely for hedging purposes, these instruments typically reduce overall market and interest rate risk. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur.

        In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133 "Accounting for Derivative Instruments and for Hedging Activities". This Statement provides a comprehensive and consistent standard for the recognition and measurement of derivatives and hedging activities. This Statement is effective for the Company beginning January 1, 2000, and earlier adoption is encouraged. The Company has not adopted this Statement as of December 31, 1998. Management has not determined the impact of the Statement on the Company's financial position or results of operations.

        Stock Options - In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation", which was effective for the Company beginning January 1, 1996. This Statement requires expanded disclosures of stock-based compensation arrangements with employees and encourages (but does not require) compensation cost to be measured based on the fair value of the equity instrument awarded. Companies are permitted, however, to continue to apply APB Opinion No. 25, which recognizes compensation cost based on the intrinsic value of the equity instrument awarded. The Company has continued to apply APB Opinion No. 25 to stock-based compensation awards to employees and has disclosed the required pro forma effect on net income (see Note 13).

2.      ACQUISITION

        On July 8, 1998, the Company paid $82,669 in cash to acquire all of the outstanding shares of Anthem Health & Life Insurance Company (AH&L). The purchase price was based on AH&L's adjusted book value, and is subject to further minor adjustments. The results of AH&L's operations, which had an insignificant effect on net income, have been combined with those of the Company since the date of acquisition.

        The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price was allocated to the net assets acquired based on their estimated fair values. The fair value of tangible assets acquired and liabilities assumed was $379,934 and $317,440, respectively. The balance of the purchase price, $20,175, was recorded as excess cost over net assets acquired (goodwill) and is being amortized over 30 years on a straight-line basis. Management intends to finalize its allocation of the purchase price within a year of the transaction, which will likely result in a reallocation of the purchase price, which is not expected to be material.

3.      RELATED-PARTY TRANSACTIONS

        On December 31, 1998, the Company and the Parent Corporation entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured by coinsurance certain Parent Corporation individual non-participating life insurance policies. The Company recorded $859 in premium income and an increase in reserves, associated with certain policies, as a result of this transaction. Of the $137,638 in reserves that were recorded as a result of this transaction, $136,779 was recorded under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS No. 97"), accounting principles. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at December 31, 1998 as a result of this transaction:

        Assets                         Liabilities and Stockholder's Equity

        Cash                             24,600    Policy reserves    137,638
        Deferred income taxes             3,816
        Policy loans                     82,649
        Due from Parent Corporation      19,753
        Other                             6,820
                                      -----------                    -----------
                                        137,638                       137,638

        In connection with this transaction, the Parent Corporation made a capital contribution of $5,608 to the Company.

        On September 30, 1998, the Company and the Parent Corporation entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured by coinsurance certain Parent Corporation individual non-participating life insurance policies. The Company recorded $45,332 in premium income and an increase in reserves as a result of this transaction. Of the $428,152 in reserves that were recorded as a result of this transaction, $382,820 was recorded under SFAS No. 97 accounting principles. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at September 30, 1998 as a result of this transaction:

        Assets                       Liabilities and Stockholder's Equity

        Bonds                            $    147,475   Policy reserves           $   428,152
        Mortgages                              82,637   Due to Parent Corporation      20,820
        Cash                                  134,900
        Deferred policy acquisition             9,724
        costs
        Deferred income taxes                  15,762
        Policy loans                           56,209
        Other                                   2,265
                                            ----------                               -----------
                                         $    448,972                             $   448,972

        In connection with this transaction, the Parent Corporation made a capital contribution of $3,200 to the Company.

        On September 30, 1998, the Company purchased furniture, fixtures and equipment from the Parent Corporation for $25,184. In February 1997, the Company purchased the corporate headquarters properties from the Parent Corporation for $63,700.

        On June 30, 1997, the Company recaptured all remaining pieces of an individual participating insurance block of business previously reinsured to the Parent Corporation on December 31, 1992. The Company recorded $155,798 in premium income and an increase in reserves as a result of this transaction. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at June 30, 1997 as a result of this transaction:

        Assets              Liabilities and Stockholder's Equity

        Cash        160,000   Policy reserves                  155,798
        Bonds        17,975   Due to Parent Corporation         20,373
        Other            60   Deferred income taxes              2,719
                              Undistributed earnings on
                                participating business            (855)
                 -----------                                ---------------
                    178,035                                    178,035

        In connection with this transaction, the Parent Corporation made a capital contribution of $11,000 to the Company.

        On  October  31,  1996,  the  Company  recaptured  certain  pieces of an individual participating insurance block of business previously reinsured to the Parent Corporation on December 31, 1992. The Company recorded $164,839 in premium income and an increase in reserves as a result of this transaction. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at October 31, 1996 as a result of this transaction:

        Assets                Liabilities and Stockholder's Equity

        Cash           162,000     Policy reserves                   164,839
        Mortgages       19,753     Due to Parent Corporation          16,180
        Other              118     Deferred income taxes               1,283
                                   Undistributed earnings on
                                     participating business             (431)
                    ------------                                  --------------
                       181,871                                       181,871

        In connection with this transaction, the Parent Corporation made a capital contribution of $7,000 to the Company.

        Effective January 1, 1997, all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. All related employee benefit plan assets and liabilities were also transferred to the Company (see Note 9). The transfer did not have a material effect on the Company's operating expenses as the actual costs associated with the employees and the benefit plans were charged previously to the Company under administrative service agreements between the Company and the Parent Corporation.

        Prior to January 1997, the Parent Corporation administered, distributed, and underwrote business for the Company and administered the Company's investment portfolio under various administrative agreements. Since January 1, 1997, the Company has performed these services for the U.S. operations of the Parent Corporation. The following represents revenue from or payments made to the Parent Corporation for services provided pursuant to these service agreements. The amounts recorded are based upon management's best estimate of actual costs incurred and resources expended based upon number of policies and/or certificates in force.

                            Years Ended December 31,
                                                      ------------------------------------------
                                                         1998           1997           1996
                                                      ------------   ------------   ------------

        Investment management revenue (expense)    $        475   $        801   $     (14,800)
        Administrative and underwriting revenue
         (payments)                                       4,542          6,292        (304,599)

        At December 31, 1998 and 1997, due to Parent Corporation includes $17,930 and $8,957 due on demand and $34,947 and $117,699 of notes payable which bear interest and mature at various dates through June 15, 2008. These notes may be prepaid in whole or in part at any time without penalty; the issuer may not demand payment before the maturity date. The amounts due on demand to the Parent Corporation bear interest at the public bond rate (6.1% and 7.1% at December 31, 1998 and 1997, respectively) while the remainder bear interest at various rates ranging from 5.4% to 6.6%. Interest expense attributable to these payables was $9,891, $9,758, and $11,282 for the years ended December 31, 1998, 1997 and 1996, respectively.

4.      REINSURANCE

        In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum of $1.5 million of coverage per individual life.

        Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1998 and 1997, the reinsurance receivable had a carrying value of $192,958 and $84,364, respectively.

        The following schedule details life insurance in force and life and accident/health premiums:



                                             Ceded         Assumed                    Percentage
                                          Primarily to    Primarily                    of Amount
                               Gross       the Parent     from Other       Net          Assumed
                               Amount     Corporation     Companies       Amount        to Net
                            ------------- -------------  ------------- -------------  ------------
        December 31, 1998:
          Life insurance in force:
            Individual    $   34,017,379 $   4,785,079 $    8,948,442 $  38,180,742     23.44%
            Group             81,907,539                    2,213,372    84,120,911      2.63%
                            ============= =============  ============= =============
                Total     $  115,924,918 $   4,785,079 $   11,161,814 $ 122,301,653
                            ============= =============  ============= =============

          Premium Income:
            Life          $      352,710 $      24,720 $       65,452 $     393,442     16.6%
        insurance
                                 571,992        61,689         74,284       584,587     12.7%
        Accident/health
                            ============= =============  ============= =============
                Total     $      924,702 $      86,409 $      139,736 $     978,029
                            ============= =============  ============= =============
        December 31, 1997:
          Life insurance in force:
            Individual    $   24,598,679 $   4,040,398 $    3,667,235 $  24,225,516     15.1%
            Group             51,179,343                    2,031,477    53,210,820      3.8%
                            ============= =============  ============= =============
                Total     $   75,778,022 $   4,040,398 $    5,698,712 $  77,436,336
                            ============= =============  ============= =============

          Premium Income:
            Life          $      320,456 $   (127,388) $       19,923 $     467,767      4.1%
        insurance
                                 341,837        32,645         34,994       344,186     10.0%
        Accident/health
                            ============= =============  ============= =============
                Total     $      662,293 $    (94,743) $       54,917 $     811,953
                            ============= =============  ============= =============

        December 31, 1996:
          Life insurance in force:
            Individual    $   23,409,823 $   5,246,079 $    3,482,118 $  21,645,862     16.1%
            Group             47,682,237                    1,817,511    49,499,748      3.7%
                            ============= =============  ============= =============
                Total     $   71,092,060 $   5,246,079 $    5,299,629 $  71,145,610
                            ============= =============  ============= =============

          Premium Income:
            Life          $      307,516 $   (111,743) $       19,633 $     438,892      4.2%
        insurance
                                 339,284         7,493         34,242       366,033      9.4%
        Accident/health
                            ============= =============  ============= =============
                Total     $      646,800 $   (104,250) $       53,875 $     804,925
                            ============= =============  ============= =============

5.      NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

        Net investment income is summarized as follows:

                            Years Ended December 31,
                                                      ---------------------------------------------
                                                          1998            1997            1996
                                                      -------------   -------------   -------------
        Investment income:
          Fixed maturities and short-term          $       638,079 $       633,975 $       601,913
        investments
          Mortgage loans on real estate                    110,170         118,274         140,823
          Real estate                                       20,019          20,990           5,292
          Policy loans                                     180,933         194,826         175,746
          Other                                                285              18           1,316
                                                      -------------   -------------   -------------
                                                           949,486         968,083         925,090
        Investment expenses, including interest
        on
          amounts charged by the Parent                     52,126          86,410          90,453
        Corporation
          of $9,891, $9,758, and $11,282
                                                      -------------   -------------   -------------
        Net investment income                      $       897,360 $       881,673 $       834,637
                                                      =============   =============   =============

        Net realized gains (losses) on investments are as follows:

                                                                 Years Ended December 31,
                                                        -------------------------------------------
                                                            1998          1997           1996
                                                        -------------  ------------  --------------
        Realized gains (losses):
          Fixed maturities                            $       38,391 $      15,966 $      (11,624)
          Mortgage loans on real estate                          424         1,081           1,143
          Real estate                                                          363
          Provisions                                           (642)       (7,610)        (10,597)
                                                        =============  ============  ==============
        Net realized gains (losses) on investment     $       38,173 $       9,800 $      (21,078)
                                                        =============  ============  ==============





6.    SUMMARY OF INVESTMENTS

      Fixed maturities owned at December 31, 1998 are summarized as follows:

                                                    Gross         Gross       Estimated
                                   Amortized     Unrealized     Unrealized       Fair       Carrying
                                      Cost          Gains         Losses        Value        Value
                                   -----------   ------------   -----------   -----------  -----------
      Held-to-Maturity:
        U.S. Treasury
      Securities
          and obligations of    $      34,374 $        1,822 $             $      36,196 $     34,374
      U.S.
          Government Agencies
        Collateralized mortgage
          obligations                                                  194
                                       10,135                                      9,941       10,135
        Public utilities              213,256         12,999           460       225,795      213,256
        Corporate bonds             1,809,957         78,854         3,983     1,884,828    1,809,957
        Foreign governments                              782
                                       10,133                                     10,915       10,133
        State and                     121,963          9,298                     131,261      121,963
      municipalities
                                   -----------   ------------   -----------   -----------  -----------
                                $   2,199,818 $      103,755 $     4,637 $     2,298,936 $  2,199,818
                                   ===========   ============   =========     ===========  ===========
       Available-for-Sale:
        U.S. Treasury
      Securities
          and obligations of
      U.S.
          Government Agencies:
            Collateralized
               mortgage
               obligations      $     863,479 $       39,855 $       1,704 $     901,630 $    901,630
            Direct mortgage
      pass-
               through                467,100          4,344           692       470,752      470,752
      certificates
            Other                     191,138          1,765           788       192,115      192,115
        Collateralized mortgage
          obligations                 926,797         16,260         1,949       941,108      941,108
        Public utilities              464,096         14,929            36       478,989      478,989
        Corporate bonds             3,557,209        123,318        17,420     3,663,107    3,663,107
        Foreign governments                            2,732
                                       56,505                                     59,237       59,237
        State and                     226,208          4,588         1,008       229,788      229,788
      municipalities
                                   -----------   ------------   -----------   -----------  -----------
                                $   6,752,532 $      207,791 $      23,597 $   6,936,726 $  6,936,726
                                   ===========   ============   ===========   ===========  ===========

      Fixed maturities owned at December 31, 1997 are summarized as follows:

                                                    Gross         Gross      Estimated
                                   Amortized     Unrealized    Unrealized       Fair       Carrying
                                      Cost          Gains        Losses        Value        Value
                                   -----------   ------------  ------------  -----------  -----------
      Held-to-Maturity:
          U.S. Treasury
            Securities
            and obligations of
      U.S.
            Government Agencies  $             $       1,186 $          25 $            $
                                       25,883                                    27,044       25,883
          Collateralized
      mortgage
             obligations                                 174
                                        5,006                                     5,180        5,006
          Public utilities                            11,214             3      256,605      245,394
                                      245,394
          Corporate bonds           1,668,710         57,036         3,069    1,722,677    1,668,710
          Foreign governments                            659
                                       10,268                                    10,927       10,268
          State and                                    1,588                    129,043      127,455
      municipalities                  127,455
                                   -----------   ------------  ------------  -----------  -----------
                                 $  2,082,716  $      71,857 $       3,097 $  2,151,476 $  2,082,716
                                   ===========   ============  ============  ===========  ===========


                                                     Gross         Gross       Estimated
                                     Amortized     Unrealized    Unrealized       Fair       Carrying
                                       Cost          Gains         Losses        Value        Value
                                    ------------   -----------   -----------   -----------  -----------
      Available-for-Sale:
        U.S. Treasury Securities
          and obligations of
      U.S.
          Government Agencies:
            Collateralized
      mortgage
               obligations       $              $     17,339  $        310  $     670,004 $    670,004
                                      652,975

           Direct mortgage
      pass-
               through                                 7,911         2,668        922,459      922,459
      certificates                    917,216
            Other                                      1,794           244        298,887      298,887
                                      297,337

        Collateralized mortgage
           obligations                                19,494         1,453        700,199      700,199
                                      682,158

        Public utilities                               8,716         1,320        556,831      556,831
                                      549,435

        Corporate bonds               3,265,039      107,740         4,350      3,368,429    3,368,429

        Foreign governments                            4,115            60        135,641      135,641
                                      131,586

        State and municipalities                         503                       46,179       46,179
                                       45,676
                                    ------------   -----------   -----------   -----------  -----------
                                 $    6,541,422 $    167,612  $     10,405  $   6,698,629 $  6,698,629
                                    ============   ===========   ===========   ===========  ===========

      The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

      See Note 8 for additional information on policies regarding estimated fair value of fixed maturities.

      The amortized cost and estimated fair value of fixed maturity investments at December 31, 1998, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                              Held-to-Maturity               Available-for-Sale
                        ------------------------------  --------- --------------
                         Amortized      Estimated     Amortized     Estimated
                           Cost        Fair Value       Cost       Fair Value
                        ------------- -------------- ------------ --------------
Due in one year or less     316,174        321,228       235,842       252,067
Due after one year
  through five years        925,016        961,592     1,279,123     1,309,202
Due after five years
  through ten years         675,444        722,685       769,278       803,498
Due after ten years         130,480        138,119       449,273       457,785
Mortgage-backed
  securities                 10,135          9,941     2,257,376     2,313,490
Asset-backed securities     142,569        145,371     1,761,640     1,800,684
                        ============= ============== ============= =============
                          2,199,818      2,298,936     6,752,532     6,936,726
                        ============= ============== ============= =============

      Proceeds from sales of securities available-for-sale were $6,169,678, $3,174,246, and $3,569,608 during 1998, 1997, and 1996, respectively. The realized gains on such sales totaled $41,136, $20,543, and $24,919 for 1998, 1997, and 1996, respectively. The realized losses totaled $8,643, $10,643, and $40,748 for 1998, 1997, and 1996, respectively. During the years 1998, 1997, and 1996 held-to-maturity securities with an amortized cost of $9,920, $0, and $0 were sold due to credit deterioration with insignificant gains and losses.

      At December 31, 1998 and 1997, pursuant to fully collateralized securities lending arrangements, the Company had loaned $115,168 and $162,817 of fixed maturities, respectively.

      The Company engages in hedging activities to manage interest rate and exchange risk. The following table summarizes the 1998 financial hedge instruments:

                                  Notional            Strike/Swap
     December 31, 1998             Amount                 Rate                   Maturity
     ------------------------   --------------  -------------------------  ---------------------

     Interest Rate Floor     $      100,000          4.50% (LIBOR)                11/99
     Interest Rate Caps           1,070,000       6.75% - 11.82% (CMT)        12/99 - 10/03
     Interest Rate Swaps            242,451          4.95% - 9.35%            08/99 - 02/03
     Foreign Currency
       Exchange Contracts            34,123               N/A                 05/99 - 07/06
     Equity Swap                     95,652              4.00%                    12/99

     The following table summarizes the 1997 financial hedge instruments:

                                  Notional            Strike/Swap
     December 31, 1997             Amount                Rate                    Maturity
     ------------------------   -------------- --------------------------  ---------------------

     Interest Rate Floor     $      100,000          4.5% (LIBOR)                  1999
     Interest Rate Caps             565,000      6.75% - 11.82% (CMT)          1999 - 2002
     Interest Rate Swaps            212,139          6.20% - 9.35%            01/98 - 02/03
     Foreign Currency
       Exchange Contracts            57,168               N/A                 09/98 - 07/06
     Equity Swap                    100,000              5.64%                    12/98

      LIBOR - London Interbank Offered Rate
      CMT - Constant Maturity Treasury Rate

      The Company has established specific investment guidelines designed to emphasize a diversified and geographically dispersed portfolio of mortgages collateralized by commercial and industrial properties located in the United States. The Company's policy is to obtain collateral sufficient to provide loan-to-value ratios of not greater than 75% at the inception of the mortgages. At December 31, 1998, approximately 33% of the Company's mortgage loans were collateralized by real estate located in California.

      The following represents impairments and other information with respect to impaired loans:

                                                                      1998             1997
                                                                 ---------------   -------------

      Loans with related allowance for credit losses of
        $2,492 and $2,493                                     $        13,192   $       13,193
      Loans with no related allowance for credit losses                10,420           20,013
      Average balance of impaired loans during the year                31,193           37,890
      Interest income recognized (while impaired)                       2,308            2,428
      Interest income received and recorded (while impaired)
        using the cash basis method of recognition                      2,309            2,484

      As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms that are not impaired, aggregated $52,913 and $64,406 at December 31, 1998 and 1997, respectively.

      The following table presents changes in allowance for credit losses:

                                      1998          1997         1996
                                 ------------- ------------- --------------

     Balance, beginning of year      67,242        65,242         63,994
     Provision for loan losses          642         4,521          4,470
     Chargeoffs                        (787)       (2,521)        (3,468)
     Recoveries                         145                          246
                                 ============= ============= ==============
     Balance, end of year            67,242        67,242         65,242
                                 ============= ============= ==============

7.    COMMERCIAL PAPER

      The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit. At December 31, 1998, commercial paper outstanding had maturities ranging from 69 to 118 days and interest rates ranging from 5.10% to 5.22%. At December 31, 1997, maturities ranged from 41 to 99 days and interest rates ranged from 5.6% to 5.8%.

8.    ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                               December 31,
                                         ----------------------------------------------------------
                                                    1998                          1997
                                         ----------------------------  ----------------------------
                                          Carrying       Estimated       Carrying      Estimated
                                           Amount        Fair Value       Amount       Fair Value
                                         ------------   -------------  -------------  -------------
      ASSETS:
         Fixed maturities and
           short-term investments     $    9,556,713 $   9,655,831   $   9,180,476  $  9,249,235
         Mortgage loans on real
           estate                          1,133,468     1,160,568       1,235,594     1,261,949
         Policy loans                      2,858,673     2,858,673       2,657,116     2,657,116
         Common stock                         48,640        48,640          39,021        39,021

      LIABILITIES:
         Annuity contract reserves
           without life contingencies      4,908,964     4,928,800       5,346,516     5,373,818
         Policyholders' funds                181,779       181,779         165,106       165,106
         Due to Parent Corporation            52,877        52,877         126,656       124,776
         Repurchase agreements               244,258       244,258         325,538       325,538
         Commercial paper                     39,731        39,731          54,058        54,058

      HEDGE CONTRACTS:
         Interest rate floor                      17            17              25            25
         Interest rate caps                      971           971             130           130
         Interest rate swaps                   6,125         6,125           4,265         4,265
         Foreign currency exchange
           contracts                             689           689           3,381         3,381
         Equity swap                          (8,150)       (8,150)            856           856

      The estimated fair value of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is necessarily required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

      The estimated fair value of fixed maturities that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilized discounted cash flows calculated at current market rates on investments of similar quality and term.

      Mortgage loans fair value estimates generally are based on a discounted cash flow basis. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

      Policy loans accrue interest generally at variable rates with no fixed maturity dates and, therefore, estimated fair value approximates carrying value.

      The fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts, utilizing current crediting rates for similar products.

      The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

      The estimated fair value of due to Parent Corporation is based on discounted cash flows at current market spread rates on high quality investments.

      The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

      The estimated fair value of financial hedge instruments, all of which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in the net gain position for interest rates swaps are $0 of unrealized losses in 1998 and 1997. Included in the net gain position for foreign currency exchange contracts are $932 and $0 of loss exposures in 1998 and 1997, respectively.

9.    EMPLOYEE BENEFIT PLANS

      Effective January 1, 1997, all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. See Note 3 for further discussion.

      The Company's Parent had previously accounted for the pension plan under the Canadian Institute of Chartered Accountants (CICA) guidelines and had recorded a prepaid pension asset of $19,091. As U.S. generally accepted accounting principles do not materially differ from these CICA guidelines and the transfer was between related parties, the prepaid pension asset was transferred at carrying value. As a result, the Company recorded the following effective January 1, 1997:

      Prepaid pension cost   19,091      Undistributed earnings on     3,608
                                           participating business
                                         Stockholder's equity         15,483
                           ------------                            -----------
                             19,091                                   19,091

      The following table summarizes changes from 1997 to 1998 and from 1996 to 1997, in the benefit obligations and in plan assets for the Company's defined benefit pension plan and post-retirement medical plan. There is no additional minimum pension liability required to be recognized. There were no amendments to the plans due to the acquisition of AH&L.



                                                                            Post-Retirement
                                                 Pension Benefits            Medical Plan
                                             -------------------------  ------------------------
                                                1998         1997          1998         1997
                                             -----------  ------------  -----------  -----------
      Change in benefit obligation
      Benefit obligation at beginning of   $   115,057  $   96,417    $    19,454  $    16,160
      year
      Service cost                               6,834       5,491          1,365        1,158
      Interest cost                              7,927       7,103          1,341        1,191
      Actuarial gain (loss)                      5,117       9,470         (1,613)       1,500
      Benefits paid                             (3,630)     (3,424)          (603)        (555)
                                             -----------  ------------  -----------  -----------
      Benefit obligation at end of year        131,305     115,057         19,944       19,454
                                             -----------  ------------  -----------  -----------

      Change in plan assets
      Fair value of plan assets at
        beginning of year                      162,879     138,221
      Actual return on plan assets              23,887      28,082
      Benefits paid                             (3,630)     (3,424)
                                             -----------  ------------  -----------  -----------
      Fair value of plan assets at end of
        year                                   183,136     162,879
                                             -----------  ------------  -----------  -----------

      Funded status                             51,831      47,822        (19,944)     (19,454)
      Unrecognized net actuarial loss          (11,405)     (6,326)          (113)       1,500
      Unrecognized net obligation or
      (asset)
        at transition                          (19,684)    (21,198)        14,544       15,352
                                             ===========  ============  ===========  ===========
      Prepaid (accrued) benefit cost       $    20,742  $   20,298    $    (5,513) $    (2,602)
                                             ===========  ============  ===========  ===========

      Weighted-average assumptions as of
      December 31
      Discount rate                             6.50%         7.00%          6.50%        7.00%
      Expected return on plan assets            8.50%         8.50%          8.50%        8.50%
      Rate of compensation increase             4.00%         4.50%          4.00%        4.50%

      Components of net periodic
      benefit cost
      Service cost                         $     6,834  $     5,491   $      1,365 $      1,158
      Interest cost                              7,927        7,103          1,341        1,191
      Expected return on plan assets           (13,691)     (12,286)
      Amortization of transition                (1,514)      (1,514)           808          808
      obligation
                                             -----------   -----------   ----------   ----------
                                             ===========   ===========   ==========   ==========
      Net periodic (benefit) cost          $      (444) $    (1,206)  $      3,514 $      3,157
                                             ===========   ===========   ==========   ==========

      The Company-sponsored post-retirement medical plan (medical plan) provides health benefits to employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy will be to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                  1-Percentage    1-Percentage
                                                     Point           Point
                                                    Increase        Decrease
                                                 -------------- ----------------
   Effect on total of service and interest cost
     on components                                        649           1,140
   Effect on post-retirement benefit obligation         4,129           3,098

      The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions. Company contributions for the years ended December 31, 1998 and 1997 totaled $3,915 and $3,475, respectively.

      The Company has a deferred compensation plan providing key executives with the opportunity to participate in an unfunded, deferred compensation program. Under the program, participants may defer base compensation and bonuses, and earn interest on their deferred amounts. The program is not qualified under Section 401 of the Internal Revenue Code. The total of participant deferrals, which is reflected in other liabilities, was $16,102 and $13,952 at December 31, 1998 and 1997, respectively. The participant deferrals earn interest at a rate based on the average 10-year composite government securities rate plus 1.5%. The interest expense related to this plan was $1,185 and $1,019 in 1998 and 1997, respectively.

      The Company also provides a supplemental executive retirement plan (SERP) to certain key executives. This plan provides key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The incremental expense for this plan for 1998 and 1997 was $2,840 and $2,531, respectively. The total liability of $9,349 and $6,509 as of December 31, 1998 and 1997 is included in other liabilities.

10.   FEDERAL INCOME TAXES

      The following is a reconciliation between the federal income tax rate and the Company's effective rate after giving effect to the reclassifications discussed below:

                                               1998         1997        1996
                                            -----------  -----------  ---------
      Federal tax rate                           35.0  %     35.0   %     35.0 %
      Change in tax rate resulting from:
        Settlement of Parent tax exposures                  (20.2)       (18.9)
        Provision for contingencies                           7.7          3.4
        Prior year tax adjustment                (1.5)        0.5         (1.4)
        Other, net                               (0.1)        0.9          0.3
                                            ===========  ===========  =========
      Total                                      33.4  %     23.9   %     18.4 %
                                            ===========  ===========  =========

      The Company's income tax provision was favorably impacted in 1997 and 1996 by releases of contingent liabilities relating to taxes of the Parent Corporation's U.S. branch associated with blocks of business that were transferred from the Parent Corporation's U.S. branch to the Company from 1989 to 1993; the Company had agreed to the transfer of these tax liabilities as part of the transfer of this business. The releases recorded in 1997 and 1996 reflected the resolution of certain tax issues with the Internal Revenue Service (IRS) relating to the 1990-1991 and 1988-1989 audit years, respectively. The releases totaled $42,150 for 1997 and $31,200 for 1996; however, $15,100 of the release in 1997 was attributable to participating policyholders and therefore had no effect on the net income of the Company since that amount was credited to the provision for policyholders' share of earnings (losses).

      The 1997 and 1996 releases were recorded in revenues in the Company's prior financial statements, but have been reclassified in the accompanying consolidated financial statements as a component of the current income tax provisions for those years.

      In addition to these releases of contingent tax liabilities, the Company's income tax provisions for 1997 and 1996 also reflect increases for other contingent items relating to open tax years where the Company determined it was probable that additional taxes could be owed based on changes in facts and circumstances. The increase in 1997 was $16,000, of which $10,100 was attributable to participating policyholders and therefore had no effect on the net income of the Company. The increase in 1996 was $5,600. These increases in contingent tax liabilities have been reflected as a component of the deferred income tax provisions for 1997 and 1996 as the Company does not expect near term resolution of these contingencies.

      Excluding the effect of the 1997 and 1996 tax items discussed above, the effective tax rates for 1997 and 1996 were 34.1% and 33.9%, respectively.

      Temporary differences which give rise to the deferred tax assets and liabilities as of December 31, 1998 and 1997 are as follows:

                                                     1998                         1997
                                          ---------------------------   -------------------------
                                            Deferred     Deferred      Deferred      Deferred
                                              Tax           Tax           Tax          Tax
                                             Asset       Liability       Asset      Liability
                                          ------------- ------------  ------------  -----------
       Policyholder reserves                  143,244                   159,767
       Deferred policy acquisition costs                    39,933                     47,463
       Deferred acquisition cost proxy
         tax                                  100,387                    79,954
       Investment assets                                    19,870                      5,574
       Net operating loss carryforwards         2,867                     9,427
       Other                                    6,566                     1,279
                                          ------------- ------------  ------------  -----------
               Subtotal                       253,064       59,803      250,427        53,037
       Valuation allowance                     (1,778)                   (3,570)
                                          ============= ============  ============  ===========
               Total Deferred Taxes           251,286       59,803      246,857        53,037
                                          ============= ============  ============  ===========

      Amounts included in investment assets above include $34,556 and $30,085 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 1998 and 1997, respectively.

      The Company files a separate tax return and, therefore, losses incurred by subsidiaries cannot be offset against operating income of the Company. At December 31, 1998, the Company's subsidiaries had approximately $8,193 of net operating loss carryforwards, expiring through the year 2011. The tax benefit of subsidiaries' net operating loss carryforwards, net of a valuation allowance of $0 and $1,809 are included in the deferred tax assets at December 31, 1998 and 1997, respectively.

      The Company's valuation allowance was increased (decreased) in 1998, 1997, and 1996 by $(1,792), $34, and $1,463, respectively, as a result of the re-evaluation by management of future estimated taxable income in its subsidiaries.

      Under pre-1984 life insurance company income tax laws, a portion of life insurance company gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions, which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.



11.   COMPREHENSIVE INCOME

      Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130 "Reporting Comprehensive Income". This Statement establishes new rules for reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's net income or stockholders' equity. This Statement requires unrealized gains or losses on the Company's available-for-sale securities and related offsets for reserves and deferred policy acquisition costs, which prior to adoption were reported separately in stockholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of Statement No. 130.

      Other comprehensive income at December 31, 1998 is summarized as follows:

                                                  Before-Tax       Tax (Expense)    Net-of-Tax
                                                    Amount          or Benefit        Amount
                                                 --------------   ------------------------------
      Unrealized gains on available-for-sale securities:
         Unrealized holding gains arising
      during
            the period                        $       39,430   $      (13,800)    $      25,630
         Less:  reclassification adjustment
      for
            (gains) losses realized in net           (14,350)           5,022            (9,328)
      income
                                                 --------------   ----------------  ------------
         Net unrealized gains                         25,080           (8,778)           16,302
       Reserve and  DAC adjustment                   (11,614)           4,065            (7,549)
                                                 --------------   ----------------  ------------
                                                 ==============   ================  ============
      Other comprehensive income              $       13,466   $       (4,713)    $       8,753
                                                 ==============   ================  ============

      Other comprehensive income at December 31, 1997 is summarized as follows:

                                                  Before-Tax       Tax (Expense)     Net-of-Tax
                                                    Amount          or Benefit         Amount
                                                 --------------   ----------------  --------------
      Unrealized gains on available-for-sale securities:
         Unrealized holding gains arising
      during
            the period                        $       80,821   $      (28,313)    $      52,508
         Less:  reclassification adjustment
      for
            (gains) losses realized in net             2,012             (704)            1,308
      income
                                                 --------------   ----------------  --------------
         Net unrealized gains                         82,833          (29,017)           53,816
      Reserve and  DAC adjustment                    (24,554)           8,594           (15,960)
                                                 ==============   ================  ==============
      Other comprehensive income              $       58,279   $      (20,423)    $      37,856
                                                 ==============   ================  ==============

      Other comprehensive loss at December 31, 1996 is summarized as follows:

                                                  Before-Tax       Tax (Expense)     Net-of-Tax
                                                    Amount          or Benefit         Amount
                                                 --------------   ----------------  --------------
      Unrealized gains on available-for-sale securities:
         Unrealized holding gains (losses)
            arising during the period         $     (125,559)  $       43,971     $     (81,588)
         Less:  reclassification adjustment
      for
            (gains) losses realized in net            19,381           (6,783)           12,598
      income
                                                 --------------   ----------------  --------------
         Net unrealized gains (losses)              (106,178)          37,188           (68,990)
                                                                                    --------------
      Reserve and  DAC adjustment                     38,736          (13,558)           25,178
                                                 ==============   ================  ==============
      Other comprehensive loss                $      (67,442)  $       23,630     $     (43,812)
                                                 ==============   ================  ==============






12.   STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS, AND OTHER MATTERS

      Effective September 30, 1998, the Company purchased all of its outstanding series of preferred stock, which were owned by the Parent Corporation, for $121,800.

      The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                     1998             1997            1996
                                ---------------   -------------   -------------
                                 (Unaudited)
      Net income                   225,863     $     181,312   $      180,634
      Capital and surplus          727,124           759,429          713,324

      The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado are subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net gains from operations at December 31, 1998 were $727,124 and $225,586 (unaudited), respectively. The Company should be able to pay up to $225,586 (unaudited) of dividends in 1999.

      Dividends of $6,692, $8,854, and $8,587 were paid on preferred stock in 1998, 1997, and 1996, respectively. In addition, dividends of $73,344, $62,540, and $48,083 were paid on common stock in 1998, 1997, and 1996, respectively. Dividends are paid as determined by the Board of Directors.

      The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

13.   STOCK OPTIONS

      The Company is an indirect subsidiary of Great-West Lifeco Inc. (Lifeco). Lifeco has a stock option plan (the Lifeco plan) that provides for the granting of options for common shares of Lifeco to certain officers and employees of Lifeco and its subsidiaries, including the Company. Options may be awarded at no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options, unless otherwise determined by a committee that administers the Lifeco plan. As of December 31, 1998, 1997 and 1996, stock available for award under the Lifeco plan aggregated 1,424,400, 3,440,000 and 6,244,000 shares.

      The plan provides for the granting of options with varying terms and vesting requirements. The basic options under the plan become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Options granted in 1997 and 1998 totaling 1,832,000 and 278,000, respectively, become exercisable if certain long-term cumulative financial targets are attained. If exercisable, the exercise period runs from April 1, 2002 to June 26, 2007. Additional options granted in 1998 totaling 380,000 become exercisable if certain sales or financial targets are attained. During 1998, 30,000 of these options vested and accordingly, the Company recognized compensation expense of $116. If exercisable, the exercise period runs from the date that the particular options become exercisable until January 27, 2008.

      The following table summarizes the status of, and changes in, Lifeco options outstanding and the weighted-average exercise price (WAEP) for the years ended December 31. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:




                                        1998                    1997                    1996
                                ----------------------  ----------------------  ----------------------
                                  Options      WAEP      Options       WAEP      Options       WAEP
                                ------------  --------  -----------   --------  -----------  ---------
       Outstanding, Jan. 1,      5,736,000  $    7.71   4,104,000  $    6.22            0  $    .00
         Granted                   988,000      13.90   1,932,000      10.82    4,104,000      6.62
         Exercised                  99,176       6.33      16,000       5.95            0       .00
         Expired or canceled        80,000      13.05     284,000       6.12            0       .00
                                ============  ========  ===========   ========  ===========  =========
       Outstanding, Dec. 31,     6,544,824       8.07   5,736,000       7.71    4,104,000      6.22
                                ============  ========  ===========   ========  ===========  =========

       Options exercisable
         at year-end             1,652,424  $    5.72     760,800  $    5.96            0  $    .00
                                ============  ========  ===========   ========  ===========  =========

       Weighted average fair
       value of options
       granted during year    $    1.18               $   2.65                $   4.46
                                ============            ===========             ===========

      The  following   table   summarizes  the  range  of  exercise  prices  for
      outstanding Lifeco common stock options at December 31, 1998:

                                          Outstanding                         Exercisable
                            ----------------------------------------  ----------------------------
                                                          Average                       Average
            Exercise                         Average      Exercise                     Exercise
          Price Range          Options        Life         Price        Options          Price
       -------------------  --------------  ----------   -----------  -------------   ------------
       $  5.54 - $  7.36      3,804,824        7.62   $      5.61       1,622,424  $     5.58
       $10.61 - $13.23        2,740,000        8.70   $     11.48          30,000  $    13.23

      Of the exercisable Lifeco options, 1,622,424 relate to basic option grants and 30,000 relate to variable grants.

      Power Financial Corporation (PFC), which is the parent corporation of Lifeco, has a stock option plan (the PFC plan) that provides for the granting of options for common shares of PFC to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in April 1996, certain officers of the Company participated in the PFC plan. Under the PFC plan, options may be awarded at no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options, unless otherwise determined by a committee that administers the PFC plan. As of December 31, 1998, 1997 and 1996, stock available for award under the PFC plan aggregated 4,400,800, 4,400,800 and 5,440,800 shares.

      Options granted to officers of the Company under the PFC plan become exercisable twenty percent per year commencing on the date of the grant and expire ten years from the date of grant.

      The following table summarizes the status of, and changes in, PFC options outstanding and the weighted-average exercise price (WAEP) for the years ended December 31. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                      1998                   1997                    1996
                              ---------------------- ----------------------  ---------------------
                               Options       WAEP     Options       WAEP      Options      WAEP
                              -----------  --------- -----------   --------  -----------  --------
      Outstanding, Jan. 1,     1,076,000 $    3.05   1,329,200  $    3.14    1,436,000  $   3.17
        Exercised                720,946      3.60     253,200       2.68      106,800      2.95
                              ===========  ========= ===========   ========  ===========  ========
      Outstanding, Dec. 31,      355,054      2.89   1,076,000       3.05    1,329,200      3.14
                              ===========  ========= ===========   ========  ===========  ========

      Options exercisable
        at year-end              355,054 $    2.89   1,076,000  $    3.05    1,301,200  $   3.15
                              ===========  ========= ===========   ========  ===========  ========


      As of December 31, 1998, the PFC options outstanding have exercise prices between $2.25 and $3.44 and a weighted-average remaining contractual life of 2.99 years.

      The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB No. 25, "Accounting for Stock Issued to Employees", under which compensation expenses for stock options are generally not recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock option plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net income, would have been reduced by $727, $608, and $257, in 1998, 1997, and 1996, respectively. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumption used for those options granted in 1998, 1997, and 1996, respectively: dividend yield of 3.00%, expected volatility of 34.05%, 24.04%, and 15.61%, risk-free interest rates of 4.79%, 4.72%, and 4.67%, and expected lives of 7.5 years.

14.   SEGMENT INFORMATION

      The Company has two reportable segments: Employee Benefits and Financial Services. The Employee Benefits segment markets group life and health and 401(k) products to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers and individuals and offers life insurance products to individuals and businesses.

      The accounting policies of the segments are the same as those described in
      Note 1. The Company evaluates performance based on profit or loss from operations after income taxes.

      The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

      The Company's operations are not materially dependent on one or a few customers, brokers or agents.

      Summarized segment financial information for the year ended and as of December 31 was as follows:

      Year ended December 31, 1998

      Operations:

                                                   Employee         Financial         Total
                                                   Benefits         Services           U.S.
                                                 --------------   --------------   -------------
       Revenue:
          Premium income                       $     746,898   $      247,965   $      994,863
          Fee income                                 444,649           71,403          516,052
          Net investment income                       95,118          802,242          897,360
          Realized investment gains (losses)           8,145           30,028           38,173
                                                 --------------   --------------   -------------
       Total revenue                               1,294,810        1,151,638        2,446,448
       Benefits and Expenses:
          Benefits                                   590,058          872,411        1,462,469
          Operating expenses                         546,959          141,269          688,228
                                                 --------------   --------------   -------------
       Total benefits and expenses                 1,137,017        1,013,680        2,150,697

       Net operating income before income
          taxes                                      157,793          137,958          295,751
       Income taxes                                   50,678           48,158           98,836
                                                 ==============   ==============   =============
       Net income                              $     107,115   $       89,800   $      196,915
                                                 ==============   ==============   =============

       Assets:

                                                   Employee        Financial          Total
                                                   Benefits        Services           U.S.
                                                ---------------  --------------   --------------
       Investment assets                      $   1,434,691    $  12,235,845   $   13,670,536
       Separate account assets                    5,704,313        4,395,230       10,099,543
       Other assets                                 567,126          785,940        1,353,066
                                                ===============  ==============   ==============
       Total assets                           $   7,706,130    $  17,417,015   $   25,123,145
                                                ===============  ==============   ==============

      Year ended December 31, 1997

      Operations:
                                                    Employee        Financial         Total
                                                    Benefits         Services          U.S.
                                                  --------------   -------------   -------------
       Revenue:
          Premium income                       $      465,143   $      368,036  $      833,179
          Fee income                                  358,005           62,725         420,730
          Net investment income                       100,067          781,606         881,673
          Realized investment gains (losses)            3,059            6,741           9,800
                                                  --------------   -------------   -------------
       Total revenue                                  926,274        1,219,108       2,145,382
       Benefits and Expenses:
          Benefits                                    371,333        1,013,717       1,385,050
          Operating expenses                          427,969          123,756         551,725
                                                  --------------   -------------   -------------
       Total benefits and expenses                    799,302        1,137,473       1,936,775

       Net operating income before income
          taxes                                       126,972           81,635         208,607
       Income taxes                                    28,726           21,121          49,847
                                                                                   -------------
                                                  ==============   =============
       Net income                              $       98,246   $       60,514  $      158,760
                                                  ==============   =============

===============================================================================================================
        Assets:

                                                  Employee         Financial          Total
                                                  Benefits         Services           U.S.
                                               ---------------   --------------   --------------
       Investment assets                     $   1,346,944    $   11,859,038   $   13,205,982
       Separate account assets                   4,533,516         3,313,935        7,847,451
       Other assets                                355,764           668,518        1,024,282
                                               ===============   ==============   ==============
       Total assets                          $   6,236,224    $   15,841,491   $   22,077,715
                                               ===============   ==============   ==============

      Year ended December 31, 1996

      Operations:
                                                   Employee         Financial         Total
                                                   Benefits         Services           U.S.
                                                ---------------   --------------   -------------
       Revenue:
          Premium income                      $     486,565    $      342,884   $      829,449
          Fee income                                321,074            26,445          347,519
          Net investment income                      87,511           747,126          834,637
          Realized investment gains (losses)         (2,661)          (18,417)         (21,078)
                                                ---------------   --------------   -------------
       Total revenue                                892,489         1,098,038        1,990,527
       Benefits and Expenses:
          Benefits                                  406,143           949,821        1,355,964
          Operating expenses                        368,258           101,358          469,616
                                                ---------------   --------------   -------------
       Total benefits and expenses                  774,401         1,051,179        1,825,580

       Net operating income before income
          taxes                                     118,088            46,859          164,947
       Income taxes                                  22,874             7,498           30,372
                                                ===============   ==============   =============
       Net income                             $      95,214    $       39,361   $      134,575
                                                ===============   ==============   =============


       The following table, which summarizes premium and fee income by segment, represents supplemental information:

                                                      1998              1997             1996
                                                  -------------     -------------    -------------
        Premium Income
        Employee Benefits
             Group Life & Health                $  746,898        $   465,143      $   486,565
                                                  -------------     -------------    -------------
                Total Employee Benefits            746,898            465,143          486,565
                                                  -------------     -------------    -------------
        Financial Services
             Savings                                16,765             22,634           26,655
             Individual Insurance                  231,200            345,402          316,229
                                                  -------------     -------------    -------------
                Total Financial Services           247,965            368,036          342,884
                                                  -------------     -------------    -------------
             Premium income                     $  994,863        $   833,179      $   829,449
                                                  =============     =============    =============
        Fee Income
        Employee Benefits
             Group Life & Health                $  366,805        $   305,302      $   276,688
             401(k)                                 77,844             52,703           44,386
                                                  -------------     -------------    -------------
                                                  -------------     -------------    -------------
                Total Employee Benefits            444,649            358,005          321,074
                                                  -------------     -------------    -------------
                                                  -------------     -------------    -------------
         Financial Services
             Savings                                71,403             62,725           26,445
                                                  -------------     -------------    -------------
                Total Financial Services            71,403             62,725           26,445
                                                  -------------     -------------    -------------
                                                  =============     =============    =============
             Fee income                         $  516,052        $   420,730      $   347,519
                                                  =============     =============    =============


-----------------------------------------------------------

Back Cover
The Securities and Exchange Commission maintains an Internet web site (http://www.sec.gov) that contains additional information about Great-West Life & Annuity Insurance Company, the Contract and the Series Account which may be of interest to you. The web site also contains additional information about the Portfolios.

                                            PART B

                                  INFORMATION REQUIRED IN A
                              STATEMENT OF ADDITIONAL INFORMATION

                               VARIABLE ANNUITY-1 SERIES ACCOUNT



                                        Contracts Under
                                  Flexible Premium Deferred
                       Combination Variable and Fixed Annuity Contracts


                                           issued by


                          Great-West Life & Annuity Insurance Company
                                     8515 E. Orchard Road
                                   Englewood, Colorado 80111
               Telephone:    (800) 468-8661 (Outside Colorado)
                                   (800) 547-4957 (Colorado)





                              STATEMENT OF ADDITIONAL INFORMATION





        This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus, dated May 1, 1999, which is available without charge by contacting the Schwab Insurance & Annuity Service Center, P.O. Box 7666, San Francisco, California 94120-9420 or at 1-800-838-0650.

                                         May 1, 1999

                                       TABLE OF CONTENTS


                                                                           Page

GENERAL INFORMATION........................................................................B-3
GREAT-WEST LIFE & ANNUITY
  AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT................................................B-3
CALCULATION OF ANNUITY PAYMENTS............................................................B-3
POSTPONEMENT OF PAYMENTS...................................................................B-4
SERVICES...................................................................................B-4
        - Safekeeping of Series Account Assets.............................................B-4
        - Experts..........................................................................B-4
        - Principal Underwriter............................................................B-5
WITHHOLDING................................................................................B-5
CALCULATION OF PERFORMANCE DATA............................................................B-6
FINANCIAL STATEMENTS.......................................................................B-7

                                      GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                           AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT


Great-West Life & Annuity Insurance Company (the "Company"), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. The Company is an indirect wholly-owned subsidiary of The Great-West Life Assurance Company, a stock life insurance company incorporated under the laws of Canada. The Great-West Life Assurance Company is in turn owned 99.5% by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is owned 81.1% by Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.


        The assets allocated to the Series Account are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account

        Best's Insurance Reports has assigned the Company its highest financial strength and operating performance rating of A++. Duff & Phelps Corporation has assigned the Company their highest claims paying ability rating of AAA. Standard & Poor's Corporation has assigned the Company its second highest rating of AA+ for claims paying ability. Moody's Investors Service has assigned the Company an insurance and financial strength rating of Aa2.

                                CALCULATION OF ANNUITY PAYMENTS

        A.     Fixed Annuity Options

               The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by the Company. On the Payment Commencement Date, the Annuity Account Value held in the Fixed Sub-Account(s), with a Market Value Adjustment, if applicable, less Premium Tax, if any, is computed and that portion of the Annuity Account Value which will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

        B.     Variable Annuity Options

               To the extent a variable annuity option has been selected, the Company converts the Accumulation Units for each of Sub-Account held by you into Annuity Units at their values determined as of the end of the Valuation Period which contains the Payment Commencement Date. The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payment by the Annuity Unit Value on the fifth Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Sub-Account remains fixed during the annuity payment period.

               The first payment under a variable annuity payment option will be based on the value of each Sub-Account on the fifth Valuation Date preceding the Payment Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the Payment Option. Payments after the first will vary depending upon the investment experience of the Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each Variable Annuity Payment will be the sum of the Variable Annuity Payments for each Sub-Account.

                                   POSTPONEMENT OF PAYMENTS

               With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by the Schwab Insurance & Annuity Service Center. However, the determination, application or payment of any death benefit, Transfer, full surrender, partial withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for the Company to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

                                           SERVICES

        A.     Safekeeping of Series Account Assets

               The assets of Variable Annuity-1 Series Account (the "Series Account") are held by Great-West Life & Annuity Insurance Company ("GWL&A"). The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the underlying funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), which covers all officers and employees of GWL&A.

        B.     Experts

               The accounting firm of Deloitte & Touche LLP performs certain accounting and auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.


               The consolidated financial statements of GWL&A at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in the prospectus and the financial statements of Variable Annuity-1 Series Account for the years ended December 31, 1998 and 1997 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports appearing therein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


        C.     Principal Underwriter

     The offering of the Contracts is made on a continuous basis by Charles Schwab & Co., Inc. ("Schwab"). Schwab is a California corporation and is a member of the National Association of Securities Dealers ("NASD"). The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age ninety.

                                          WITHHOLDING

               Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

               Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

                                CALCULATION OF PERFORMANCE DATA

A.      Yield and Effective Yield Quotations for the Money Market Sub-Account

        The yield quotation for the Money Market Sub-Account will be for the seven-day period and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

        The effective yield quotation for the Money Market Sub-Account will be for the seven-day period and is carried to the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                      EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)365/7]-1.

        For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Participant accounts in proportion to the length of the base period, and for any fees that vary with the size of the account, the account size is assumed to be the Money Market Sub-Account's mean account size. The specific percentage applicable to a particular withdrawal would depend on a number of factors including the length of time the Contract Owner has participated under the Contracts. (See "Charges and Deductions" in the Prospectus.) No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Sub-Account and the Fund are excluded from the calculation of yield.


B. Total Return and Yield Quotations for All Sub-Accounts (Other than Money Market)

        The total return quotations for all Sub-Accounts, other than the Money Market, will be average annual total return quotations for the one-year period. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n = ERV

        Where:        P =    a hypothetical initial payment of $1,000
                      T =    average annual total return
                      N =    number of years
                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

For purposes of the total return quotations for these Sub-Accounts, the calculations take into effect all fees that are charged to the Contract Value , and for any fees that vary with the size of the account, the account size is assumed to be the respective Sub-Accounts' mean account size. The calculations also assume a complete redemption as of the end of the particular period.

        The yield quotations for these Sub-Accounts set forth in the Prospectus are based on the thirty-day period ended on December 31, 1998, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                                  YIELD = 2[((a-b)cd +1)6 -1]

        Where:        a =    net   investment   income   earned   during  the  period  by  the
                             corresponding  portfolio  of  the  Fund  attributable  to  shares owned by the Sub-Account.
                      b =    expenses accrued for the period (net of reimbursements).
                      c =    the  average  daily  number  of  Accumulation  Units  outstanding during the period.
                      d      = the maximum offering price per Accumulation  Unit
                             on the last day of the period.


For purposes of the yield quotations for these Sub-Accounts, the calculations take into effect all fees that are charged to the Contract Value, and for any fees that vary with the size of the account, the account size is assumed to be the respective Sub-Accounts' mean account size.

                                     FINANCIAL STATEMENTS

        The consolidated financial statements of GWL&A as contained in the prospectus should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.

                               VARIABLE ANNUITY-1 SERIES ACCOUNT

                                     Financial Statements

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Contract Owners of
Variable Annuity-1 Series Account of
   Great-West Life & Annuity Insurance Company

We have audited the accompanying statement of assets and liabilities of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (the "Series Account") as of December 31, 1998, and the related statements of operations for the year then ended, by investment division, and the statements of changes in net assets, by investment division, for each of the two years in the period then ended. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 1998, the results of its operations for the year then ended, by investment division, and the changes in its net assets for each of the two years in the period then ended, by investment division, in conformity with generally accepted accounting principles.





March 25, 1999

VARIABLE ANNUITY - 1 SERIES ACCOUNT OF
GREAT - WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in the underlying funds:                                                    Shares         Cost             Value

Alger American Fund                     American Growth Portfolio                                     $ 21,251,835      $24,435,257
                                                                                          459,137
Alger American Fund                     American Small-Cap Portfolio
                                                                                          176,049        6,789,799        7,740,856
American Century VP Funds               VP Capital Appreciation
                                                                                           98,255          806,056          886,263
American Century VP Funds               VP International
                                                                                        1,069,801        7,802,562        8,151,880
Berger Funds                            IPT Small Company Growth Fund
                                                                                          481,027        5,030,535        5,907,013
Federated Services Company              American Leaders Fund II
                                                                                        1,301,890       24,817,700       28,224,974
Federated Services Company              Fund for U.S. Government Securities II
                                                                                        2,184,747       23,920,775       24,359,932
Federated Services Company              Utility Fund II
                                                                                          376,632        5,354,901        5,751,164
INVESCO Variable Investment Funds       High Yield Portfolio
                                                                                        2,020,477       25,260,692       22,871,801
INVESCO Variable Investment Funds       Industrial Income Portfolio
                                                                                        1,330,275       22,823,575       24,756,421
INVESCO Variable Investment Funds       Total Return Portfolio
                                                                                        1,037,989       16,502,062       17,209,855
Janus Aspen Funds                       Aggressive Growth Portfolio
                                                                                          405,074        8,980,193       11,176,002
Janus Aspen Funds                       Growth Portfolio
                                                                                        1,413,898       26,794,731       33,283,149
Janus Aspen Funds                       Worldwide Growth Portfolio
                                                                                        1,958,424       53,347,756       56,970,544
Lexington Management Corp               Emerging Markets Fund
                                                                                          296,665        1,658,840        1,676,158
Montgomery Funds                        Variable Series Growth Fund
                                                                                          527,425        8,158,267        8,117,078
Montgomery Funds                        Variable Series International Small-Cap Fund
                                                                                              114              877              901
Safeco                                  RST Equity Portfolio
                                                                                          571,043       16,187,260       17,114,154
Schwab                                  MarketTrack Growth Portfolio II
                                                                                          451,414        6,027,188        6,428,130
Schwab                                  Money Market Portfolio
                                                                                       74,990,714       74,990,714       74,990,714
Schwab                                  S&P 500 Portfolio
                                                                                        4,014,331       60,644,977       71,374,806
SteinRoe Funds                          Special Venture Fund
                                                                                          509,368        8,425,844        6,937,598
Strong Capital Mgmt. Inc.               Discovery Fund II
                                                                                          181,682        2,097,903        2,311,000
Van Eck Investment Trust                Worldwide Hard Assets Fund
                                                                                           60,238          707,727          554,191
Van Kampen American Capital L.I.T.      Morgan Stanley Real Estate Securities
                                                                                                  --------
                                        Portfolio                                         190,968       2,534,752        2,627,725
                                                                                                        ----------       ---------

Total Investments                                                                                   $ 430,917,521
                                                                                                  = ==============
                                                                                                                        463,857,566

Other assets and liabilities:
Net Premiums (Redemptions) Due and Accrued
                                                                                                                            496,698
Investment Income Due and Accrued
                                                                                                                             28,891
Due to Great-West Life & Annuity Insurance Company
                                                                                                                          (320,053)
Other assets
                                                                                                                             4,248

NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 4)                                                       $ 464,067,350
                                                                                                                   = =============


VARIABLE ANNUITY - 1 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS
 PERIOD TO DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------------------------------------

                                                                  Alger       Alger American      American
                                                                American        Small-Cap        Century VP        American
                                                                 Growth         Portfolio         Capital        Century VP
                                                                Portfolio                       Appreciation    International
                                                               Investment       Investment       Investment      Investment
                                                                Division         Division         Division        Division
                                                             -------------------------------------------------------------------

INVESTMENT INCOME                                               $  1,618,417      $   572,592      $    30,018     $   304,131

EXPENSES - mortality and expense risks
                                                             -------------   ---------------  -------------------------------- -
                                                                    103,154           38,372            5,559          54,612
                                                                    --------          -------           ------         -------

NET INVESTMENT INCOME (LOSS)
                                                             ----------      -------------    ---------------  -------------   -
                                                                  1,515,263          534,220           24,459         249,519
                                                                  ----------         --------          -------        --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
                                                                     452,276        (633,481)        (124,250)         687,898

  Net change in unrealized appreciation (depreciation)
   on investments
                                                             ----------      ----------       -------------    -------------   -
                                                                  3,017,504        1,014,178          127,955         271,825
                                                                  ----------       ----------         --------        --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
                                                             ----------      -------------    ------------------------------   -
                                                                  3,469,780          380,697            3,705         959,723
                                                                  ----------         --------           ------        --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $  4,985,043      $   914,917      $    28,164    $  1,209,242
                                                             = ============= =   ============ =   ============ = ============= =




---------------------------------------------------------------------------------------------------------------

                                                              Berger IPT       Federated     Federated Fund
                                                            Small Company      American         for U.S.
                                                             Growth Fund        Leaders        Government
                                                                                Fund II      Securities II
                                                              Investment      Investment       Investment
                                                               Division        Division         Division
---------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                                $    2,344    $  1,485,476      $   191,574

EXPENSES - mortality and expense risks
                                                            --------------  -------------
                                                                    30,118         210,327          132,174
                                                                    -------        --------         -------

NET INVESTMENT INCOME (LOSS)
                                                            -----------     ----------
                                                                   (27,774)      1,275,149           59,400
                                                                   --------      ----------          ------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
                                                                  (592,795)       1,095,645          702,635

  Net change in unrealized appreciation (depreciation)
   on investments
                                                            ------------    ----------
                                                                   887,877       1,061,906          180,590
                                                                   --------      ----------         -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
                                                            ------------    ----------
                                                                   295,082       2,157,551          883,225
                                                                   --------      ----------         -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $   267,308    $  3,432,700      $   942,625
                                                               ============ = ============= =   ===========









See notes to financial statements.                          (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS
 PERIOD TO DECEMBER 31, 1998

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                 INVESCO VIF
                                                                                INVESCO VIF      Industrial      INVESCO VIF
                                                                Federated       High Yield         Income       Total Return
                                                              Utility Fund      Portfolio        Portfolio        Portfolio
                                                                   II
                                                               Investment       Investment       Investment      Investment
                                                                Division         Division         Division        Division
                                                             ------------------------------------------------------------------

INVESTMENT INCOME                                                $   159,708     $  2,607,276     $  1,241,215     $   715,212



EXPENSES - mortality and expense risks
                                                             ------------------------------   --------------   --------------
                                                                     29,878          177,155          182,042         124,913
                                                                     -------         --------         --------        --------

NET INVESTMENT INCOME (LOSS)
                                                             -------------   ----------       ----------       -------------
                                                                    129,830        2,430,121        1,059,173         590,299
                                                                    --------       ----------       ----------        --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
                                                                     107,360        (428,438)          772,045         650,577

  Net change in unrealized appreciation (depreciation)
   on investments
                                                             -------------   -------          -------------    ------------
                                                                    217,393       (1,804,052)         963,841         (57,794)
                                                                    --------      -----------         --------        --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
                                                             -------------   -------          ----------       -------------
                                                                    324,753       (2,232,490)       1,735,886         592,783
                                                                    --------      -----------       ----------        --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $   454,583      $   197,631     $  2,795,059    $  1,183,082
                                                             =  ============ =   ============ =  ============= = =============




-----------------------------------------------------------------------------------------------------------------------

                                                                       Janus Aspen                      Janus Aspen
                                                                       Aggressive      Janus Aspen      Worldwide
                                                                         Growth          Growth           Growth
                                                                       Portfolio        Portfolio       Portfolio

                                                                       Investment      Investment       Investment
                                                                        Division        Division         Division
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                                                       $  1,381,658     $  1,765,386
                                                                    $
                                                                    -

EXPENSES - mortality and expense risks
                                                                         ---------------- --------------
                                                                             46,879         186,986          361,291
                                                                             -------        --------         -------

NET INVESTMENT INCOME (LOSS)
                                                                           ------------     ----------
                                                                            (46,879)      1,194,672        1,404,095
                                                                            --------      ----------       ---------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
                                                                             746,122         973,919        5,319,970

  Net change in unrealized appreciation (depreciation)
   on investments
                                                                          ----------       ----------
                                                                          1,845,886       5,062,134        2,538,860
                                                                          ----------      ----------       ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
                                                                                          ----------       ----------
                                                                          2,592,008       6,036,053        7,858,830
                                                                          ----------      ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
                                                                       $  2,545,129    $  7,230,725     $  9,262,925
                                                                    =  ============= = ============= =  ============





See notes to financial statements.       (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS
 PERIOD TO DECEMBER 31, 1998

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Montgomery
                                                                                                  Variable
                                                                                Montgomery        Series:
                                                                Lexington        Variable      International      Safeco RST
                                                                Emerging      Series: Growth   Small-Cap Fund      Equity
                                                              Markets Fund         Fund                           Portfolio
                                                               Investment       Investment       Investment      Investment
                                                                Division         Division         Division        Division
                                                             ------------------------------------------------------------------

INVESTMENT INCOME                                                $   174,577      $    75,340      $    26,629     $   804,335

EXPENSES - mortality and expense risks
                                                             -------------------------------- ---------------- ----------------
                                                                     18,662           79,350           19,242          87,742
                                                                     -------          -------          -------         -------

NET INVESTMENT INCOME (LOSS)
                                                             -------------   --------------   ------------------------------
                                                                    155,915           (4,010)           7,387         716,593
                                                                    --------          -------           ------        --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
                                                                 (1,292,668)          128,427        (669,136)         132,269

  Net change in unrealized appreciation (depreciation)
   on investments
                                                                    436,953         (114,193)         639,595       1,171,030
                                                                    --------        ---------         --------      ----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
                                                                   (855,715)          14,234          (29,541)      1,303,299
                                                                   ---------          -------         --------      ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $  (699,800)     $    10,224      $   (22,154)   $  2,019,892
                                                                ============ =   ============     ============ = =============




-----------------------------------------------------------------------------------------------------------



                                                        Schwab
                                                     MarketTrack      Schwab Money
                                                        Growth          Market       Schwab S&P 500
                                                     Portfolio II      Portfolio       Portfolio
                                                      Investment      Investment       Investment
                                                       Division        Division         Division
-----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                       $   174,053    $  3,160,014      $   286,795

EXPENSES - mortality and expense risks
                                                   ---------------- --------------
                                                            44,851         544,759          403,452
                                                            -------        --------         -------

NET INVESTMENT INCOME (LOSS)
                                                   -------------    ----------
                                                           129,202       2,615,255         (116,657)
                                                           --------      ----------        ---------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
                                                            308,226               -        3,270,918

  Net change in unrealized appreciation (depreciat
   on investments
                                                           114,738               -        8,167,700
                                                           --------              --       ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
                                                           422,964               -       11,438,618
                                                           --------              --      ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            $   552,166    $  2,615,255     $ 11,321,961
                                                   =   ============ = ============= =  ============




See notes to financial statements.     (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS
 PERIOD TO DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------




                                                                SteinRoe Special       Strong Discovery       Van Eck Worldwide
                                                                  Venture Fund             Fund II            Hard Assets Fund
                                                              Investment Division    Investment Division     Investment Division
                                                             ----------------------------------------------------------------------

INVESTMENT INCOME                                                       $   891,919            $    34,839             $   180,997

EXPENSES - mortality and expense risks                                      71,162                 20,522                   8,186
                                                             ---------------------- ---------------------- -----------------------

NET INVESTMENT INCOME (LOSS)                                               820,757                 14,317                 172,811
                                                             ------------- -------- ---------------------- -------------  --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                               (1,156,854)                 60,416               (500,578)

  Net change in unrealized appreciation (depreciation)
   on investments                                                       (1,246,798)               116,065                 (20,836)
                                                             -------    ----------- ------------- -------- ------------   --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:                                                (2,403,652)                76,481                (521,414)
                                                             -------    ----------- -------------- ------- ----------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $ (1,582,895)           $   190,798             $  (348,603)
                                                             =        ============= =         ============            ============







 ---------------------------------------------------------------------------------------------------------------------

                                                                      Van Kampen American
                                                                       Capital L.I.T. -
                                                                     Morgan Stanley Real       Total Variable
                                                                      Estate Securities      Annuity - 1 Series
                                                                          Portfolio               Account
                                                                     Investment Division
                                                                    ----------------------------------------------

 INVESTMENT INCOME                                                             $    35,748           $ 17,920,253

 EXPENSES - mortality and expense risks                                            19,895              3,001,283
                                                                    ---------------------- ----------  ---------

 NET INVESTMENT INCOME (LOSS)                                                      15,853             14,918,970
                                                                    ---------------------- --------   ----------

 NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                       (489,228)              9,521,275

   Net change in unrealized appreciation (depreciation)
    on investments                                                                205,297             24,797,654
                                                                    ------------- -------- --------   ----------

 NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:                                                        (283,931)            34,318,929
                                                                    ----------   --------- --------   ----------

 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                  $  (268,078)          $ 49,237,899
                                                                              ============ =        ============






See notes to financial statements.                         (Concluded)

VARIABLE ANNUITY - 1 SERIES ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
 YEARS ENDED DECEMBER 31, 1998 AND 1997

                                               Alger American Growth    Alger American Small-Cap     American Century VP
                                                     Portfolio                  Portfolio           Capital Appreciation
                                                Investment Division        Investment Division       Investment Division
                                                1998          1997         1998         1997         1998          1997

FROM OPERATIONS:
Net investment income (loss)                   $1,515,263     $ (4,495)   $ 534,220     $ 47,575      $ 24,459     $  2,695
Net realized gain (loss) on investments           452,276
                                                                178,040   (633,481)      367,013     (124,250)       67,459
Net change in unrealized appreciation
(depreciation) in investments
                                            -------       -----------   -----       ---------    ----------    ---------    -
                                               3,017,504       165,914   1,014,178      (63,480)      127,955      (46,609)
                                               ----------      --------  ----------     --------      --------     --------

Increase (decrease) in net assets
resulting from operations
                                            -------       -----------   --------    ----------   ------------  ------------ -
                                               4,985,043       339,459     914,917      351,108        28,164       23,545
                                               ----------      --------    --------     --------       -------      -------

FROM UNIT TRANSACTIONS:

Purchase payments                               1,283,536     1,399,521                  710,310
                                                                            367,459                     22,713      595,042


Redemptions                                     (420,846)      (16,676)   (146,722)     (90,702)       (6,516)     (26,053)

Net transfers
                                            -----         --------      -----       -------      ------------  -------      -
                                              13,314,636     3,590,764   3,319,767    2,749,544        83,020     (123,955)
                                              -----------    ----------  ----------   ----------       -------    ---------

Increase (decrease) in net assets
resulting from unit transactions
                                            -----         -------       -----       -------      ------------  ----------   -
                                              14,177,326     4,973,609   3,540,504    3,369,152        99,217      445,034
                                              -----------    ----------  ----------   ----------       -------     --------

INCREASE (DECREASE) IN NET ASSETS
                                               19,162,369     5,313,068   4,455,421    3,720,260       127,381      468,579

NET ASSETS:
 Beginning of period
                                            -------       -----------   -----       -----------  ---------     --------     -
                                               5,325,011        11,943   3,761,424       41,164       758,243      289,664
                                               ----------       -------  ----------      -------      --------     --------
 End of period                               $24,487,380   $ 5,325,011               $3,761,424     $ 885,624    $ 758,243
                                             ============ ============= =           ============ =  ========== = ========== =
                                                                        $8,216,845
                                                                        ===========







                                              American Century VP     Berger IPT Small Company
                                                 International               Growth Fund
                                              Investment Division        Investment Division
                                               1998         1997          1998         1997

FROM OPERATIONS:
Net investment income (loss)                  $ 249,519      $ 13,739    $ (27,774)   $ (6,584)
Net realized gain (loss) on investments                                   (592,795)
                                                687,898       144,930                  (14,698)
Net change in unrealized appreciation
(depreciation) in investments
                                             --------   ------------  -----------
                                               271,825        74,625       887,877     (11,399)
                                               --------       -------      --------    --------

Increase (decrease) in net assets
resulting from operations
                                             -----      ----------    ------------
                                             1,209,242       233,294       267,308     (32,681)
                                             ----------      --------      --------    --------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                388,646       933,599       285,076     118,783


Redemptions                                   (145,924)      (18,165)      (74,936)     (3,247)

Net transfers
                                             -----      -------       --------
                                             3,011,895     2,393,652     3,766,758   1,631,596
                                             ----------    ----------    ----------  ---------

Increase (decrease) in net assets
resulting from unit transactions
                                             -----      -------       ---------
                                             3,254,617     3,309,086     3,976,898   1,747,132
                                             ----------    ----------    ----------  ---------

INCREASE (DECREASE) IN NET ASSETS
                                              4,463,859     3,542,380     4,244,206   1,714,451

NET ASSETS:
 Beginning of period
                                             ---        -------       -----
                                             3,682,891       140,511     1,714,451           -
                                             ----------      --------    ----------          -
 End of period                                       $   $ 3,682,891   $ 5,958,657   $
                                                     == ============= ============= ==
                                             8,146,750                               1,714,451
                                             ==========                              =========




See notes to financial statements.                           (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
 YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                           Federated Fund
                                               Federated American        for U.S. Government        Federated Utility
                                                 Leaders Fund II            Securities II                Fund II
                                               Investment Division       Investment Division       Investment Division
                                                1998          1997          1998         1997         1998         1997

FROM OPERATIONS:
Net investment income (loss)                   $1,275,149     $  52,907    $  59,400  $            $            $
                                                                                     63,180       129,830      (924)
Net realized gain (loss) on investments
                                            1,095,645     235,147       702,635      14,515       107,360      4,656
Net change in unrealized appreciation
(depreciation) in investments
                                            ----          -----         -------      -------      -------      ------
                                            1,061,906     2,351,555     180,590      259,027      217,393      178,870
                                            ----------    ----------    --------     --------     --------     --------

Increase (decrease) in net assets
resulting from operations
                                            ----          -----         -------      -------      -------      ------
                                            3,432,700     2,639,609     942,625      336,722      454,583      182,602
                                            ----------    ----------    --------     --------     --------     --------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                1,512,001     9,663,207      928,399    3,016,715      153,017      183,692

Redemptions                                   (1,042,797)
                                                              (491,844)    (700,215)     (76,564)    (146,119)      (2,812)

Net transfers
                                            ----          -----         --           ----         ----         ---
                                               4,709,549     7,008,023   14,518,744    5,367,601    3,295,579    1,731,652
                                               ----------    ----------  -----------   ----------   ----------   ----------

Increase (decrease) in net assets
resulting from unit transactions
                                            ----          ---           --           ----         ----         ---
                                               5,178,753    16,179,386   14,746,928    8,307,752    3,302,477    1,912,532
                                               ----------   -----------  -----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
                                                8,611,453    18,818,995   15,689,553    8,644,474    3,757,060    2,095,134

NET ASSETS:
 Beginning of period                          19,505,334
                                            ------------- -------       ---          ---------    ---          ------------
                                                               686,339    8,737,458       92,984    2,095,134            -
                                                               --------   ----------      -------   ----------           --
 End of period                               $28,116,787  $ 19,505,334  $24,427,011   $8,737,458   $5,852,194   $2,095,134
                                             ============ ============= ============ ============ ============ ============






                                               INVESCO VIF High Yield     INVESCO VIF Industrial
                                                     Portfolio               Income Portfolio
                                                Investment Division         Investment Division
                                                    1998         1997          1998         1997

FROM OPERATIONS:
Net investment income (loss)                     $            $ 1,469,541   $            $
                                                2,430,121                  1,059,173    1,093,213
Net realized gain (loss) on investments
                                                (428,438)    189,964       772,045      197,528
Net change in unrealized appreciation
(depreciation) in investments
                                                --           -----         -------
                                                (1,804,052)  (544,904)     963,841      1,021,088
                                                -----------  ---------     --------     ---------

Increase (decrease) in net assets
resulting from operations
                                                -------      ----          ----
                                                197,631      1,114,601     2,795,059    2,311,829
                                                --------     ----------    ----------   ---------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                   1,461,264     5,805,777    1,006,911    8,611,597

Redemptions
                                                   (576,318)     (202,699)    (545,102)    (347,625)

Net transfers
                                                ----         ----          ----
                                                  5,121,598     9,191,667    4,758,483    5,572,162
                                                  ----------    ----------   ----------   ---------

Increase (decrease) in net assets
resulting from unit transactions                               14,794,745
                                                ----         ------------- ----
                                                  6,006,544                  5,220,292   13,836,134
                                                  ----------                 ----------  ----------

INCREASE (DECREASE) IN NET ASSETS
                                                   6,204,175    15,909,346    8,015,351   16,147,963

NET ASSETS:
 Beginning of period
                                               ------        -------       --
                                                 16,450,150       540,804   16,866,966      719,003
                                                 -----------      --------  -----------     -------
 End of period                                  $22,654,325   $16,450,150  $24,882,317  $16,866,966
                                                ============  ============ ============ ===========








See notes to financial statements.                       (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
 YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                  INVESCO VIF           Janus Aspen Aggressive
                                                  Total Return             Growth Portfolio             Janus Aspen
                                                   Portfolio                                          Growth Portfolio
                                              Investment Division         Investment Division       Investment Division
                                               1998          1997         1998          1997         1998          1997

FROM OPERATIONS:
Net investment income (loss)                   $ 590,299    $ 248,482    $ (46,879)   $ (18,442)   $ 1,194,672    $ 261,404
Net realized gain (loss) on investments
                                                 650,577       56,754       746,122      135,551       973,919      151,924
Net change in unrealized appreciation
(depreciation) in investments
                                          ---------      -------      ----          -------      ----          ----
                                                (57,794)     766,727     1,845,886      349,401     5,062,134    1,430,725
                                                --------     --------    ----------     --------    ----------   ----------

Increase (decrease) in net assets
 resulting from operations
                                          ------         ----         ----          -------      ----          ----
                                              1,183,082    1,071,963     2,545,129      466,510     7,230,725    1,844,053
                                              ----------   ----------    ----------     --------    ----------   ----------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                 923,656    6,101,408       261,023    1,271,103     1,557,984    9,937,425

Redemptions
                                               (302,488)     (71,167)     (196,273)     (59,853)     (581,338)    (169,421)

Net transfers
                                          ------         ----         ----          ----         ----          ----
                                              2,988,454    5,339,268     4,901,198    1,914,197     8,356,386    4,105,702
                                              ----------   ----------    ----------   ----------    ----------   ----------


Increase (decrease) in net assets
                                                                      -
  resulting from unit transactions            3,609,622                  4,965,948
                                          --- ---------- --           ------------- ----         ----          --
                                                          11,369,509                  3,125,447     9,333,032   13,873,706
                                                          -----------                 ----------    ----------  -----------

INCREASE (DECREASE) IN NET ASSETS
                                               4,792,704   12,441,472     7,511,077    3,591,957    16,563,757   15,717,759

NET ASSETS:
 Beginning of period                                                                               16,677,892
                                          ----           ---------    ----          ---------    ------------- -------
                                             12,481,815       40,343     3,658,198       66,241                    960,133
                                             -----------      -------    ----------      -------                   --------
 End of period                              $17,274,519  $12,481,815   $11,169,275            $   $33,241,649  $16,677,892
                                          = ============ ============  ============ =         ==  ============ ============
                                                                                      3,658,198
                                                                                      ==========




                                                       Janus Aspen
                                                Worldwide Growth Portfolio     Lexington Emerging
                                                                                  Markets Fund
                                                   Investment Division        Investment Division
                                                    1998          1997         1998          1997

FROM OPERATIONS:
Net investment income (loss)                      $ 1,404,095    $ 157,095     $ 155,915   $ (16,854)
Net realized gain (loss) on investments                                      (1,292,668)
                                                    5,319,970      789,334                  (134,447)
Net change in unrealized appreciation
(depreciation) in investments
                                                ----          ----         -------
                                                   2,538,860    1,079,639       436,953     (423,630)
                                                   ----------   ----------      --------    ---------

Increase (decrease) in net assets
 resulting from operations
                                                ----          ----         -----
                                                   9,262,925    2,026,068      (699,800)    (574,931)
                                                   ----------   ----------     ---------    ---------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                    3,374,712   10,168,376       123,730    1,908,695

Redemptions                                       (1,790,811)
                                                                 (402,730)     (107,025)     (34,664)

Net transfers                                     19,622,729
                                                ------------- --           -----
                                                               15,534,343      (432,184)   1,298,254
                                                               -----------     ---------   ---------


Increase (decrease) in net assets
                                                                                         ---
  resulting from unit transactions                21,206,630                               3,172,285
                                                ------------- --           -----         - ---------
                                                               25,299,989      (415,479)
                                                               -----------     ---------

INCREASE (DECREASE) IN NET ASSETS
                                                   30,469,555   27,326,057   (1,115,279)    2,597,354

NET ASSETS:
 Beginning of period                              27,867,556
                                                ------------- -------      ----
                                                                  541,499     2,784,939      187,585
                                                                  --------    ----------     -------
 End of period                                   $58,337,111  $27,867,556   $ 1,669,660            $
                                                 ============ ============  ============ =         =
                                                                                           2,784,939
                                                                                           =========





See notes to financial statements.                                (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
 YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                       Montgomery Variable
                                            Montgomery Variable       Series: International    Safeco RST Equity Portfolio
                                            Series: Growth Fund           Small-Cap Fund
                                            Investment Division        Investment Division         Investment Division
                                            -------------------        -------------------         -------------------
                                             1998          1997         1998          1997         1998          1997
                                             ----          ----         ----          ----         ----          ----

FROM OPERATIONS:
Net investment income (loss)                $  (4,010)    $ 344,999      $  7,387    $ 350,917     $ 716,593     $ 297,062
Net realized gain (loss) on investments                                 (669,136)
                                               128,427      266,724                     28,867       132,269        17,642
Net change in unrealized appreciation
(depreciation) in investments
                                         -----         ---------    -------       ----         -----         ------
                                             (114,193)      76,511       639,595     (639,015)    1,171,030      (244,136)
                                             ---------      -------      --------    ---------    ----------     ---------

Increase (decrease) in net assets
 resulting from operations
                                         -----------   -------      ------        ----         ------        -----------
                                               10,224      688,234       (22,154)    (259,231)    2,019,892        70,568
                                               -------     --------      --------    ---------    ----------       -------

FROM UNIT TRANSACTIONS:

Purchase payments
                                               722,954    2,195,135        84,813      850,485       844,486       643,736

Redemptions
                                             (487,587)     (92,874)     (102,208)     (22,993)     (350,149)      (28,304)

Net transfers                                                         (2,021,840)
                                         ------        ----         - ----------- ----         ----          ------
                                             (643,413)   5,588,448                  1,459,286    10,375,678     3,540,139
                                             ---------   ----------                 ----------   -----------    ----------

Increase (decrease) in net assets
  resulting from unit transactions                                    (2,039,235)
                                         -----         ----           ----------- ----         ----          ------
                                             (408,046)   7,690,709                  2,286,778    10,870,015     4,155,571
                                             ---------   ----------                 ----------   -----------    ----------

INCREASE (DECREASE) IN NET ASSETS
                                             (397,822)    8,378,943   (2,061,389)    2,027,547    12,889,907     4,226,139

NET ASSETS:
 Beginning of period
                                         -----         ------       ----          ---------    -----         --------------
                                            8,495,172      116,229     2,061,492       33,945     4,226,139             -
                                            ----------     --------    ----------      -------    ----------            --
 End of period                            $ 8,097,350            $       $   103            $   $17,116,046   $ 4,226,139
                                         ============= =         == =    ======== =         == ============= =============
                                                         8,495,172                  2,061,492
                                                         ==========                 ==========







                                                 Schwab MarketTrack Growth  Schwab Money Market Portfolio
                                                        Portfolio II
                                                    Investment Division          Investment Division
                                                    -------------------          -------------------
                                                     1998         1997           1998           1997
                                                     ----         ----           ----           ----

FROM OPERATIONS:
Net investment income (loss)                        $ 129,202     $ (6,141)    $ 2,615,255    $ 1,158,063
Net realized gain (loss) on investmen
                                                      308,226        18,328              -              -
Net change in unrealized appreciation
(depreciation) in investments                                                                ___________-
                                                 -------      -------       -----------------------------
                                                     114,738       285,435               -
                                                     --------      --------              -

Increase (decrease) in net assets
 resulting from operations
                                                 -------      -------       -------
                                                     552,166       297,622      2,615,255       1,158,063
                                                     --------      --------     ----------      ---------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                      265,743       966,884    172,028,684    151,294,851

Redemptions
                                                    (108,929)      (12,263)   (15,631,612)    (5,084,959)

Net transfers                                                                (129,483,500)  (107,195,776)
                                                 ----         ----          -------------- --------------
                                                   2,068,270     2,214,905
                                                   ----------    ---------

Increase (decrease) in net assets
  resulting from unit transactions
                                                 ----         ----          -----
                                                   2,225,084     3,169,526     26,913,572     39,014,116
                                                   ----------    ----------    -----------    ----------

INCREASE (DECREASE) IN NET ASSETS
                                                    2,777,250     3,467,148     29,528,827     40,172,179

NET ASSETS:
 Beginning of period                                                                           2,990,543
                                                 -----        -------       ----           -------------
                                                   3,638,259       171,111     43,162,722
                                                   ----------      --------    ----------
 End of period                                             $   $ 3,638,259   $ 72,691,549    $43,162,722
                                                 =         == ============= ==============   ===========
                                                   6,415,509
                                                   =========





See notes to financial statements.                (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
 YEARS ENDED DECEMBER 31, 1998 AND 1997



                                               Schwab S&P 500        SteinRoe Special Venture            Strong
                                                 Portfolio                     Fund                 Discovery Fund II
                                            Investment Division        Investment Division         Investment Division
                                            -------------------        -------------------         -------------------
                                             1998          1997         1998          1997         1998          1997
                                             ----          ----         ----          ----         ----          ----

FROM OPERATIONS:
Net investment income (loss)               $ (116,657)   $ (95,645)     $ 820,757    $ 412,501     $  14,317    $ (13,410)
Net realized gain (loss) on investments                               (1,156,854)
                                             3,270,918      347,648                    556,854        60,416       104,387
Net change in unrealized appreciation
(depreciation) in investments                                         (1,246,798)
                                         ------        ----         - ----------- ----         ---------     -----------
                                            8,167,700    2,568,347                   (259,483)      116,065        94,804
                                            ----------   ----------                  ---------      --------       -------

Increase (decrease) in net assets
 resulting from operations                                            (1,582,895)
                                         ----          ----         - ----------- -------      ---------     ---------
                                           11,321,961    2,820,350                    709,872       190,798       185,781
                                           -----------   ----------                   --------      --------      --------

FROM UNIT TRANSACTIONS:

Purchase payments
                                             3,599,256    7,297,533       423,896    5,287,472       122,675     1,320,547

Redemptions                                                             (292,366)
                                           (2,516,402)    (415,284)                  (225,158)      (81,385)      (12,883)

Net transfers                                           18,862,270    (2,087,176)
                                         ---           ------------ - ----------- ---          ------        --------
                                           30,015,102                               3,966,263      (221,738)      688,357
                                           -----------                              ----------     ---------      --------

Increase (decrease) in net assets
  resulting from unit transactions                                    (1,955,646)
                                         ---           --           - ----------- ----         ------        ------
                                           31,097,956   25,744,519                  9,028,577      (180,448)    1,996,021
                                           -----------  -----------                 ----------     ---------    ----------

INCREASE (DECREASE) IN NET ASSETS
                                            42,419,917   28,564,869   (3,538,541)    9,738,449        10,350     2,181,802

NET ASSETS:
 Beginning of period                               _                  10,464,971
                                                   --- -------      ------------- -------      ------        ---------
                                           29,223,937      659,068                    726,522     2,438,778       256,976
                                           -----------     --------                   --------    ----------      --------
 End of period                            $71,643,854  $29,223,937   $ 6,926,430  $10,464,971   $ 2,449,128   $ 2,438,778
                                          ============ ============ ============= ============ ============= =============




                                                                                            Van Kampen American Capital
                                                                                            L.I.T. - Morgan Stanley Real
                                                                   Van Eck Worldwide Hard    Estate Securities Portfolio
                                                                        Assets Fund
                                                                    Investment Division          Investment Division
                                                                    -------------------          -------------------
                                                                     1998         1997           1998           1997
                                                                     ----         ----           ----           ----

FROM OPERATIONS:
Net investment income (loss)                                        $ 172,811     $ (1,248)     $   15,853     $  154,780
Net realized gain (loss) on investments
                                                                    (500,578)        72,741      (489,228)        (4,566)
Net change in unrealized appreciation
(depreciation) in investments                                                     (133,276)
                                                                 ------       ------------- ----------
                                                                     (20,836)                     205,297       (112,324)
                                                                     --------                     --------      ---------

Increase (decrease) in net assets
 resulting from operations
                                                                 ----         ------        --------
                                                                    (348,603)      (61,783)      (268,078)        37,890
                                                                    ---------      --------      ---------        ------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                                      103,320       394,650        100,477        114,626

Redemptions
                                                                     (20,338)      (12,277)      (109,723)        (2,223)

Net transfers
                                                                 ----         ------        ------
                                                                    (513,068)      988,407      1,272,829      1,708,284
                                                                    ---------      --------     ----------     ---------

Increase (decrease) in net assets
  resulting from unit transactions
                                                                 ----         ----          ------
                                                                    (430,086)    1,370,780      1,263,583      1,820,687
                                                                    ---------    ----------     ----------     ---------

INCREASE (DECREASE) IN NET ASSETS
                                                                    (778,689)     1,308,997        995,505      1,858,577

NET ASSETS:
 Beginning of period
                                                                 ----         ---------     -------
                                                                   1,331,884        22,887      1,858,577              -
                                                                   ----------       -------     ----------             -
 End of period                                                     $ 553,195   $ 1,331,884    $ 2,854,082    $ 1,858,577
                                                                 = ========== ============= = ============ = ===========




See notes to financial statements.             (Continued)

VARIABLE ANNUITY - 1 SERIES ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
 YEARS ENDED DECEMBER 31, 1998 AND 1997

                                           Total Variable Annuity - 1 Series
                                                        Account
                                                1998               1997
                                                ----               ----

FROM OPERATIONS:
Net investment income (loss)                  $  14,918,970      $   5,964,410
Net realized gain (loss) on investments
                                                  9,521,275          3,792,295
Net change in unrealized appreciation
(depreciation) in investments
                                                24,797,654          8,224,412
                                                -----------         ---------

Increase (decrease) in net assets
                                         ----------
 resulting from operations                      49,237,899         17,981,117
                                                -----------        ----------

FROM UNIT TRANSACTIONS:

Purchase payments
                                                191,946,431        230,791,169

Redemptions
                                               (26,484,129)        (7,923,440)

Net transfers
                                                    97,756           (874,947)
                                                    -------          ---------

Increase (decrease) in net assets
  Resulting from unit transactions
                                               165,560,058        221,992,782

INCREASE (DECREASE) IN NET ASSETS
                                                214,797,957        239,973,899

NET ASSETS:
 Beginning of period
                                               249,269,393          9,295,494
                                               ------------         ---------
 End of period                               $ 464,067,350      $ 249,269,393
                                         =   ============== =   =============


                                   (Concluded)

VARIABLE ANNUITY - 1 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
-------------------------------------------------------------------------------

1.    HISTORY OF THE SERIES ACCOUNT

      The Variable Annuity - 1 Series Account of Great-West Life & Annuity Insurance Company (the Series Account) is a separate account of Great-West Life & Annuity Insurance Company (the Company) established under Colorado law. The Series Account commenced operations on November 1, 1996. The Series Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940, as amended.

2.    significant accountING policies

      The following is a summary of significant accounting policies of the Series Account, which are in accordance with the accounting principles generally accepted in the investment company industry.

      Security Transactions - Security transactions are recorded on the trade date. Cost of investments sold is determined on the basis of identified cost.

      Dividend income is accrued as of the ex-dividend date and expenses are accrued on a daily basis.

      Security Valuation - The investments in shares of the underlying funds are valued at the closing net asset value per share as determined by the appropriate fund/portfolio at the end of each day.

      The cost of investments represents shares of the underlying funds, which were purchased by the Series Account. Purchases are made at the net asset value from net purchase payments or through reinvestment of all distributions from the Fund.

      Federal Income Taxes - The Series Account income is automatically applied to increase contract reserves. Under the existing federal income tax law, this income is not taxed to the extent that it is applied to increase reserves under a contract. The Company reserves the right to charge the Series Account for federal income taxes attributable to the Series Account if such taxes are imposed in the future.

      Net Transfers - Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

3.    CHARGES UNDER THE CONTRACT

      Contract Maintenance Charge - On the last day of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge of $25.

      Deductions for Variable Asset Charge - The Company deducts an amount, computed daily, from the net asset value of the Series Account investments, equal to annual rate of .85%. This charge is designed to compensate the Company for its assumption of certain mortality, death benefit and expense risks.

      Premium Taxes - The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

      If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

4.  SELECTED DATA

                               The following is a summary of selected data for a
unit of capital and net assets of the Series Account.


                                                                 American
                               Alger American      Alger        Century VP       American       Berger IPT      Federated
                                   Growth         American        Capital       Century VP    Small Company     American
                                  Portfolio      Small-Cap     Appreciation    International   Growth Fund   Leaders Fund II
                                                 Portfolio
                               ---------------------------------------------------------------------------------------------

Date Commenced Operations         11/01/96        11/01/96       11/01/96        11/01/96        05/01/97       11/01/96

1998
 Beginning Unit Value              $     12.76    $     11.14      $     9.22     $     12.35    $     13.75     $     13.67
                               =============================================================================================
 Ending Unit Value                 $     18.74    $     12.76      $     8.94     $     14.54    $     13.89     $     15.95
                               =============================================================================================
 Number of Units Outstanding      1,306,503.46     643,786.69       99,034.37      560,116.89     428,982.88    1,763,028.09
                               =============================================================================================
 Net Assets (000's)
                                        24,487          8,217             886           8,147          5,959          28,117
                               =============================================================================================

1997
 Beginning Unit Value              $     10.24    $     10.09      $     9.61     $     10.49    $     10.00     $     10.42
                               =============================================================================================
 Ending Unit Value                 $     12.76    $     11.14      $     9.22     $     12.35    $     13.75     $     13.67
                               =============================================================================================
 Number of Units Outstanding        417,162.09     337,576.93       82,255.58      298,156.62     124,653.31    1,426,437.13
                               =============================================================================================
 Net Assets (000's)                $     5,325    $     3,761      $      758     $     3,683    $     1,714     $    19,505
                               =============================================================================================

1996
 Beginning Unit Value              $     10.00    $     10.00     $     10.00     $     10.00                    $     10.00
                               =============================================================================================
                               =============================================================================================
 Ending Unit Value                 $     10.24    $     10.09      $     9.61     $     10.49                    $     10.42
                               =============================================================================================
 Number of Units Outstanding
                                      1,166.64       4,080.46       30,139.13       13,399.99                      65,888.88
                               =============================================================================================
 Net Assets (000's)                  $      12      $      41      $      290      $      141                     $      686
                               =============================================================================================






                                                Federated
                                              Fund for U.S.                    INVESCO VIF
                                                Government      Federated      High Yield
                                              Securities II  Utility Fund II    Portfolio

                                             ------------------------------------------------

Date Commenced Operations                        11/01/96       05/01/97        11/01/96

1998
 Beginning Unit Value                            $     10.71     $     12.45     $     12.09
                                             ================================================
 Ending Unit Value                               $     11.43     $     14.07     $     12.13
                                             ================================================
 Number of Units Outstanding                    2,136,709.11      416,024.23    1,867,861.60
                                             ================================================
 Net Assets (000's)
                                                      24,427           5,852          22,654
                                             ================================================

1997
 Beginning Unit Value                             $     9.97     $     10.00     $     10.39
                                             ================================================
 Ending Unit Value                               $     10.71     $     12.45     $     12.09
                                             ================================================
 Number of Units Outstanding                      815,966.27      168,289.28    1,360,680.67
                                             ================================================
 Net Assets (000's)                              $     8,737     $     2,095     $    16,450
                                             ================================================

1996
 Beginning Unit Value                            $     10.00                     $     10.00
                                             ================================================
                                             ================================================
 Ending Unit Value                                $     9.97                     $     10.39
                                             ================================================
 Number of Units Outstanding
                                                    9,330.15                       52,043.52
                                             ================================================
 Net Assets (000's)                                $      93                      $      541
                                             ================================================












                                               (Continued)

4.  SELECTED DATA



                                 INVESCO VIF                    Janus Aspen
                                 Industrial     INVESCO VIF     Aggressive      Janus Aspen    Janus Aspen      Lexington
                                   Income       Total Return      Growth          Growth        Worldwide       Emerging
                                  Portfolio      Portfolio       Portfolio       Portfolio        Growth      Markets Fund
                                                                                                 Portfolo
                               ---------------------------------------------------------------------------------------------

Date Commenced Operations         11/01/96        11/01/96       11/01/96        11/01/96        11/01/96       11/01/96

1998
 Beginning Unit Value              $     13.27    $     12.52     $     11.05     $     12.49    $     12.62      $     9.00
                               =============================================================================================
 Ending Unit Value                 $     15.18    $     13.61     $     14.71     $     16.79    $     16.13      $     6.40
                               =============================================================================================
 Number of Units Outstanding      1,639,584.27   1,269,709.44      759,487.48    1,979,274.19   3,616,796.56      260,704.11
                               =============================================================================================
 Net Assets (000's)
                                        24,882         17,275          11,169          33,242         58,337           1,670
                               =============================================================================================

1997
 Beginning Unit Value              $     10.44    $     10.27      $     9.89     $     10.26    $     10.42     $     10.26
                               =============================================================================================
 Ending Unit Value                 $     13.27    $     12.52     $     11.05     $     12.49    $     12.62      $     9.00
                               =============================================================================================
 Number of Units Outstanding      1,271,028.35     996,949.40      331,141.90    1,335,813.25   2,208,663.79      309,521.91
                               =============================================================================================
 Net Assets (000's)                $    16,867    $    12,482     $     3,658     $    16,678    $    27,868     $     2,785
                               =============================================================================================

1996
 Beginning Unit Value              $     10.00    $     10.00     $     10.00     $     10.00    $     10.00     $     10.00
                               =============================================================================================
                               =============================================================================================
 Ending Unit Value                 $     10.44    $     10.27      $     9.89     $     10.26    $     10.42     $     10.26
                               =============================================================================================
 Number of Units Outstanding
                                     68,873.87       3,927.31        6,698.73       93,598.79      51,982.38       18,281.42
                               =============================================================================================
 Net Assets (000's)                 $      719      $      40       $      66      $      960     $      541      $      188
                               =============================================================================================




                                                               Montgomery
                                                Montgomery      Variable
                                                 Variable        Series:       Safeco RST
                                                 Series:      International      Equity
                                               Growth Fund   Small-Cap Fund     Portfolio
                                             ------------------------------------------------

Date Commenced Operations                        11/01/96       11/01/96        05/01/97

1998
 Beginning Unit Value                            $     13.20      $     9.89     $     11.83
                                             ================================================
 Ending Unit Value                               $     13.47      $     9.56     $     14.65
                                             ================================================
 Number of Units Outstanding                      601,168.28            8.53    1,168,093.71
                                             ================================================
 Net Assets (000's)
                                                       8,097               0          17,116
                                             ================================================

1997
 Beginning Unit Value                            $     10.35     $     10.51     $     10.00
                                             ================================================
 Ending Unit Value                               $     13.20      $     9.89     $     11.83
                                             ================================================
 Number of Units Outstanding                      643,624.38      208,496.59      357,176.26
                                             ================================================
 Net Assets (000's)                              $     8,495     $     2,061     $     4,226
                                             ================================================

1996
 Beginning Unit Value                            $     10.00     $     10.00
                                             ================================================
                                             ================================================
 Ending Unit Value                               $     10.35     $     10.51
                                             ================================================
 Number of Units Outstanding
                                                   11,226.77        3,230.28
                                             ================================================
 Net Assets (000's)                               $      116       $      34
                                             ================================================







                     (Continued)


4.  SELECTED DATA




                               Schwab MarketTrack     Schwab Money       Schwab S&P 500     SteinRoe Special
                               Growth Portfolio II  Market Portfolio        Portfolio         Venture Fund

                               --------------------------------------------------------------------------------

Date Commenced Operations           11/01/96            11/01/96            11/01/96            11/01/96

1998
 Beginning Unit Value                  $     12.79         $     10.49         $     13.81         $     10.98
                               ================================================================================
 Ending Unit Value                     $     14.34         $     10.93         $     17.54          $     9.00
                               ================================================================================
 Number of Units Outstanding            447,514.11        6,649,980.31        4,084,834.46          769,185.90
                               ================================================================================
 Net Assets (000's)
                                             6,416              72,692              71,644               6,926
                               ================================================================================

1997
 Beginning Unit Value                  $     10.35         $     10.07         $     10.52         $     10.27
                               ================================================================================
 Ending Unit Value                     $     12.79         $     10.49         $     13.81         $     10.98
                               ================================================================================
 Number of Units Outstanding            284,530.36        4,114,002.58        2,115,859.53          952,879.99
                               ================================================================================
 Net Assets (000's)                    $     3,638         $    43,163         $    29,224         $    10,465
                               ================================================================================

1996
 Beginning Unit Value                  $     10.00         $     10.00         $     10.00         $     10.00
                               ================================================================================
                               ================================================================================
 Ending Unit Value                     $     10.35         $     10.07         $     10.52         $     10.27
                               ================================================================================
 Number of Units Outstanding
                                         16,525.39          297,045.95           62,674.08           70,715.11
                               ================================================================================
 Net Assets (000's)                     $      171         $     2,991          $      659          $      727
                               ================================================================================





                                                                                                              Van Kampen
                                                                                                           American Capital
                                                                                                            L.I.T. - Morgan
                                                                  Strong Discovery    Van Eck Worldwide      Stanley Real
                                                                       Fund II         Hard Assets Fund    Estate Securities
                                                                                                               Portfolio
                                                                 -------------------------------------------------------------

Date Commenced Operations                                             11/01/96             11/01/96            09/17/97

1998
 Beginning Unit Value                                                    $     11.53          $     10.04         $     10.56
                                                                 =============================================================
 Ending Unit Value                                                       $     12.26           $     6.88          $     9.25
                                                                 =============================================================
 Number of Units Outstanding                                              199,701.97            80,398.85          308,475.29
                                                                 =============================================================
 Net Assets (000's)
                                                                               2,449                  553               2,854
                                                                 =============================================================

1997
 Beginning Unit Value                                                    $     10.44          $     10.31         $     10.00
                                                                 =============================================================
 Ending Unit Value                                                       $     11.53          $     10.04         $     10.56
                                                                 =============================================================
 Number of Units Outstanding                                              211,488.12           132,622.35          176,075.27
                                                                 =============================================================
 Net Assets (000's)                                                      $     2,439          $     1,332         $     1,859
                                                                 =============================================================

1996
 Beginning Unit Value                                                    $     10.00          $     10.00
                                                                 =============================================================
                                                                 =============================================================
 Ending Unit Value                                                       $     10.44          $     10.31
                                                                 =============================================================
 Number of Units Outstanding
                                                                           24,613.07             2,220.85
                                                                 =============================================================
 Net Assets (000's)                                                       $      257            $      23
                                                                 =============================================================







                                              (Concluded)

                                               PART C
                                          OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

        (a)    Financial Statements


        The financial statements for Great-West Life & Annuity Insurance Company for the years ended December 31, 1998, 1997, and 1996 are included in the prospectus. The financial statements for Variable Annuity-1 Series Account are included in the Statement of Additional Information.


        (b)    Exhibits

               (1) Certified copy of resolution of Board of Directors or Depositor establishing Registrant is incorporated by reference to Registrant's Registration Statement.

               (2) Not applicable.

               (3) Copy of distribution contract between Depositor and Principal
               Underwriter  is   incorporated   by  reference  to   Registrant's
               Pre-Effective Amendment No. 2.

               (4) Copy of the form of the variable annuity contract is incorporated by reference to Registrant's Pre-Effective Amendment No. 1.

               (5) Copy of the form of application to be used with the variable annuity contract provided pursuant to (4) is incorporated by reference to Registrant's Pre-Effective Amendment No. 1.

               (6) Copy of Articles of Incorporation and Bylaws of Depositor is incorporated by reference to Registrant's Pre-Effective Amendment No. 2.

               (7) Not applicable.

               (8) Copies of participation agreements with underlying funds are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 and Registrant's Post-Effective Amendment No. 2.

               (9)  Opinion  of  counsel  and  consent  of Ruth B.  Lurie,  Vice
               President,   Counsel  and  Associate  Secretary  incorporated  by
               referenced to Registrant's Registration Statement.


               (a)Written  Consent  of Jorden  Burt Boros  Cicchetti  Berenson &
                  Johnson LLP is attached as Exhibit 10(a).

               (b)  Written  Consent of  Deloitte & Touche  LLP is  attached  as
Exhibit 10(b).


               (11)  Not Applicable.

               (12)  Not Applicable.

               (13) Schedule for computation of each performance quotation provided in response to Item 21 is incorporated by reference to Registrant's Registration Statement.


Item 25.       Directors and Officers of the Depositor

                                                                        Position and Offices
Name                         Principal Business Address                    with Depositor

James Balog                  2205 North Southwinds Boulevard            Director
                             Vero Beach, Florida  32963

James W. Burns, O.C.                (4)                                 Director

Orest T. Dackow                     (3)                                 Director

Andre Desmarais                     (4)                                 Director

Paul Desmarais, Jr.                 (4)                                 Director

Robert G. Graham             574 Spoonbill Drive                        Director
                             Sarasota, Florida  34236

Robert Gratton                      (5)                                 Chairman

N. Berne Hart                2552 East Alameda Avenue, #99              Director
                             Denver, Colorado  80209

Kevin P. Kavanagh                   (1)                                 Director

William Mackness             61 Waterloo Street                         Director
                             Winnipeg, Manitoba R3N 0S3


William T. McCallum                 (3)                                 Director, President
                                                                        and
                                                                        Chief        Executive
                                                                        Officer

Jerry E.A. Nickerson         H.B. Nickerson & Sons Limited              Director
                             P.O. Box 130
                             265 Commercial Street
                             North Sydney, Nova Scotia  B2A 3M2

P. Michael Pitfield, P.C., Q.C.             (4)                         Director

Michel Plessis-Belair, F.C.A.               (4)                         Director

Brian E. Walsh               Veritas Capital Management, LLC            Director
                             115 East Putnam Avenue
                             Greenwich, Connecticut  06830


John A. Brown                       (3)                                 Senior Vice-President,
                                                                        Sales, Financial
                                                                        Services

Donna A. Goldin                             (2)                         Executive Vice-President
                                                                        and Chief Operating
                                                                        Officer,  One
                                                                        Corporation

Mitchell T.G. Graye                 (3)                                 Executive Vice-President,
                                                                        Chief  Financial Officer

John T. Hughes                      (3)                                 Senior Vice-President,
                                                                        Chief Investment Officer

D. Craig Lennox                        (3)                              Senior Vice-President,
                                                                        General Counsel and
                                                                        Secretary


Steven H. Miller                    (2)                                 Senior Vice-President,
                                                                        Employee Benefits, Sales

James D. Motz                       (2)                                 Executive Vice-President,
                                                                        Employee Benefits

Charles P. Nelson                   (3)                                 Senior Vice-President,
                                                                        Public Non-Profit
                                                                        Markets

Martin L. Rosenbaum                 (2)                                 Senior Vice-President,
                                                                        Employee Benefits
                                                                        Operations

Gregory E. Seller                           (3)                         Senior Vice-President,
                                                                        Major Accounts

Robert K. Shaw                      (3)                                 Senior Vice-President,
                                                                        Individual Markets

Douglas L. Wooden                   (3)                                 Executive Vice-President,
                                                                        Financial Services
--------------------------------------

(1)     100 Osborne Street North, Winnipeg, Manitoba, Canada  R3C 3A5.

(2)     8505 East Orchard Road, Englewood, Colorado  80111.

(3)     8515 East Orchard Road, Englewood, Colorado  80111.

(4)     Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada  H2Y 2J3.

(5)     Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada  H2Y 2J3.



Item 26. Persons controlled by or under common control with the Depositor or Registrant

        See Page C-4.


Item 27.       Number of Contractowners

        As of March 31, 1999, there were 6,587 Contractowners.


                                     ORGANIZATIONAL CHART
Power Corporation of Canada
        100% - 2795957 Canada Inc.
               100% - 171263 Canada Inc.
                      67.5% - Power Financial Corporation
                             81.1% - Great-West Lifeco Inc.
                                    99.5%   -  The  Great-West   Life  Assurance
                                            Company 100% - GWL&A Financial (Nova
                                            Scotia) Co.
                                                   100% - GWL&A Financial Inc.
                                                          100% - Great-West Life & Annuity  Insurance Company
                                                                 100%   -   Anthem   Health   &  Life Insurance Company
                                                                 100%  -  First   Great-West  Life  & Annuity Insurance Company
                                                                 100% - GW Capital Management, LLC
                                                                        100%   -   Orchard    Capital Management, LLC
                                                                        100%       -        Greenwood Investments, Inc.
                                                                 100%  -   Financial   Administrative Services Corporation
                                                                 100% - One Corporation
                                                                        100%  - One  Health  Plan  of Illinois, Inc.
                                                                        100%  - One  Health  Plan  of Texas, Inc.
                                                                        100%  - One  Health  Plan  of California, Inc.
                                                                        100%  - One  Health  Plan  of Colorado, Inc.
                                                                        100%  - One  Health  Plan  of Georgia, Inc.
                                                                        100%  - One  Health  Plan  of North Carolina, Inc.
                                                                        100%  - One  Health  Plan  of Washington, Inc.
                                                                        100%  - One  Health  Plan  of Ohio, Inc.
                                                                        100%  - One  Health  Plan  of Tennessee, Inc.
                                                                        100%  - One  Health  Plan  of Oregon, Inc.
                                                                        100%  - One  Health  Plan  of Florida, Inc.
                                                                        100%  - One  Health  Plan  of Indiana, Inc.
                                                                        100%  - One  Health  Plan  of Massachusetts, Inc.
                                                                        100% - One Health Plan, Inc.
                                                                        100%  - One  Health  Plan  of Alaska, Inc.
                                                                        100%  - One  Health  Plan  of Arizona, Inc.
                                                                        100% - One of Arizona, Inc.
                                                                        100%  - One  Health  Plan  of Maine, Inc.
                                                                        100%  - One  Health  Plan  of Nevada, Inc.
                                                                        100%  - One  Health  Plan  of New Hampshire, Inc.
                                                                        100%  - One  Health  Plan  of New Jersey, Inc.
                                                                        100%  - One  Health  Plan  of South Carolina, Inc.
                                                                        100%  - One  Health  Plan  of Wisconsin, Inc.
                                                                        100%  - One  Health  Plan  of Wyoming, Inc.
                                                                        100%     -    One     Orchard Equities, Inc.
                                                                 100% - Great-West  Benefit Services, Inc.
                                                                 100%   -   Benefits    Communication Corporation
                                                                        100%  -   BenefitsCorp Equities, Inc.
                                                                 100%    -   Greenwood  Property Corporation
                                                                  95%  -   Maxim Series Fund, Inc*.
                                                                 100%  -   GWL  Properties Inc.
                                                                        100%  -   Great-West   Realty Investments, Inc.
                                                                  50% - Westkin Properties Ltd.
                                                                  92%**- Orchard Series Fund
                                                                 100% - Orchard Trust Company

* 5% New England Life Insurance Company
        ** 8% New England Life Insurance Company


Item 28.       Indemnification

        Provisions exist under the Colorado Business Corporation Act and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                                  Colorado Business Corporation Act

   Article 109 - INDEMNIFICATION

   Section 7-109-101.  Definitions.

           As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.

           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, means the office in the corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in any proceeding if:

                  (a)    The person conducted himself or herself in good faith;

                  (b) The person reasonably believed:

                         (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; or

                         (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall be required to indemnify a person who is or was a director of the corporation and who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he was a party, against reasonable expenses incurred by him in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a)  The  director   furnishes   the   corporation  a  written
                  affirmation of his good-faith belief that he has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b)  If  it  determines   that  the  director  is  fairly  and
                  reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section  7-109-106.   Determination  and  Authorization  of  Indemnification  of
Directors.

           (1)  A  corporation  may  not  indemnify  a  director  under  Section
           7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required to be made under subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b) By the shareholders.

           (4) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible; except that, if the determination that indemnification is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory  indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                           Bylaws of GWL&A

           Article II, Section 11.  Indemnification of Directors.

                  The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own wilful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.



Item 29.   Principal Underwriter

(a)     Charles  Schwab  & Co.,  Inc.  ("Schwab")  is the  distributor  of  securities  of the
              Registrant.

(b)     Directors and Officers of Schwab

                              Position and Offices
Name                     Principal Business Address            with Underwriter

Charles R. Schwab                (1)                      Chairman

David S. Pottruck                (1)                      Chief Executive Officer

Linnet F. Deily                  (1)                      President - Schwab Retail Group

Steven L. Scheid                 (1)                      Enterprise President - Financial
Products and Services                                     and Chief Financial Officer

Daniel O. Leemon                 (1)                      Executive Vice President and Chief
Strategy Officer

Dawn G. Lepore                   (1)                      Executive Vice President and Chief
Information Officer

Luis E. Valencia                 (1)                      Executive Vice President -
                                                          International and Chief
                                                          Administrative Officer

Elizabeth Sawi                   (1)                      Executive Vice President

Karen W.  Chang                  (1)                      Enterprise President - General
Investor Services

John P. Coghlan                  (1)                      Enterprise President - Retirement Plan
Services and
                                                          Services for Investment Managers

Wayne W. Fieldsa                 (1)                      Enterprise President - Brokerage
Operations

Lon Gorman                       (1)                      Enterprise President - Capital Markets
and Trading

Susanne D. Lyons                 (1)                      Enterprise President - Retail Investor
                                                          Specialized Services

Gideon Sasson                    (1)                      Enterprise President - Brokerage
Operations

Christopher V. Dodds             (1)                      Executive Vice President - Finance

James M. Hackley                 (1)                      Executive Vice President and Head of
Branches

Frederick E. Matteson            (1)                      Executive Vice President - Schwab
                                                          Technology Services

John P. McGonigle                (1)                      Executive Vice President - Third Party
                                                          Funds

William J. Klipp                 (1)                      Executive Vice President - SchwabFunds

Geoffrey Penney                  (1)                      Executive Vice President - Financial
                                                          Products International Technology

George Rich                      (1)                      Executive Vice President - Human
                                                          Resources

Leonard Short                    (1)                      Executive Vice President - CRS
                                                          Advertising and Brand Management

Carrie Dwyer                     (1)                      Executive Vice President -
                                                          Corporate Oversight and Corporate
                                                          Secretary

Colleen M. Hummer                (1)                      Senior Vice President - Mutual Fund
                                                          Operations


Willie C. Bogan                  (1)                      Assistant Corporate Secretary

--------------------------------------


(1)        101 Montgomery, San Francisco, California  94104.


           (c)  Commissions  and  other   compensation   received  by  Principal
   Underwriter during registrant's last fiscal year:

                                   Net
Name of                            Underwriting         Compensation
Principal                          Discounts and             on                   Brokerage
Underwriter                        Commissions           Redemption           Commissions
                  Compensation

Schwab              -0-                                   -0-                        -0-
                                        -0-

Item 30.   Location of Accounts and Records

           All accounts,  books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the registrant through GWL&A, 8515 E. Orchard Road, Englewood, Colorado 80111.

Item 31.   Management Services

           Not Applicable.

Item 32.   Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           (e) GWL&A represents the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by GWL&A..

                                          SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets the requirements for effectiveness under Rules 485(b) and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 to be signed on its behalf, in the City of Englewood, State of Colorado, on this 30th day of April, 1999.

                                            VARIABLE ANNUITY-1 SERIES ACCOUNT
                                            (Registrant)



                                            By:     /s/ William T. McCallum
                                                  William T. McCallum, President
                                                  and Chief Executive Officer of
                                                   Great-West Life & Annuity
                                                   Insurance Company


                                            GREAT-WEST LIFE & ANNUITY
                                            INSURANCE COMPANY
                                            (Depositor)



                                           By:    /s/ William T. McCallum
                                                 William T. McCallum, President
                                                  and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with Great-West Life & Annuity Insurance Company and on the dates indicated:

Signature and Title                                              Date



/s/ Robert Gratton*                                    April 30  , 1999
--------------------------------------                -----------
Director and Chairman of the
Board (Robert Gratton)


/s/ William T. McCallum                                April 30  , 1999
--------------------------------------                -----------
Director, President and Chief Executive
Officer (William T. McCallum)

Signature and Title                                              Date




/s/ M.T.G. Graye                                   April 30  , 1999
-------------------------------------              ----------
Senior Vice President, Chief
Financial Officer(M.T.G. Graye)



/s/ James Balog*                                   April 30  , 1999
--------------------------------------             ----------
Director, (James Balog)



/s/ James W. Burns*                                April 30  , 1999
--------------------------------------             ----------
Director, (James W. Burns)


/s/ Orest T. Dackow*                               April 30  , 1999
--------------------------------------             ----------
Director (Orest T. Dackow)



                                                          , 1999
Director (Andre Desmarais)



/s/ Paul Desmarais, Jr.*                           April 30  , 1999
--------------------------------------             ----------
Director (Paul Desmarais, Jr.)



/s/ Robert G. Graham*                              April 30  , 1999
--------------------------------------             ----------
Director (Robert G. Graham)



/s/ N. Berne Hart*                                 April 30  , 1999
--------------------------------------             ----------
Director (N. Berne Hart)



/s/ Kevin P. Kavanagh*                      April 30  , 1999
--------------------------------------      ----------
Director (Kevin P. Kavanagh)

Signature and Title                                              Date




/s/ William Mackness*                              April 30  , 1999
--------------------------------------             ----------
Director (William Mackness)



/s/ Jerry E.A. Nickerson*                          April 30  , 1999
--------------------------------------             ----------
Director (Jerry E.A. Nickerson)



/s/ P.M. Pitfield*                                 April 30  , 1999
--------------------------------------             ----------
Director (P. Michael Pitfield)



/s/ Michel Plessis-Belair                          April 30  , 1999
--------------------------------------------       ----------
Director (Michel Plessis-Belair)



/s/ Brian E. Walsh*                                April 30  , 1999
-----------------------------------------          ----------
Director (Brian E. Walsh)



*By:     /s/ D.C. Lennox                           April 30  , 1999
        ----------------------------------         ----------
        D. C. Lennox

          Attorney-in-fact pursuant to Powers of Attorney filed with the Registration Statement and Pre-Effective Amendment No. 1 thereto.